Variable Universal Life
Prospectus, August 24, 1999

Offered by Columbus Life Insurance Company

Picture of a family at the beach

CL5.764 9908

Columbus Life
Insurance Company Logo
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                         COLUMBUS LIFE FLEXIBLE PREMIUM
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                         COLUMBUS LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT 1

                                   PROSPECTUS


                                 AUGUST 24, 1999


This Prospectus describes the Columbus Life Flexible Premium Variable Universal Life Insurance Policy (Policy) and the investment options available to Policy owners. It contains information you should know before purchasing a Policy and selecting your investment options. Please read this Prospectus carefully and keep it for future reference.

The Policy is issued by Columbus Life Insurance Company (Columbus Life). The Policy is an investment alternative that offers you:

     o   Life insurance protection          o    Tax-deferred earnings

     o   Flexible premium payments          o    Access to your funds through
                                                 withdrawals and loans
     o   Flexible benefits
                                            o    19 investment options
     o   Optional coverages


You tell us how to invest your premium payments among the investment options. Your investment options include the following Sub-Accounts of Separate Account 1:

o  AIM V.I. GROWTH                         o  TOUCHSTONE INTERNATIONAL EQUITY

o  AIM V.I. GOVERNMENT SECURITIES          o  TOUCHSTONE INCOME OPPORTUNITY

o  ALGER AMERICAN SMALL CAPITALIZATION     o  TOUCHSTONE HIGH YIELD

o  ALGER AMERICAN GROWTH                   o  TOUCHSTONE VALUE PLUS

o  MFS VIT EMERGING GROWTH                 o  TOUCHSTONE GROWTH & INCOME

o  MFS VIT GROWTH WITH INCOME              o  TOUCHSTONE ENHANCED 30

o  PIMCO LONG-TERM U.S. GOVERNMENT         o  TOUCHSTONE BALANCED

o  TOUCHSTONE SMALL CAP VALUE              o  TOUCHSTONE BOND

o  TOUCHSTONE EMERGING GROWTH              o  TOUCHSTONE STANDBY INCOME


The Fixed Account is an additional investment option. It is a fixed-rate option, backed by the general assets of Columbus Life.


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The Securities and Exchange Commission maintains a web site (http://www.sec.gov)
that contains certain other material that is legally part of the registration statement for Columbus Life Insurance Company Separate Account 1 (Separate Account 1) and other information about Separate Account 1. You can view these documents at the Public Reference Room of the Securities and Exchange Commission or obtain copies, for a fee, by writing to the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street N.W., Washington, D.C. 20549. You can also call the Securities and Exchange Commission at 800.SEC.0330.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Policies or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Policy is not a deposit or obligation of any bank. No bank has guaranteed or endorsed the Policy. The Policy is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, the National Credit Union Share Insurance Fund or any other agency.

Each Sub-Account invests in a corresponding Fund that may have a name and/or investment objective that is very similar to the name of a publicly available mutual fund managed by the same advisor and sub-advisor. The Funds in which the Sub-Accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in various factors that affect the operation of a Fund, such as implementation of the Fund's investment policies, Fund expenses and size of the Fund. In addition, your investment return from your Policy will be less than the investment return of a shareholder in the publicly available mutual funds because you will pay additional charges related to your Policy, such as premium tax charges and mortality and expense risk charges.

Investments in variable life insurance policies involve investment risk, including possible loss of principal and interest.

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                               TABLE OF CONTENTS

POLICY AT A GLANCE                                               4
SUMMARY                                                          7
PURCHASING YOUR POLICY                                          11
PREMIUM PAYMENTS                                                13
ALLOCATION OF NET PREMIUMS                                      16
TRANSFERRING YOUR MONEY                                         19
BORROWING YOUR MONEY                                            22
WITHDRAWING YOUR MONEY                                          24
DEATH BENEFITS                                                  26
PAYMENT OF POLICY PROCEEDS                                      30
CHARGES                                                         34
CONTINUATION OF YOUR POLICY                                     40
RIDERS                                                          43
OTHER INFORMATION ABOUT YOUR POLICY                             50
INFORMATION ABOUT THE INVESTMENT OPTIONS                        56
VALUATION OF YOUR INVESTMENT                                    65
PERFORMANCE INFORMATION                                         67
VOTING RIGHTS                                                   68
COLUMBUS LIFE INSURANCE COMPANY AND SEPARATE ACCOUNT 1          69
SERVICE PROVIDERS                                               74
TAX MATTERS                                                     76
OTHER GENERAL INFORMATION                                       85
SUPPLEMENT A - POLICY  ILLUSTRATION                            A-1
SUPPLEMENT B - TABLE OF APPLICABLE DEATH BENEFIT FACTORS       B-1
SUPPLEMENT C - TABLE OF COST OF INSURANCE CHARGES              C-1
SUPPLEMENT D - TABLE OF SURRENDER CHARGES                      D-1
SUPPLEMENT E - CONTINUATION PROVISIONS                         E-1

SUPPLEMENT F - VALUATION PROCEDURES                            F-1
COLUMBUS LIFE INSURANCE COMPANY FINANCIAL STATEMENTS             i

GLOSSARY                                                       G-1

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                               POLICY AT A GLANCE
The following is a snapshot of the Policy. Please refer to the Policy and the remainder of the Prospectus for further details and other information. See Supplement A for Illustrations of how various aspects of the Policy and investment performance can affect your Policy.

PREMIUM PAYMENTS AND WITHDRAWALS
--------------------------------------------------------------------------------

MINIMUM AMOUNTS
  PREMIUMS                     Depends on the Insured's Attained Age, gender and
                               underwriting class and the Specified Amount of
                               insurance coverage
  WITHDRAWALS                  $500


INSURANCE BENEFITS
--------------------------------------------------------------------------------


DEATH BENEFITS
  OPTION 1                     Greater of Specified Amount or the applicable
                               multiple of your Account Value
  OPTION 2                     Greater of Specified Amount plus Account Value or
                               the applicable multiple of your Account Value
MINIMUM ISSUE LIMIT
  PREFERRED                    $100,000
  STANDARD                     $25,000
MINIMUM INCREASE OR            $25,000, subject to Minimum Issue Limit
  DECREASE IN COVERAGE         restrictions
RIDERS
  INCLUDED RIDER*              Accelerated Death Benefit
  OPTIONAL RIDERS              Accidental Death
                               Insured Insurability
                               Disability Credit
                               Children's Term
                               Other Insured

TRANSFERS
--------------------------------------------------------------------------------

NUMBER OF FREE TRANSFERS       12 times between Sub-Accounts per Policy Year;
                               1 time from the Fixed Account per Policy Year
                               (25% limitation in the first 4 years) or 1 time
                               to the Fixed Account per Policy Year
                               (restrictions do not apply to transfers made
                               under the Dollar Cost Averaging Program)
MINIMUM AMOUNT OF TRANSFER     $250 or the total amount in the Sub-Accounts,
                               whichever is less


--------------------------------------------------------------------------------

LOANS

LOAN AMOUNT
  MINIMUM                      None
  MAXIMUM                      90% of the Cash Surrender Value, less any
                               Indebtedness and less the next 2 Monthly
                               Deductions and Monthly Expense Charges
INTEREST RATE                  6.50% (maximum of 8.00%)


 * Where permitted by state law.


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POLICY CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

PERCENT OF PREMIUM CHARGES
  PREMIUM EXPENSE CHARGES      4.75% (maximum of 5.50%) of premium payments
  TAX CHARGES                  Varies by state of residence (maximum of
                               3.50% of premium payments)

MONTHLY DEDUCTIONS FROM ACCOUNT VALUE
  COST OF INSURANCE CHARGES    Depends on the Insured's Attained Age,
                               gender and underwriting class, and your
                               Specified Amount, Account Value and death
                               benefit option
  MONTHLY EXPENSE CHARGES      $6.00 (maximum of $7.00)


  RIDER CHARGES
    Accelerated Death Benefit  No charge until advance of funds (and then the only charge is interest on the advance)
    Accidental Death           Depends on the Insured's Attained Age and
                               selected Accidental Death Benefit Amount
    Insured Insurability       Depends on the Insured's Attained Age and
                               selected Insured Insurability Option Amount
    Disability Credit          Depends on the Insured's Attained Age and
                               selected Credit Amount
    Children's Term            Depends on selected Children's Term Benefit
                               Amounts
    Other Insured              Depends on each Other Insured's Attained Age,
                               gender and underwriting class and selected Other
                               Insured Benefit Amounts


SEPARATE ACCOUNT CHARGES
  MORTALITY AND EXPENSE        0.90% effective annual rate (maximum of 1.00%)
   RISK CHARGE                 deducted daily from the Accumulation Unit Value
                               of each Sub-Account
TRANSACTION CHARGES

  TRANSFER CHARGES             $0 for first 12 transfers among Sub-Accounts each
                               Policy Year; $10 for each additional transfer in a Policy Year--deducted from Account Value at time of transfer

  SURRENDER CHARGES
  Full Surrender               Depends on the decrease in Specified Amount as
                               shown in your most recent Policy Schedule and in
                               Supplement D (applies during the first 14 years
                               since your Policy Date or since the date of any
                               increase in Specified Amount)--deducted from
                               Account Value at time of surrender (maximum of
                               $44.90 Per $1,000 decrease in Specified Amount)
--------------------------------------------------------------------------------

  Partial Surrender or         A pro rata portion of the full surrender charge
  Withdrawal                   shown in your most recent Policy Schedule and in
                               Supplement D (applies during the first 14 years since your Policy Date or since the date of any increase in Specified Amount) and a $50 withdrawal fee for your second and each additional withdrawal in a Policy Year--deducted from Account Value at time of surrender or withdrawal (maximum of $44.90 per $1,000 decrease in Specified Amount)

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FUND EXPENSES
--------------------------------------------------------------------------------

                                                                              TOTAL EXPENSES    TOTAL EXPENSES
                                                                  OTHER        AFTER EXPENSE    BEFORE EXPENSE
                                            ADVISOR FEES        EXPENSES       REIMBURSEMENT     REIMBURSEMENT
AIM VARIABLE INSURANCE FUNDS, INC.
   (ADVISOR--AIM ADVISORS, INC.)
   AIM V.I. Growth Fund*                         0.64%             0.08%            0.72%             0.72%
   AIM V.I. Government Securities Fund*          0.50%             0.26%            0.76%             0.76%

THE ALGER AMERICAN FUND
   (ADVISOR--FRED ALGER MANAGEMENT, INC.)
   Alger American Small
    Capitalization Portfolio*                    0.85%             0.04%            0.89%             0.89%
   Alger American Growth Portfolio*              0.75%             0.04%            0.79%             0.79%

MFS VARIABLE INSURANCE TRUST
   (ADVISOR--MASSACHUSETTS FINANCIAL SERVICES COMPANY)
   MFS VIT Emerging Growth Series*               0.75%             0.10%            0.85%             0.85%(a)
   MFS VIT Growth with Income Series*            0.75%             0.13%            0.88%             0.95%(a)

PIMCO VARIABLE INSURANCE TRUST
   (ADVISOR--PACIFIC INVESTMENT MANAGEMENT COMPANY)
   PIMCO Long-Term U.S. Government
    Portfolio*                                   0.40%             0.25%            0.65%             0.67%(b)

TOUCHSTONE VARIABLE SERIES TRUST
   (ADVISOR--TOUCHSTONE ADVISORS, INC.)
   Touchstone Small Cap Value Fund+              0.80%             0.20%            1.00%             2.70%(c)
   Touchstone Emerging Growth Fund*              0.80%             0.35%            1.15%             1.49%(c)
   Touchstone International Equity Fund*         0.95%             0.30%            1.25%             1.95%(c)
   Touchstone Income Opportunity Fund*           0.65%             0.20%            0.85%             1.25%(c)
   Touchstone High Yield Fund+                   0.60%             0.20%            0.80%             2.50%(c)
   Touchstone Value Plus Fund+                   0.75%             0.40%            1.15%             7.49%(c)
   Touchstone Growth & Income Fund+              0.80%             0.05%            0.85%             1.37%(c)
   Touchstone Enhanced 30 Fund+                  0.65%             0.10%            0.75%             2.45%(c)
   Touchstone Balanced Fund*                     0.80%             0.10%            0.90%             1.37%(c)
   Touchstone Bond Fund+                         0.55%             0.20%            0.75%             1.32%(c)
   Touchstone Standby Income Fund*               0.25%             0.25%            0.50%             0.95%(c)

* The fee and expense figures shown for the Fund are based on amounts incurred during the fiscal year ended December 31, 1998.
+ Since the Touchstone Value Plus Fund started on May 1, 1998, the Touchstone Growth & Income Fund and the Touchstone Bond Fund started on January 4, 1999, and the Touchstone Small Cap Value Fund, the Touchstone High Yield Fund and the Touchstone Enhanced 30 Fund started on May 1, 1999, expenses for these funds are based on estimates.
(a) The custodian for each of the MFS Funds has agreed to an expense offset arrangement if expenses reach a certain level. The MFS Funds may also have other agreements that reduce the expenses actually paid by the MFS Funds. For example, prior to October 2, 1998, Massachusetts Financial Services Company had agreed to waive certain fees or reimburse the MFS Growth with Income Series so that its expenses did not exceed a specified level.
(b) Pacific Investment Management Company has agreed to reduce its administrative fee, subject to potential future reimbursement, to the extent that the total expenses of the PIMCO Long-Term U.S. Government Portfolio would exceed 0.65%.


(c) During 1998, fee waiver and expense reimbursement arrangements had the effect of reducing expenses actually paid by the Touchstone Emerging Growth Fund, the Touchstone International Equity Fund, the Touchstone Income Opportunity Fund, the Touchstone Balanced Fund and the Touchstone Standby Income Fund. Touchstone Advisors, Inc., has agreed to waive certain fees or reimburse each Touchstone Fund so that the Fund's total expenses do not exceed the percentage set forth in the "Total Expenses After Expense Reimbursement" column for the Fund. These agreements will remain in place until at least December 31, 1999.


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                                    SUMMARY


This summary answers some basic questions about the Policy. Because this is a summary, please read the Policy and the remainder of the Prospectus for more details and other information. If the terms of your Policy differ from the description of the Policy in this Prospectus, you should rely on the terms of your Policy.

WHAT KIND OF LIFE INSURANCE IS THE POLICY?

The Policy is a flexible premium, variable universal life insurance policy. The Policy is called "flexible premium" because you can change the amount and frequency of your premium payments, within certain limits. The Policy is called "variable" life insurance because your Cash Surrender Value and your Death Benefit can vary because your Account Value will vary.

CAN I OBTAIN PERSONALIZED ILLUSTRATIONS DEMONSTRATING HOW THE POLICY MIGHT WORK?

Yes, we will furnish, upon request and free of charge, a personalized illustration reflecting the proposed Insured's Attained Age, gender and underwriting class. We may charge a reasonable fee for additional illustrations.

HOW DO I PURCHASE A POLICY?

You can apply for a Policy by contacting your insurance agent. We will not issue a Policy that insures a person who does not meet our underwriting standards. We will also not issue a Policy that insures a person who will be over 85 years of age on the date the Policy is issued. Insurance coverage under your Policy begins on the effective date of your Policy.

HOW MUCH LIFE INSURANCE CAN I PURCHASE?

The minimum amount of life insurance you must purchase depends on which premium classification applies to your application. If you qualify for our "preferred" premium classification, the minimum amount of insurance you must purchase is $100,000; otherwise it is $25,000. We call this minimum amount of insurance the "Minimum Issue Limit."


We call the amount of insurance that you request the "Specified Amount."


You can request a change to your Specified Amount at any time after the first Policy Year. We must approve each request. You cannot decrease your Specified Amount below your Minimum Issue Limit. Surrender charges may apply to decreases in your Specified Amount.

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WHAT INSURANCE PROTECTION DOES THE POLICY OFFER?

The Policy provides life insurance on the Insured. We will pay the Beneficiary the Death Proceeds when the Insured dies. The Death Proceeds include the Death Benefit under the Policy plus any insurance provided by riders to the Policy.


The Death Benefit will never be lower than your Specified Amount less any Indebtedness. Depending on the Insured's age and your Account Value, the Death Benefit could be higher than your Specified Amount. The amount of the Death Benefit also depends on the death benefit option you selected. We offer two death benefit options--Option 1 and Option 2.


Option 1 emphasizes the potential growth of your Account Value. If you select Option 1, any increase in your Account Value will decrease the risk to us relative to the death benefit we must pay when the Insured dies and will decrease your cost of insurance.

Option 2 emphasizes the potential growth of your Death Benefit. If you select Option 2, any increase in your Account Value will increase the amount of your Death Benefit. Your cost of insurance will be higher under Option 2.

HOW MUCH ARE THE PREMIUM PAYMENTS?

When you purchase your Policy, you tell us how much you plan to pay and how often you plan to pay. This is called your Planned Premium. The amount and frequency of your Planned Premium is shown in your Policy Schedule. Generally, you would continue to make Planned Premium payments until the Insured reaches 100 years of age or dies.

You are not required to make premium payments in set amounts or on a set schedule. You may skip a Planned Premium payment and you may change the amount and frequency of your Planned Premium. You must use this flexibility responsibly to ensure that your insurance coverage continues. You may need to increase your Planned Premium or make additional premium payments to keep your Policy in force.

WHAT CHARGES WILL I PAY UNDER THE POLICY?

We assess charges to support the operation of your Policy and Separate Account 1, such as cost of insurance charges, rider charges, Monthly Expense Charges, premium expense charges, tax charges and mortality and expense risk charges. In addition, we assess administrative fees for processing withdrawals and certain transfers among the Sub-Accounts and surrender charges on withdrawals made in the first 14 years of the Policy or within 14 years following an increase in your Specified Amount. Some charges are subtracted from your premium payments; others reduce your Account Value or the Accumulation Unit Value.


8

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WHAT FACTORS AFFECT MY COST OF INSURANCE CHARGES?

Your cost of insurance charges will depend on the Insured's age, gender and underwriting class, your Account Value, your Indebtedness and the death benefit option you select. The underwriting class depends on Insured's health, whether the Insured uses tobacco and other factors that we use to determine the insurability of the Insured. The maximum monthly cost of insurance charges will never exceed the guaranteed monthly cost of insurance rates as shown in your Policy Schedule.

WHAT ARE MY INVESTMENT OPTIONS?

You have 19 investment options for your Net Premiums. You may allocate your Net Premiums among the 18 Sub-Accounts of Separate Account 1 and the Fixed Account. Each Sub-Account invests exclusively in a corresponding Fund of AIM Variable Insurance Funds, Inc. (AIM), The Alger American Fund (Alger), MFS Variable Insurance Trust (MFS), PIMCO Variable Insurance Trust (PIMCO) or Touchstone Variable Series Trust (Touchstone). The Sub-Accounts provide an opportunity for a higher rate of return than the Fixed Account but also expose you to a higher risk of losing money. The Fixed Account provides a guaranteed minimum rate of return.

HOW DO I ALLOCATE MY NET PREMIUMS AMONG INVESTMENT OPTIONS?

You allocate your Net Premiums by specifying on your application the percentage of your Net Premiums you would like us to allocate to each investment option. You may change your allocation instructions at any time by notifying us either by telephone or in writing. When we receive a premium payment from you, we allocate the Net Premiums based on the most recent allocation instructions we have received from you.

HOW WILL MY ACCOUNT VALUE VARY?

Your Account Value will vary on a daily basis to reflect the investment experience of the Sub-Accounts. Your Account Value will also reflect the amount and frequency of premium payments, any withdrawals, any Indebtedness and charges and deductions connected with your Policy. There is no guaranteed minimum Account Value, which means that you bear the entire investment risk that your Account Value could fall to zero.

CAN I TRANSFER MY ACCOUNT VALUE AMONG INVESTMENT OPTIONS?

Yes, you can transfer your Account Value among the Sub-Accounts up to 12 times per Policy Year without charge. We will charge you $10 for each additional transfer you make among the Sub-Accounts in a Policy Year. You are also permitted to make 1 transfer to the Fixed Account or 1 transfer from the Fixed Account per Policy Year without charge. In the first 4 Policy Years, you cannot transfer more than 25% of your money from the Fixed Account in a Policy Year.

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HOW DO I ACCESS MY ACCOUNT VALUE?

Generally, you can withdraw from your Policy part or all of your Account Value, less any applicable withdrawal fees and surrender charges, and less any Indebtedness. We generally assess a surrender charge for each partial or full withdrawal. Partial withdrawals and related withdrawal fees and surrender charges will reduce your Account Value. Depending upon your Account Value and death benefit option, partial withdrawals and surrender charges may also reduce your Specified Amount. A full surrender will terminate your Policy. A partial withdrawal or surrender may also have tax consequences.

CAN I BORROW AGAINST MY POLICY?

Yes, you can borrow money from us by using your Policy as the sole collateral for the loan. The most you can borrow against your Policy is 90% of your Cash Surrender Value, less any Indebtedness and less an amount sufficient to cover the next 2 Monthly Deductions and Monthly Expense Charges. The maximum interest rate we charge on loans is 8.00%. A loan, whether repaid or not, will have a permanent negative effect on the Death Benefit and Account Value of your Policy.

WHAT WILL CAUSE THE POLICY TO LAPSE WITHOUT VALUE?


Your Policy will lapse if your Net Cash Surrender Value is insufficient to pay the Monthly Expense Charge and Monthly Deduction and none of the continuation provisions applies and we do not receive sufficient premium payment during the Grace Period. If your Policy lapses, you will not receive any money from us because Net Cash Surrender Value will have been reduced to zero.


WILL MY DEATH BENEFIT AND ACCOUNT VALUE BE TAXED?

The Policy is intended to meet the definition of a "life insurance contract" under federal tax law. Therefore, the Death Proceeds should be fully excludable from the Beneficiary's gross income. In addition, any earnings on your investment in the Sub-Accounts should not be taxable to you while the Policy is in effect unless you withdraw some or all of your Account Value. Under certain circumstances, a loan may be treated as taxable income. We do not intend this discussion to be tax advice. You should consult with your own tax advisor before purchasing a Policy.

DO I HAVE A "FREE LOOK" RIGHT TO EXAMINE THE POLICY?

Yes, you may cancel the Policy within 10 days after receiving it, or such longer period as state law may require. If you cancel the Policy during the FREE LOOK period, we generally will refund to you (1) the amount of your Net Premiums allocated to the Fixed Account, plus (2) the value of your investments in the Sub-Accounts as calculated on the date your notice of cancellation is received by us or your insurance agent, plus (3) any charges.


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                             PURCHASING YOUR POLICY

To obtain an application to purchase a Policy, please contact your insurance agent.

ELIGIBLE PURCHASERS

You can apply for a Policy if:

     o   You live in a state where we can issue a Policy.
     o   You are of legal age.

Your application will be processed through our underwriting process, which may require the proposed Insured to have a medical exam. Any premium payment received by us from you before we have completed the underwriting process will be held by us in escrow. After we complete the underwriting process, we will notify you of our decision regarding your application. If we approve your application, the insurance coverage provided by your Policy will begin on the effective date of your Policy. The effective date of your Policy will be the later of

     o The date we complete the underwriting process and approve your application; or
     o The date we receive the required minimum initial premium payment.

We will allocate your initial Net Premiums to your selected investment options on the effective date of your Policy. We will send you a confirmation statement indicating that your initial Net Premiums have been allocated and your Policy is effective.

Even if you live in a state where we can issue a Policy, we will not issue a Policy that insures a person who will be over 85 years of age on the date the Policy is issued. We will also not issue a Policy that insures a person who does not meet our underwriting standards. If we do not issue a Policy to you, we will return any premium payments made by you and received by us.

SPECIFIED AMOUNT AND MINIMUM ISSUE LIMIT

If you meet our underwriting standards, you may purchase a Policy with a Specified Amount as low as the Minimum Issue Limit. The Minimum Issue Limit depends on the premium classification used and is shown on your Policy Schedule. If you purchase a Policy with a Specified Amount equal to or near the Minimum Issue Limit, you might not be able to

     o   Make partial withdrawals
     o   Reduce your Specified Amount
     o   Change your Death Benefit option


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You should consider these limitations before you purchase a Policy with a
Specified Amount at or near the Minimum Issue Limit. You should discuss the Specified Amount for your Policy with your insurance agent before purchasing a Policy.

10-DAY REVIEW PERIOD

You have 10 days to review your Policy after you receive it. This 10-day review period is called the FREE LOOK period. The state where you live may require us to give you a longer FREE LOOK period.

If you are not satisfied with the Policy, you can cancel it during the FREE LOOK period. To cancel your Policy, you must return it either to us at Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850, or to the insurance agent who sold you the Policy within 10 days after you receive it. If you cancel the Policy during the FREE LOOK period, we will refund to you:

     o   The amount of your Net Premiums allocated to the Fixed Account, plus
     o The value of your investments in the Sub-Accounts as calculated on the date your notice of cancellation is received by us or your insurance agent, plus
     o   Any charges.

However, some state laws may require us to refund your total premium payments.

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                                PREMIUM PAYMENTS

Premium payments are payments that you make to purchase and maintain your Policy. You can vary the amount and frequency of your premium payments. The amount and frequency of your premium payments will affect your Account Value and the duration of insurance coverage under your Policy. We reserve the right to reject any premium payment if, in our opinion, accepting the payment would mean the Policy would not qualify as life insurance under federal tax laws.

Your initial premium payment must equal at least 1/12th of the applicable minimum annual premium. Your initial premium payment may be given to your insurance agent. You should send your subsequent premium payments to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850.

Generally each premium payment must be at least $50.

You can make premium payments through automatic or scheduled installment payments, such as pre-authorized checking account deductions. If you use one of these methods to make premium payments, we will accept premium payments in amounts less than $50.

Federal tax law may limit your ability to make certain large premium payments. We will monitor your premium payments to be sure that you do not exceed the permitted amounts or inadvertently incur any tax penalties due to excess premium payments.

PLANNED PREMIUM


When you purchase your Policy, you tell us how much you plan to pay and how often you plan to pay. This is called your Planned Premium. The amount and frequency of your Planned Premium is shown in your Policy Schedule. Generally, you would continue to make Planned Premium payments until the Policy Anniversary after the Insured reaches 100 years of age or dies. You are not required to make a Planned Premium payment, but making Planned Premium payments increases the likelihood that your insurance coverage under the Policy will continue.

You are not required to make premium payments in set amounts or on a set schedule. You may find this flexibility attractive, but you are responsible for making sufficient premium payments to ensure that your Policy continues.

Generally, your Policy continues so long as your Net Cash Surrender Value is equal to or more than the Monthly Deduction plus the Monthly Expense Charge. Your Net Cash Surrender Value will fluctuate depending on various factors including the amount of your premium payments. Making Planned Premium payments increases the likelihood that your Net Cash Surrender Value will be sufficient to continue your Policy. If you skip a Planned Premium payment or you stop making Planned Premium payments, it is more likely that your Net Cash Surrender Value will be insufficient to continue your Policy.

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Making Planned Premium payments does not guarantee that your Policy will continue. Because your Net Cash Surrender Value is affected by other factors, such as the investment return of your Policy, the charges related to your Policy, and the amount of loans and withdrawals you have made, your Planned Premium payments may not be enough to keep your Policy in force. You may need to increase your Planned Premium or make additional premium payments to keep your Policy in force. We will monitor your Policy and notify you if your Net Cash Surrender Value is no longer sufficient to maintain your Policy. Also, each year we will send you a report that includes a projection, which is based upon certain assumptions, that will indicate whether or not your Planned Premium is likely to be sufficient to keep your Policy in force for the upcoming year.

An illustration is a useful tool for estimating, by assuming one or more hypothetical investment returns, whether a given Planned Premium is likely to achieve the goals you have set for your Policy. An illustration is available upon request and free of charge.

More information about the continuation of your Policy, including certain provisions of your Policy that guarantee continued coverage for a specific period of time, is located on page 36 of this Prospectus.

CHANGING YOUR PLANNED PREMIUM

PLANNED PREMIUM CHANGES BY PHONE. You can change the amount or frequency of your Planned Premium over the phone by following these steps:

STEP 1: Fill out either the telephone authorization part of the application or a Telephone Access Authorization Form. You can get a copy of this form by contacting the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. You must complete and return one of these telephone authorizations before you call to change your Planned Premium.


STEP 2: Call the Columbus Life Variable Service Center at 800.677.9595 between 8 a.m. and 4 p.m. Eastern Time.


         Give the representative the following information:

     o   Your Social Security number
     o Your Policy number or other precise information that identifies your Policy
     o   Your new Planned Premium information

PLANNED PREMIUM CHANGES IN WRITING. You can also change the amount or frequency of your Planned Premium by writing to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your written instructions must include the following information:

     o Your Policy number or other precise information that identifies your Policy
     o Your new Planned Premium information
     o Your signature

SKIPPING PLANNED PREMIUM PAYMENTS

You can skip Planned Premium payments and your Policy will continue to be effective if the Net Cash Surrender Value of your Policy is sufficient to pay the Monthly Deduction and the Monthly Expense Charge on the next Monthly Anniversary Day or one of the continuation provisions described on page 36 is applicable. If not, your Policy may terminate.

INVESTOR ALERT

     o Your Net Cash Surrender Value is affected by various factors, including the investment performance of the investment options you select. Therefore, it is possible that, due to poor investment performance, your Net Cash Surrender Value will not be sufficient to continue coverage under your Policy even if you have paid your Planned Premiums.
     o Skipped premium payments, withdrawals and loans will reduce your Net Cash Surrender Value and may prevent you from meeting the conditions required to continue coverage under your Policy.
     o Because of the relative size of the minimum annual premium for the Term No-Lapse Guarantee and the surrender charge, your Net Cash Surrender Value will likely be zero for at least 10 years if you pay only that minimum annual premium.

                           ALLOCATION OF NET PREMIUMS

INVESTMENT OPTIONS

You decide how to allocate your Net Premiums by selecting from the following investment options:

         SUB-ACCOUNTS

              o   AIM V.I. Growth
              o   AIM V.I. Government Securities
              o   Alger American Small Capitalization
              o   Alger American Growth
              o   MFS VIT Emerging Growth
              o   MFS VIT Growth with Income
              o   PIMCO Long-Term U.S. Government
              o   Touchstone Small Cap Value
              o   Touchstone Emerging Growth
              o   Touchstone International Equity
              o   Touchstone Income Opportunity
              o   Touchstone High Yield
              o   Touchstone Value Plus
              o   Touchstone Growth & Income
              o   Touchstone Enhanced 30
              o   Touchstone Balanced
              o   Touchstone Bond
              o   Touchstone Standby Income

         FIXED ACCOUNT

         You should review your selected investment options and allocations periodically to determine if they are appropriate considering market conditions and your financial objectives.

ALLOCATION OF NET PREMIUMS

Your initial allocation instructions are included in your application and are shown in your Policy Schedule. You can change your allocation instructions by contacting us either by phone or in writing. After we receive a premium payment from you, we allocate your Net Premiums based on the most recent allocation instructions we have received from you.

The following guidelines apply to the allocation of your Net Premiums:

     o Allocate at least 1% of your Net Premiums to each investment option you choose.
     o Use whole percentages. For example, you can allocate 33% or 34% to an investment option, not 33 1/3%.
     o Make sure your percentages total 100%.

ALLOCATION CHANGES BY PHONE. You can change the allocation of your future Net Premiums over the phone by following these steps:

STEP 1: Fill out either the telephone authorization part of the application or a Telephone Access Authorization Form. You can get a copy of this form by contacting the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. You must complete and return one of these telephone authorizations before you call to change your allocations over the phone.


STEP 2: Call the Columbus Life Variable Service Center at 800.677.9595 between 8 a.m. and 4 p.m. Eastern Time.


     Give the representative the following information:

     o Your Social Security number
     o Your Policy number or other precise information that identifies your Policy
     o Your allocation instructions

ALLOCATION CHANGES IN WRITING. You can also change the allocation of your future Net Premiums by writing to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your written instructions must include the following information:

     o Your Policy number or other precise information that identifies your Policy
     o Your allocation instructions
     o Your signature

THIRD PARTY AUTHORIZATION. You can authorize a third party to allocate your Net Premiums. To do so, you must complete the appropriate authorization forms. Contact the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850 at 800.677.9595 for additional information.


INVESTOR ALERT

     o There is no guaranteed minimum value for amounts allocated to the Sub-Accounts. This means that you bear the entire investment risk that your investment in a Sub-Account could fall to zero.

                             TRANSFERRING YOUR MONEY


After your FREE LOOK period, you can transfer money from one investment option to another. You can make transfers by phone or in writing.


The following guidelines apply to transfers other than dollar cost averaging transfers:

     o Each transfer must be at least $250 or the total value of the Sub-Accounts, if less than $250.
     o The allocation to each investment option must be at least 1% of the total transfer amount.
     o You can transfer money among the Sub-Accounts up to 12 times in a Policy Year without a charge. You will be charged $10 per transfer for each additional transfer in a Policy Year.

     o You can transfer FROM the Fixed Account or TO the Fixed Account only once each Policy Year.
     o During the first 4 Policy Years, you can transfer up to 25% of your money FROM the Fixed Account in a Policy Year. After your 4th
       Policy Year, you can transfer all of your money FROM the Fixed
       Account at any time.
     o You can transfer an unlimited amount TO the Fixed Account.


All transfers requested on the same day will be considered a single transfer for purposes of these guidelines and charges.

TRANSFERS BY PHONE. You can transfer your money by calling us and following these steps:

STEP 1: Fill out either the telephone authorization part of the application or a Telephone Access Authorization Form. You can get a copy of this form by contacting the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. You must complete and return one of these telephone authorizations before you call to transfer your money.


STEP 2: Call the Columbus Life Variable Service Center at 800.677.9595 between 8 a.m. and 4 p.m. Eastern Time.


Give the representative the following information:

     o Your Social Security number
     o Your Policy number or other precise information that identifies your Policy
     o Your transfer instructions

TRANSFERS IN WRITING. You can also transfer your money by writing to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your written instructions must include the following information:

  o Your Policy number or other precise information that identifies your Policy
  o Your transfer instructions
  o Your signature

THIRD PARTY AUTHORIZATION. You can authorize a third party to transfer your money for you. To do so, you must complete the appropriate authorization forms. Contact the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850 at 800.677.9595 for additional information.

DOLLAR COST AVERAGING PROGRAM

Dollar cost averaging is a method of investing equal amounts of money at regular intervals. Dollar cost averaging allows you to purchase more when prices are low and less when prices are high. For dollar cost averaging to be effective, you should continue to invest during both market ups and downs. You should also consider your financial ability to maintain a consistent level of investment over time.

The Dollar Cost Averaging Program allows you to transfer amounts at regular intervals from the Touchstone Standby Income Sub-Account or the Fixed Account to the other Sub-Accounts. You can make the following transfers:

     o A specific dollar amount
     o A specific percentage of your money in the Touchstone Standby Income Sub-Account or the Fixed Account
     o Earnings in the Touchstone Standby Income Sub-Account or the Fixed
       Account

You select the number and frequency of your transfers in the Dollar Cost Averaging Program. We will transfer the money on your Monthly Anniversary Day.

The following guidelines apply to dollar cost averaging transfers:

     o Dollar cost averaging transfers must continue for at least 12 months.
     o Each transfer must be at least $100.
     o The allocation to each Sub-Account must be at least 1% of the transfer amount.

To set up dollar cost averaging transfers, contact the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850 at 800.677.9595. We currently do not charge a fee for this service. However, we may charge a fee in the future for your transfers in the Dollar Cost Averaging Program.

Dollar cost averaging transfers will stop if we complete the number of transfers you requested, you ask us to stop after using the program for 12 months, you do not have enough money in your accounts to complete the transfer, or we discontinue the program. If we discontinue the program, you will be allowed to complete the number of transfers you previously requested.

21.

                              BORROWING YOUR MONEY

Your Policy is designed to provide insurance coverage and to help you achieve your long-term financial goals. However, there may be times when you need to borrow money against your Policy.

LOANS

You can borrow money against your Policy. We calculate the maximum loan amount using the following procedure:

     o   We determine 90% of your Cash Surrender Value.
     o   We subtract any outstanding Indebtedness.
     o We determine and subtract the next 2 Monthly Deductions and Monthly Expense Charges.


COLLATERAL FOR LOANS


If you borrow money against your Policy, we will transfer the same amount of money to your Loan Account. The money in your Loan Account is collateral for your loan. We transfer money on a pro rata basis from each of your investment options. For example, if you have 25% of your money in the Touchstone Income Opportunity Sub-Account and 75% of your money in the Touchstone Balanced Sub-Account and you borrow $2,000, we will transfer $500 from the Touchstone Income Opportunity Sub-Account (25% of $2,000) and $1,500 from the Touchstone Balanced Sub-Account (75% of $2,000) to your Loan Account.

We pay interest on your Loan Account. The minimum interest we currently pay is 3.00% annually. Each month we transfer the interest on your Loan Account back to your investment options on a pro rata basis according to your current allocation instructions at that time.


INTEREST ON BORROWED AMOUNTS

We charge interest on the amounts you borrow at the current rate shown in your Policy Schedule. We may change the interest rate at any time, but the interest rate will never be greater than the maximum interest rate that is listed in your Policy Schedule.


Interest is due on each Policy Anniversary and on the date the loan is repaid. If you do not pay the interest when it is due, we will treat it as an additional loan and transfer it on a pro rata basis from each of your investment options to the Loan Account.

INVESTOR ALERT

Any loan, even if you repay the loan, will generally have a permanent negative effect on the Death Benefit and Account Value because:

   o Loan amounts will not be available for investment in the Sub-Accounts or Fixed Account.
   o Interest charged on borrowed amounts may be treated as an additional loan.
   o Outstanding Indebtedness is subtracted to determine your Death Benefit.

LOAN REPAYMENTS


You can repay all or part of your loan at any time while the Insured is living. When you make a payment towards the principal amount of your loan, we transfer the amount of the loan payment from your Loan Account back to your investment options on a pro rata basis according to your allocation instructions at that time.


If you do not repay the loan before the Insured dies, we will deduct the Indebtedness when determining your Death Benefit. If you do not repay the loan before you surrender your Policy, we will deduct the Indebtedness to determine the Net Cash Surrender Value proceeds.

CANCELLATION BASED ON INDEBTEDNESS

If the Indebtedness exceeds the Cash Surrender Value less the Monthly Deduction and Monthly Expense Charge for the current month, we can terminate your Policy. We will tell you that we intend to terminate your Policy by mailing a notice to you at least 31 days before we terminate your Policy. This notice will tell you the minimum amount that you must pay to keep your Policy in effect. We will mail the notice to your address as shown on our records. If our records indicate that someone holds your Policy as collateral, we will also mail a copy of the notice to that person's address as shown on our records.

                             WITHDRAWING YOUR MONEY

There may be times when you need to withdraw money from your Policy. If you withdraw money from your Policy or cancel your Policy, you may have to pay a surrender charge. Surrender charges are explained on page 36.

PARTIAL WITHDRAWALS

After you have owned your Policy for one year, you may withdraw a portion of your money from your Policy by sending written instructions to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. For help with a partial withdrawal, please call the Columbus Life Variable Service Center at 800.677.9595.

The following guidelines apply to partial withdrawals:

  o You must include your Policy number or other information that identifies your Policy and the amount to be withdrawn in your instructions.
  o Each withdrawal must be at least $500.
  o No partial withdrawal may be made that would reduce your Net Cash Surrender Value below $250.
  o You will generally pay a surrender charge for each partial withdrawal you make.
  o You can make one withdrawal in a Policy Year without paying a withdrawal fee. You will be charged a fee of $50 per withdrawal for each additional withdrawal in that Policy Year.
  o If you have death benefit Option 1, each partial withdrawal will generally reduce your Specified Amount by the amount withdrawn plus any withdrawal fees and surrender charges.
  o The amount of your partial withdrawal may be limited because your Specified Amount cannot be reduced to less than the Minimum Issue Limit by a partial withdrawal. As a result, if your Specified Amount is equal to the Minimum Issue Limit for your Policy, you will not be able to make partial withdrawals.

PROCESSING WITHDRAWALS

When we process your partial withdrawal, we will deduct the amount withdrawn plus any withdrawal fees and surrender charges from your Account Value. We withdraw money from each of your investment options on a pro-rata basis.

CANCELING YOUR POLICY

You can cancel your Policy at any time. When you cancel your Policy, we pay you the Net Cash Surrender Value. This payment terminates your Policy and our obligations under the Policy.

The Net Cash Surrender Value will equal your Account Value, less any Indebtedness and any applicable surrender charge. Because investment performance, Monthly Deductions and Monthly Expense Charges affect your Account Value, loan activity affects your Indebtedness and surrender charges may apply, the Net Cash Surrender Value may be much less than the total of your premium payments.

To cancel your Policy, send written instructions to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Include your Policy number or other information that identifies your Policy and your signature in your instructions. For assistance, please call the Columbus Life Variable Service Center at 800.677.9595.

PAYMENT OF WITHDRAWALS

We will generally send payments to you within 7 days of the date that we process your request. We may delay calculating the amount of the payment from a Sub-Account or sending a payment from a Sub-Account for any of the following reasons:

  o You have made a premium payment by a check that has not cleared the banking system.
  o The New York Stock Exchange is closed on a day that it normally would be open.
  o Trading on the New York Stock Exchange is restricted.
  o Because of an emergency, it is not reasonably practicable for the Sub-Accounts to sell securities or to fairly determine the value of their investments.
  o The Securities and Exchange Commission permits us to postpone payments from the Sub-Accounts for your protection.

As required by most states, we reserve the right to delay payments from the Fixed Account for up to 6 months. We do not expect to delay payments from the Fixed Account and we will notify you if there will be a delay.

                                 DEATH BENEFITS

DEATH BENEFIT OPTIONS

Your Death Benefit depends on the death benefit option you select. When you complete your application, you select one of 2 death benefit options (Option 1 or Option 2).

OPTION 1

     WHAT YOUR BENEFICIARY RECEIVES

     The Death Benefit will equal the greater of the following amounts:

     o The Specified Amount, less any Indebtedness
     o The Account Value multiplied by the Applicable Death Benefit Factor (see Supplement B), less any Indebtedness


     We calculate these amounts as of the date of the Insured's death.


     WHY SELECT THIS OPTION

     Option 1 emphasizes the potential growth of your Account Value. Under Option 1, any increase in your Account Value will decrease the risk to us relative to the Death Benefit we must pay when the Insured dies. As a result, all other things being equal, you will pay less in cost of insurance charges under Option 1 for the same Specified Amount. These lower charges may allow your Account Value to grow faster.

     EXAMPLE

     Facts:

     o The Insured is less than 40 years old (Applicable Death Benefit Factor = 2.50).
     o Your Policy's Specified Amount is $100,000.
     o You have never borrowed money from your Policy.
     o Your Account Value is $25,000.

Under Option 1, your Death Benefit would be the greater of $100,000 and $62,500 ($25,000 multiplied by 2.50). Therefore, your Death Benefit would be $100,000.

OPTION 2

WHAT YOUR BENEFICIARY RECEIVES

The Death Benefit will equal the greater of the following amounts:

  o The Specified Amount plus the Account Value, less any Indebtedness
  o The Account Value multiplied by the Applicable Death Benefit Factor (see Supplement B), less any Indebtedness

  We calculate these amounts as of the date of the Insured's death.

WHY SELECT THIS OPTION
  Option 2 emphasizes the potential growth of your Death Benefit. Under Option 2, any increase in your Account Value will increase the amount of your Death Benefit. As a result, your Death Benefit under Option 2 will generally be greater than that under Option 1 for the same Specified Amount. However, you will pay more in cost of insurance charges under Option 2 for the same Specified Amount than you would under Option 1.

  EXAMPLE

  Facts:
  o The Insured is less than 40 years old (Applicable Death Benefit Factor = 2.50).
  o Your Policy's Specified Amount is $100,000.
  o You have never borrowed money from your Policy.
  o Your Account Value is $25,000.

Under Option 2, your Death Benefit would be the greater of $125,000 ($100,000 plus $25,000) and $62,500 ($25,000 multiplied by 2.50). Therefore, your Death Benefit would be $125,000.

CHANGING YOUR DEATH BENEFIT OPTION

After you have owned your Policy for one year, you may change your death benefit option by sending written notice to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. If you change your death benefit option, your Specified Amount will also change unless you elect to keep the same Specified Amount. The change in your Specified Amount insures that your Death Benefit immediately after you change your death benefit option is the same as your Death Benefit immediately before you change your death benefit option. Also, a change in death benefit option will generally affect your cost of insurance charges. However, you will not pay any surrender charges solely because of a change in your death benefit option. If you change your death benefit option, we will automatically make any other changes necessary to preserve the status of the Policy as life insurance under the federal tax laws.

We must approve any changes in your death benefit option. Changes in your death benefit option are effective on the first Monthly Anniversary Day after we approve your request. We will send you an amended Policy Schedule showing both new minimum annual premiums and schedule of surrender charges applicable to your Policy.

  CHANGING FROM OPTION 1 TO OPTION 2

  If you change from Option 1 to Option 2, your previous Specified Amount will be reduced by your Account Value at the time of the change. We will not allow this change if it causes the new Specified Amount to fall below the Minimum Issue Limit shown on your Policy Schedule.

  If you elect to keep the same Specified Amount as before, you must provide us with proof of insurability satisfactory to us.

  CHANGING FROM OPTION 2 TO OPTION 1

  If you change from Option 2 to Option 1, your previous Specified Amount will be increased by your Account Value at the time of the change.

CHANGING YOUR SPECIFIED AMOUNT

After you have owned your Policy for one year, you may change your Specified Amount by sending a written request to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. You may change the Specified Amount of your Policy without changing your death benefit option. The Specified Amount must be increased or decreased by at least $25,000.

We must approve any changes in your Specified Amount. Changes in your Specified Amount are effective on the first Monthly Anniversary Day after we approve your request. We will send you an amended Policy Schedule showing both new minimum annual premiums and schedule of surrender charges applicable to your Policy.

  INCREASING THE SPECIFIED AMOUNT

  If the Insured's Attained Age is 75 or less, you may apply for any increase in your Specified Amount on a supplemental application. Before the increase is effective, we will require proof of insurability satisfactory to us. Any approved increase will be effective as of the date shown on the amended Policy Schedule.

  DECREASING THE SPECIFIED AMOUNT

  Only your written request is needed to decrease your Specified Amount. However, you may not decrease your Specified Amount below the Minimum Issue Limit shown on your Policy Schedule. We may also limit the amount of the decrease in order to preserve the tax status of your Policy as life insurance.

  A decrease in your Specified Amount will be applied in the following order:

  (1)  We will reduce the most recent increase in your Specified Amount, if any.

  (2) We will then reduce the next most recent increase in your Specified Amount, if any.

  (3) We will continue reducing any increases in your Specified Amount until it has been reduced to your initial Specified Amount.

  (4)  Finally, any remaining decreases will reduce your initial Specified
       Amount.

CHARGES FOR CHANGING SPECIFIED AMOUNT

You will generally be charged a surrender charge any time you decrease your Specified Amount. However, even though it may cause a decrease in your Specified Amount, you will not be charged a surrender charge solely for changing your death benefit option from Option 1 to Option 2.

The amount of your surrender charge will depend on the amount of the decrease in Specified Amount, the number of years since the issuance of your Policy, whether or not your Specified Amount has previously changed and when previous changes in your Specified Amount occurred. If you are charged a surrender charge, the applicable surrender charge will be deducted from your Account Value on the effective date of the decrease.

                           PAYMENT OF POLICY PROCEEDS

POLICY PROCEEDS

         We will pay the proceeds of this Policy in a lump sum or under one of the Income Plans. We will generally pay one of 2 types of proceeds--Death Proceeds or Net Cash Surrender Value proceeds. Proceeds applied under one of the Income Plans no longer vary with the investment experience of the Sub-Accounts.

                                                                                         NET CASH
PROCEEDS                                   DEATH PROCEEDS                            SURRENDER VALUE
                                          -----------------                          -----------------

WHEN PAID?                    o  Upon the death of the Insured.          o   Upon any cancellation of the
                                                                             policy during the lifetime of
                                                                             the insured.

WHO RECEIVES                  o  The Beneficiaries receive the           o  You receive the payments.
PAYMENTS OR                      payments.
WHO ARE                       o  If the Beneficiaries are dead,
THE PAYEES?                      the Contingent Beneficiaries
                                 who are still alive receive the
                                 payments.
                              o  If there are no surviving Beneficiaries
                                 or Contingent Beneficiaries, you or
                                 your estate receive the payments.

AMOUNT OF                     o  The proceeds equal your Death            o  The proceeds equal your
PROCEEDS?                        Benefit plus any insurance on               Account Value less any
                                 the life of the Insured provided            applicable Surrender Charges
                                 by riders.                                  and less any Indebtedness on
                              o  We will also pay you interest               the date of cancellation.
                                 on the proceeds at not less than         o  We will also pay you interest
                                 the rate required by law for the            on the proceeds at not less
                                 time between the date of the                than the rate required by law
                                 Insured's death to the date of              for the time between the date
                                 the lump-sum payment or the                 of the Policy is cancelled to
                                 date on which we apply the                  the date of the lump-sum
                                 proceeds to the selected                    payment or the date on which
                                 Income Plan.                                we apply the proceeds to the
                              o  If the Insured dies during a                selected Income Plan.
                                 Grace Period, we will reduce
                                 the proceeds by the amount of
                                 any unpaid charges, but not by
                                 more than 3 times the sum of
                                 the Monthly Deduction and the
                                 Monthly Expense Charge.


30

                                                                                         NET CASH
                                           DEATH PROCEEDS                            SURRENDER VALUE
                                          -----------------                          -----------------

HOW TO CLAIM                  o  The Beneficiary must contact             o  You must write to us and tell
PROCEEDS?                        us for instructions and provide             us that you want to cancel
                                 proof of the Insured's death.               your Policy.
                              o  We may request other                     o  We may request other
                                 information before we pay the               information before we pay the
                                 proceeds.                                   proceeds.



SELECTING AN INCOME PLAN

While the Insured is alive, you may select an Income Plan under which we will pay the proceeds of your Policy. If the Insured dies and you have not selected an Income Plan, the Beneficiary may select an Income Plan. If you have selected an Income Plan before the Insured's death, the Beneficiary may not change the Income Plan after the Insured's death.

We will send you a separate written agreement putting the selected Income Plan into effect. One of the following Income Plans may be selected:

  INCOME PLAN 1   o Payments for Fixed Period - we make monthly payments for a fixed number of years.
  INCOME PLAN 2   o Payments for Life--Guaranteed Period - we make monthly
                    payments for a guaranteed period or the life of the Payee, whichever is longer.
  INCOME PLAN 3   o Payments of a Fixed Amount - we make monthly payments of a fixed amount until an amount equal to the proceeds plus accrued interest has been paid.
  INCOME PLAN 4   o Life Annuity--No Guaranteed Period - we make monthly
                    payments for the life of the Payee.
  INCOME PLAN 5   o Joint and Survivor - we make monthly payments as long as one of the two designated Payees is alive.

In addition to these Income Plans, other Income Plans may be available in the future or upon request.

If you or the Beneficiary do not select an Income Plan, we will make a lump-sum payment of the proceeds. We generally make this lump-sum payment to a special account retained by us. We will provide the Beneficiary with a checkbook to access these funds from that special account.

The Income Plan selected and the time when the Income Plan is selected can affect the tax consequences to you or the Beneficiary. You should consult your tax advisor before selecting an Income Plan.

SUMMARY OF INCOME PLANS

In the following summaries of the Income Plans, we use Payee to mean the person who actually receives the payment of proceeds from us. Depending upon the circumstances, the Payee might mean you, the Beneficiary, the Contingent Beneficiary, your estate or another designated person.

The total amount to be applied under an Income Plan includes both the proceeds and any interest we have paid on the proceeds.

  INCOME PLAN 1
  (PAYMENTS FOR FIXED PERIOD)

  We will pay the proceeds in equal monthly installments for a fixed period of time, up to a maximum of 30 years. The installment payments will remain the same throughout the period of years selected.

  The amount of the monthly installment payment will depend on the following:

  o The total amount to be applied under this Income Plan
  o The number of years selected for installment payments

  INCOME PLAN 2
  (PAYMENTS FOR LIFE--GUARANTEED PERIOD)

  You select a guaranteed payment period of 10 or 20 years. We will make equal monthly payments for the selected guaranteed period or the life of the Payee, whichever is longer. Before we make a payment, we may require proof that the Payee is alive at the time a payment is due.

  The amount of the monthly installment payment will depend on the following:

  o The total amount to be applied under this Income Plan
  o The gender of the Payee
  o The age of the Payee on the effective date of this Income Plan
  o The selected guaranteed period

  INCOME PLAN 3
  (PAYMENTS OF A FIXED AMOUNT)

  We will pay the proceeds in equal monthly installment payments. You select the amount of the monthly installment payment, which must be at least
  $5 for every $1,000 of proceeds. For example, if the proceeds are $60,000, the minimum monthly installment payment is $300 ($5 x 60). The monthly installment payment will remain the same until the total amount to be applied under this Income Plan is paid. The last payment will be for the balance only. All monthly installment payments must be made in 30 years or less.

  INCOME PLAN 4
  (LIFE ANNUITY--NO GUARANTEED PERIOD)

  We will make equal monthly payments as long as the Payee is alive. When the Payee dies, we will stop making payments, even if we have only made one payment. Before we make a payment, we may require proof that the Payee is alive at the time a payment is due.

  The amount of the monthly installment payment will depend on the following:

  o The total amount to be applied under this Income Plan
  o The gender of the Payee
  o The age of the Payee on the effective date of this Income Plan

  INCOME PLAN 5
  (JOINT AND SURVIVOR)

  You can select this Income Plan only if 2 persons are named as Payees. We will make monthly payments to the Payee or Payees as long as at least one Payee is alive. Before we make a payment, we may require proof that at least one of the Payees is alive at the time a payment is due.

  The amount of the monthly installment payment will depend on the following:

   o The total amount to be applied under this Income Plan
   o The gender of each of the Payees
   o The age of each of the Payees on the effective date of this Income Plan

                                     CHARGES

PREMIUM EXPENSE CHARGES

The premium expense charge covers the cost of distributing the Policies. The maximum premium expense charge is 5.50% of a premium payment. The current premium expense charge is 4.75% of a premium payment.

We will deduct the premium expense charge from each premium payment that we receive from you before we allocate the Net Premiums to your investment options.

TAX CHARGES

The tax charge covers state taxes on insurance premiums and certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge you pay will reflect certain federal taxes plus the actual state premium tax charged by the state in which you reside.

We will deduct the tax charge from each premium payment that we receive from you before we allocate the payment to your investment options.

COST OF INSURANCE CHARGES

You pay us a monthly cost of insurance charge for providing you with life insurance protection.

The cost of insurance charge that you pay to us depends on the your Specified Amount and the age, gender and underwriting class of the Insured. Various risk factors determine the underwriting class of the Insured. The cost of insurance charge is also affected by your Account Value, Indebtedness and your death benefit option.

Some examples showing how the cost of insurance charge varies are set forth below:

  o The cost of insurance charge for a policy insuring a particular person for a Specified Amount of $1,000,000 is generally more than the cost of insurance charge for a policy insuring the same person for a Specified Amount of $250,000 because the $1,000,000 policy provides 4 times the amount of insurance as the $250,000 policy.
  o If all other relevant factors are the same, the cost of insurance on a 50-year old male is generally more than the cost of insurance on a 35-year old female. The differences in age and gender between the 2 persons affects the cost of insurance charge. The monthly cost of insurance charge for the 50-year old man is higher because he will probably die sooner than the 35-year old woman, which means we will receive fewer payments for the insurance we provide on the life of the 50-year old man.

 o A person who does not smoke is in a different underwriting class than a person who does smoke because smoking affects life expectancy. If all other relevant factors are the same, the monthly cost of insurance charge for the smoker is generally higher.
 o If your Account Value grows because of additional premium payments or a positive return from your selected investment options, and all other relevant factors are the same, the cost of insurance charge will decrease. If your Account Value declines because of partial withdrawals or a negative return from your investment options and all other factors are the same, the cost of insurance charge will increase. The fluctuations in cost of insurance charge are related to the risk that we take in providing a death benefit equal to at least the Specified Amount. You pay us to assume this insurance risk. The less "at risk" we are, the lower the cost of insurance charge. Therefore, as your Account Value increases and our risk decreases, the cost of insurance charge decreases.

If all other relevant factors are the same, the monthly cost of insurance charge is the same for all insured persons of the same Attained Age, gender and underwriting classification whose policies have been in effect for the same amount of time.

The table in Supplement C shows the maximum monthly cost of insurance charge if the Insured under your Policy is in either a standard or preferred underwriting class. Your monthly cost of insurance charge may be higher than that shown in Supplement C if the Insured under your Policy is in a special or substandard underwriting class.

The maximum monthly cost of insurance charge under your Policy is shown in your Policy Schedule. At our option, we may charge less than the maximum shown in your Policy Schedule.

MONTHLY DEDUCTION AND MONTHLY EXPENSE CHARGE

The Monthly Deduction includes the cost of insurance charge described above plus the cost of any additional benefits provided under your Policy by rider.

The Monthly Expense Charge covers the cost of record keeping and administering your Policy. The maximum Monthly Expense Charge is $7.00. The current Monthly Expense Charge is $6.00.

We deduct the Monthly Deduction and the Monthly Expense Charge on each Monthly Anniversary Day. We normally deduct the these charges from each of your investment options on a pro-rata basis. You may elect to have these charges deducted entirely from the Fixed Account or from a single Sub-Account that you select. Please contact the Columbus Life Variable Service Center for assistance in making this election.

MORTALITY AND EXPENSE RISK CHARGE

In addition to our insurance risk, we assume 2 other risks: a mortality risk and an expense risk. We take a mortality risk that the Insureds will not live as long as we expect and therefore the amount of the death benefits we pay under the Policies will be greater than we expect. We take an expense risk that the costs of issuing and administering the Policies will be greater than we expect.

You pay us to assume these risks by paying the mortality and expense risk charge. The maximum mortality and expense risk charge is 1.00% annually. The current effective annual rate of these charges is 0.90%. We can use any profit we derive from the mortality and expense risk charge to pay for general corporate expenses, including distribution and sales expenses.

On each Valuation Date, we deduct the mortality and expense risk charge from the Accumulation Unit Value of each Sub-Account. We do not impose this charge on your money in the Fixed Account.

Surrender Charges
A surrender charge will generally apply if:

  o   Your Policy is cancelled for any reason.
  o   The Specified Amount of your Policy decreases because
    o    You reduce the Specified Amount of your Policy.
    o You withdraw money from your Policy and you have selected death benefit Option 1.
      o   During the first 14 years after the issuance of your Policy.
      o   During the first 14 years after an increase in the Specified Amount.

The maximum surrender charge under your Policy depends upon the Insured's age, gender and underwriting class. The maximum surrender charge for each month in the 14-year period is shown in your Policy Schedule and in Supplement D. The surrender charge will be deducted from your Account Value. For example, if you are a 35-year old male tobacco abstainer, you purchase a Policy with a Specified Amount of $100,000 with you as the Insured and you cancel your Policy 3 years after we issue it, we would deduct a surrender charge of $2,400 from your Account Value.

A separate 14-year period applies to the initial Specified Amount and each increase in the Specified Amount. In this discussion, we will refer to the initial Specified Amount and each increase as a layer of insurance. If your Policy has more than one layer of insurance and you decrease the Specified Amount, we will cancel layers of insurance (or a part of a layer) in order, starting with the last layer of insurance that you purchased, until the amount cancelled equals the amount of the decrease. We will apply the appropriate surrender charge to each cancelled layer.

The following example should help you understand the surrender charges.

 o You purchase a Policy with an initial Specified Amount of $200,000 on October 1, 2000. This is the first layer of insurance.
 o You have selected death benefit Option 1.
 o You increase the Specified Amount by $100,000 on October 1, 2012. This is the second layer of insurance.
 o Your total Specified Amount would then be $300,000.
 o You withdraw $150,000 from your Policy on October 15, 2015. Since the withdrawal amount is more than the amount of the second layer of insurance, we would cancel that layer. In addition, we would cancel a portion of the first layer of insurance.
 o We would deduct the maximum applicable surrender charge on the second layer from your Account Value. We would not apply a surrender charge to the cancelled portion of the first layer because the applicable 14-year period would have expired.
 o If the maximum surrender charge were $2,400, your Account Value would be reduced by $152,400.

TRANSFER CHARGES

We do not charge you for the first 12 transfers among Sub-Accounts in a Policy Year. If you make more than 12 transfers among Sub-Accounts in a Policy Year, we will charge you $10 per transfer for each additional transfer. We do not charge you for transfers made in connection with the Dollar Cost Averaging Program and we do not count these transfers when we determine the number of transfers you have made in a Policy Year. We deduct the $10 transfer charge from your Account Value.

All transfers requested on the same day will be considered a single transfer for purposes of determining transfer charges.

WITHDRAWAL FEES

We do not charge you for the first withdrawal in a Policy Year. If you make more than one withdrawal in a Policy Year, we will charge you $50 per withdrawal for each withdrawal. We deduct the $50 transfer charge from your Account Value.

SUMMARY OF CHARGES

                              PREMIUM                                        MONTHLY                MONTHLY
                          EXPENSE CHARGE           TAX CHARGE               DEDUCTION           EXPENSE CHARGE
When Charged?          When you make a        When you make a         On each Monthly        On each Monthly
                       premium payment.       premium payment.        Anniversary Day.       Anniversary Day
How Much Charged?      The maximum            The maximum tax         This charge is         The maximum
                       premium expense        charge is 3.50% of      generally based on     monthly expense
                       charge is 5.50% of     each premium            the cost of insurance  charge is $7.00
                       each premium           payment. The tax        and cost of benefits   each month. The
                       payment. The current   charge you pay          provided by riders.    current monthly
                       premium expense        will reflect certain    See your Policy        expense charge
                       charge is 4.75% of     federal taxes plus      Schedule for the       is $6.00 per
                       each premium           the actual state        maximum cost of        month.
                       payment.               premium tax charged     insurance charge
                                              by the state in which   applicable to your
                                              you reside.             Policy and the
                                                                      maximum cost of
                                                                      benefits to be
                                                                      provided by rider.
-----------------------------------------------------------------------------------------------------------------
How Charged?           We deduct this charge  We deduct this charge   We reduce your         We reduce your
                       from each premium      from each premium       Account Value.         Account Value.
                       payment before we      payment before we
                       allocate the Net       allocate the Net
                       Premiums to your       Premiums to your
                       investment options.    investment options.
-----------------------------------------------------------------------------------------------------------------

                       MORTALITY
                       AND EXPENSE
                       RISK CHARGE            SURRENDER CHARGES       TRANSFER CHARGES       WITHDRAWAL FEES
When Charged?          On each day the New    When the Specified      On transfers among     On withdrawals
                       York Stock Exchange    Amount decreases        Sub-Accounts after     after the first
                       is open.               for any reason.         the first 12 transfers withdrawal in a
                                                                      in a Policy Year.      Policy Year.
-----------------------------------------------------------------------------------------------------------------
How Much Charged?      The maximum charge     This charge is based    $10 per transfer.      $50 per withdrawal.
                       is 1.00% annually.     on a specific dollar
                       The current effective  amount, which is
                       annual rate of the     applied to each
                       charge is 0.90%.       $1,000 decrease in the
                                              portion of the Specified
                                              Amount subject to the
                                              charge. The charge
                                              decreases on a monthly
                                              basis after the first 10
                                              years in the applicable
                                              14-year period. See
                                              your Policy Schedule
                                              for the maximum
                                              surrender charges
                                              applicable to your
                                              Policy.
-----------------------------------------------------------------------------------------------------------------

How Charged?           We deduct this         We reduce your          We reduce your         We reduce your
                       charge from the        Account Value.          Account Value.         Account Value.

                       Accumulation
                       Unit Value of each
                       Sub-Account. We
                       do not impose this
                       charge on your
                       money in the
                       Fixed Account.
-----------------------------------------------------------------------------------------------------------------

                          CONTINUATION OF YOUR POLICY

CONTINUATION OF INSURANCE COVERAGE

On each Monthly Anniversary Day, we determine whether your insurance coverage will continue. If your Net Cash Surrender Value is equal to or more than the MONTHLY CHARGES to be charged on that Monthly Anniversary Day, your Policy will continue.

 If your Net Cash Surrender Value is less than the MONTHLY CHARGES, then a Grace Period related to the continuation of your Policy will start unless one of the no-lapse guarantees described below applies. If neither of the no-lapse guarantees applies, and you do not make the required additional premium payment during the Grace Period, your Policy will lapse without value.

  o MONTHLY CHARGES include the Monthly Deduction and the Monthly Expense Charge. The Monthly Deduction includes the amount deducted for the cost of insurance plus the cost of any additional benefits provided under your Policy by rider.
  o Grace Periods, which are designed to give you time to make an additional premium payment, are explained below.

CONTINUATION UNDER THE TERM NO-LAPSE GUARANTEE PROVISION

Even if your Net Cash Surrender Value on a Monthly Anniversary Day is not sufficient to continue your Policy, your Policy may continue under the Term No-Lapse Guarantee.

If the Term No-Lapse Guarantee applies, we guarantee that, for a specific period of time, we will not terminate your Policy or start a Grace Period related to continuation of your Policy. In this discussion, we call this specific period of time the guaranteed minimum continuation period. The guaranteed minimum continuation period applicable to your Policy is shown in your Policy Schedule.

On each Monthly Anniversary Day, we determine if your Policy meets the conditions for the Term No-Lapse Guarantee as described in Supplement E. If your Policy does not meet these conditions, then a Grace Period related to the Term No-Lapse Guarantee will start. If you do not make the required additional premium payment during this Grace Period, you will lose the Term No-Lapse Guarantee. It cannot be reinstated. In addition, you will no longer be eligible for the Lifetime No-Lapse Guarantee described below.

CONTINUATION UNDER THE LIFETIME NO-LAPSE GUARANTEE PROVISION

Even if your Net Cash Surrender Value on a Monthly Anniversary Day is not sufficient to continue your Policy and the guaranteed minimum continuation period has expired, your Policy may continue under the Lifetime No-Lapse Guarantee.

As long as the Lifetime No-Lapse Guarantee applies, we guarantee that we will never terminate your Policy or start a Grace Period related to continuation of your Policy.

The Lifetime No-Lapse Guarantee will apply only if:

  o You met the conditions for maintaining the Term No-Lapse Guarantee throughout the guaranteed minimum continuation period.
  o The guaranteed minimum continuation period has expired.

On each Monthly Anniversary Day after the expiration of the guaranteed minimum continuation period, we determine if your Policy meets the conditions for Lifetime No-Lapse Guarantee as described in Supplement E. If your Policy does not meet these conditions, then a Grace Period related to the Lifetime No-Lapse Guarantee will start. If you do not make the required additional premium payment during this Grace Period, you will lose the Lifetime No-Lapse Guarantee. It cannot be reinstated.

ADDITIONAL INFORMATION ABOUT NO-LAPSE GUARANTEES

  o Supplement E to this Prospectus contains a description of the procedures we use to determine if your Policy meets the conditions for the Term No-Lapse Guarantee or the Lifetime No-Lapse Guarantee.
  o Grace Periods, which are designed to give you time to make an additional premium payment, are explained below.

MINIMUM ANNUAL PREMIUMS

Your minimum annual premiums for the Term No-Lapse Guarantee and the Lifetime No-Lapse Guarantee are shown in your Policy Schedule. We use the minimum annual premiums to determine if you have met the conditions for continuing your insurance coverage under these provisions.

If you make any changes in your Policy that result in a change in the Monthly Deduction, we will determine new minimum annual premiums. We will send you a new Policy Schedule showing the new minimum annual premiums.

GRACE PERIODS

A Grace Period is a 61-day period that starts on the day after we mail you the applicable notice. Under certain circumstances, the Grace Periods related to the continuation of your Policy and the continuation of the no-lapse guarantees may overlap or start at the same time. The chart below shows how Grace Periods work.


                                           MAINTENANCE OF TERM                MAINTENANCE OF LIFETIME
   CONTINUATION OF YOUR POLICY             NO-LAPSE GUARANTEE                 NO-LAPSE GUARANTEE

o  A Grace Period related to the        o  A Grace Period related to        o A Grace Period related to
   continuation of your Policy will        the Term No-Lapse Guarantee        the Lifetime No-Lapse
   start if:                               will start if your Policy does     Guarantee will start if:
                                           not meet the conditions for
o  Your Net Cash Surrender Value           this guarantee.                  o You maintained your Term
   is not sufficient on a Monthly                                             No-Lapse Guarantee

   Anniversary Day.                                                           throughout the guaranteed
o  Neither No-Lapse Guarantee                                                 minimum continuation
   applies.                                                                   period.
                                                                            o The guaranteed minimum
                                                                              continuation period has
                                                                              expired.
                                                                            o Your Policy does not meet
                                                                              the conditions for this
                                                                              guarantee.
------------------------------------------------------------------------------------------------------------------

o  The notice will tell you the         o  The notice will tell you         o The notice will tell you
   amount of the minimum additional        the amount of the minimum          the amount of the minimum
   premium you must pay to keep your       additional premium you must        additional premium you must
   Policy in effect.                       pay to maintain the Term           pay to maintain the Lifetime
                                           No-Lapse Guarantee.                No-Lapse Guarantee.
------------------------------------------------------------------------------------------------------------------

o  If you make the required             o  If you make the required         o If you make the required
   additional premium payment during       additional premium payment         additional premium payment
   the Grace Period, your Policy will      during the Grace Period, the       during the Grace Period, the
   continue to be effective.               Term No-Lapse Guarantee will       Lifetime No-Lapse Guarantee
                                           continue to be effective.          will continue to be effective.
------------------------------------------------------------------------------------------------------------------

o  If you do not make the               o  If you do not make the           o If you do not make the
   required additional premium             required additional premium        required additional premium
   payment during the Grace Period,        payment during the Grace           payment during the Grace
   your Policy will terminate at the       Period, you will lose the Term     Period, you will lose the
   end of the Grace Period without         No-Lapse Guarantee.                Lifetime No-Lapse Guarantee.
   value.
------------------------------------------------------------------------------------------------------------------

o  If the Insured dies during the       o  In addition, if you do not       o The no-lapse guarantee
   Grace Period, we will reduce the        make the required additional       cannot be reinstated.
   death proceeds by the amount of         premium payment during the
   any unpaid charges up to 3 times        Grace Period, you will lose the
   the sum of the Monthly Deduction        Lifetime No-Lapse Guarantee.
   and the Monthly Expense Charge.
------------------------------------------------------------------------------------------------------------------

                                        o  These no-lapse guarantees
                                           cannot be reinstated.
------------------------------------------------------------------------------------------------------------------



We will mail Grace Period notices to you at your address as shown on our records. We will also mail these notices to anyone holding your Policy as collateral as shown on our records at the collateral holder's address as shown on our records.

POLICY LAPSE
If a Grace Period related to the continuation of your Policy ends, you have not paid the minimum additional premium needed to continue your Policy and neither no-lapse guarantee applies, your Policy will lapse and you will not receive any money from us because Net Cash Surrender Value of your Policy will have been reduced to zero.

REINSTATEMENT

If your Policy was terminated but the Insured is still living, you can ask us to reinstate your Policy at any time during the 5-year period after the Grace Period ended. We will reinstate your Policy if:

  o We receive satisfactory evidence of insurability.
  o You pay a premium that increases your Net Cash Surrender Value to an amount equal to or greater than:
    o All costs and charges that we would have deducted from your Account Value on each Monthly Anniversary Day from the date of termination to the date of reinstatement and
    o The Monthly Deductions and Monthly Expense Charges for the next 3 months
  o You repay or reinstate any Indebtedness that was outstanding on the date of termination.

If you do not maintain the Term No-Lapse Guarantee, we will not reinstate this guarantee and you will not be eligible for the Lifetime No-Lapse Guarantee. If you do not maintain the Lifetime No-Lapse Guarantee, we will not reinstate this guarantee.

                                     RIDERS

Each rider's description in this Prospectus is subject to the specific terms of the rider as each contains definitions, contractual limitations and conditions. You should review any rider before purchasing it.

INCLUDED RIDER

The insurance benefit (or rider) summarized below is automatically included with every Policy issued in a state where such an insurance benefit is permitted. You should ask your insurance agent if this insurance benefit is available in your state.

ACCELERATED DEATH BENEFIT RIDER


Benefit Summary:         Enables you to obtain an advance against the Death
                         Benefit upon diagnosis of fatal illness

Benefit Description:     When the Insured is diagnosed with a fatal illness, we
                         will make you special loans secured by your Death
                         Benefits payable under the Policy. The maximum amount
                         of these special loans is the lesser of
                         o  $250,000
                         o  60% of the difference between your Death Benefit
                            and the maximum amount you are able to borrow from your Policy Multiple special loan advances are permitted during the 12- month period from the date of the first advance until you reach the maximum amount. The minimum special loan is $5,000. We charge you interest at an annual rate of 8% on all special loans we make to you.

                         Some or all of the special loan advances may be considered taxable by the Internal Revenue Service. You should consult your tax adviser before requesting an advance under this rider. The Death Proceeds will be reduced by the amount of all special loan advances, including interest, upon the death of the Insured.

Excluded Coverage:       This advance must be voluntarily elected. It is not
                         available if:
                         o  You are required to elect this benefit by law to
                            meet the claims of creditors
                         o  You are required to elect this benefit by a
                            government agency in order to apply, keep or maintain a government benefit

Cost of Benefits:        No charge until elected (and then the only charge is
                         interest on the advance)

Termination of Benefits: The benefits terminate on the earliest of
                         o  When your Policy ends
                         o  When the cumulative maximum amount has been advanced

OPTIONAL RIDERS

Subject to certain underwriting and other requirements, you may add one or more of the following optional insurance benefits to your Policy by rider. We will deduct the cost of any rider as part of the Monthly Deduction. Each available optional insurance benefit (or rider) is summarized below.


ACCIDENTAL DEATH RIDER

   Benefit Summary:      Pays an additional death benefit if the Insured's death
                         is caused by accidental bodily injury

   Benefit Description:  You select the Accidental Death Benefit Amount. The
                         Accidental Death Benefit Amount will be added to the Death Proceeds and paid under the same Income Plan.

                         Under certain circumstances, we will pay 2 times your Accidental Death Benefit Amount.

   Excluded Coverage:    We will not pay an Accidental Death Benefit if the
                         Insured's injury or death resulted from certain risks, such as suicide, certain travel in aircraft, certain use of drugs and participation in an activity while intoxicated.

   Cost of Benefits:     Depends on the Insured's Attained Age and selected
                         Accidental Death Benefit Amount

   Termination of        The benefits terminate at the earliest of Benefits:
   Benefits:             o When your Policy ends
                         o Upon cancellation of the rider
                         o The day before the Policy Anniversary on which the
                           Insured is 70 years old

INSURED INSURABILITY RIDER

   Benefit Summary:      Provides an option to purchase additional insurance on
                         the life of the Insured without evidence of insurability

   Benefit Description:  We provide you an option to purchase additional insurance on the life of the Insured without evidence of insurability. The Insured Insurability Option Amount you select is the amount of additional insurance you have the option to purchase.

                         Under most circumstances, the options may be exercised on each regular option date. The regular option dates are the Policy Anniversaries that occur after the Insured is ages 25, 28, 31, 34, 37 and 40.

                         The options may also be exercised on alternate option dates. An alternate option date occurs on the 90th day following each of the following:
                         o   Insured's marriage
                         o   Birth of a living child of Insured
                         o   Adoption of a child by Insured

                         The exercise of an option on an alternate option date cancels the next regular option date still available.

                         Excluded Coverage:        N/A

   Cost of Benefits:     Depends on the Insured's Attained Age and selected
                         Insured Insurability Option Amount

   Termination of        The benefits terminate on the earliest of
     Benefits:           o When your Policy ends
                         o Upon cancellation of the rider
                         o The Policy Anniversary on which the Insured is
                           40 years old

DISABILITY CREDIT RIDER


   Benefit Summary:      Makes premium payments equal to the "Credit Amount"
                         while you are disabled

   Benefit Description:  You select the Credit Amount. The Credit Amount is the annual amount of premium payments we will pay under this optional policy benefit. The Credit Amount must always be
                         o Greater than or equal to your minimum annual premium
                           for the Term No-Lapse Guarantee
                         o Less than or equal to your minimum annual premium for
                           the Lifetime No-Lapse Guarantee


                         Your Credit Amount may be adjusted if either minimum annual premium changes.


                         We make a premium payment of 1/12 of the Credit Amount for each month you are disabled. This amount may or may not be sufficient to keep your Policy in effect.

   Excluded Coverage:    Disabilities that result from the following are not
                         covered:
                         o Self-inflicted injuries
                         o A declared or undeclared war
                         o Injuries or diseases that first manifest while this
                           optional insurance benefit is not in force

   Cost of Benefits:     Depends on the Insured's Attained Age and selected
                         Credit Amount

   Termination of        The benefits terminate on the earliest of
     Benefits:           o When your Policy ends
                         o Upon cancellation of the rider
                         o The day before the Policy Anniversary on which the
                           Insured is 60 years old, unless such benefits are being paid at that time

CHILDREN'S TERM RIDER


   Benefit Summary:      Pays a death benefit if an Insured Child dies

   Benefit Description:  For each Insured Child that you name in your application, you select the Children's Term Benefit Amount that will be applicable to each Insured Child. The Children's Term Benefit Amount will be paid upon the death of an Insured Child and can be paid under an Income Plan.

                         Under most circumstances, if the Insured dies, the insurance on each Insured Child provided by this rider will become fully paid-up nonparticipating term insurance and will continue until each Insured Child's 23rd birthday. After an Insured Child is age 18, that Insured Child may convert the term insurance policy to a whole life plan.

   Excluded  Coverage:   This rider provides coverage only for Insured
                         Children of the Insured. An Insured Child includes any child of the Insured who was at least 15 days old and less than 18 years old when named in the application.
                         An Insured Child also includes any child at least 15 days old, who after the date of application for this rider, was born of any marriage of the Insured or was adopted by the Insured when less than 18 years of age.

   Cost of Benefits:     Depends only on selected Children's Term Benefit
                         Amounts

   Termination of        The benefits terminate on the earliest of
     Benefits:           o When your Policy ends
                         o When you cancel the rider
                         o The day before the Policy Anniversary on which the
                           Insured is 65 years old
                         o On an Insured Child's 23rd birthday, for that Insured
                           Child
                         o The day an Insured Child exercises the conversion
                           option, for that Insured Child

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OTHER INSURED RIDER


   Benefit Summary:      Pays a death benefit if an Other Insured dies

   Benefit Description:  For each Other Insured that you name in your application, you select an Other Insured Benefit Amount. The Other Insured Benefit Amount will be paid to the designated beneficiary upon the death of an Other Insured and can be paid under an Income Plan.

                         Under most circumstances, if the Insured dies, each Other Insured has the right to convert the coverage to a new life insurance policy. Until the Policy Anniversary on which an Other Insured is age 85, that Other Insured may convert the coverage to any life insurance policy (other than term insurance) that we regularly issue.

   Excluded Coverage:    N/A

   Cost of Benefits:     Depends on each Other Insured's Attained Age, gender
                         and underwriting class and selected Other Insured
                         Benefit Amounts

   Termination of        The benefits terminate on the earliest of
      Benefits:          o When your Policy ends
                         o When you cancel the rider
                         o The day before the Policy Anniversary on which the
                           Insured is 100 years old
                         o The day before the Policy Anniversary on
                           which the Other Insured is 95 years old, for that Other Insured
                         o The day an Other Insured exercises the conversion
                           options, for that Other Insured

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                      OTHER INFORMATION ABOUT YOUR POLICY

POLICY IS A CONTRACT

The Policy is a legal contract between you and us to insure the life of the person named in the application as the Insured. We provide the insurance coverage and other benefits described in the Policy in exchange for your completed application and your premium payments.

When we refer to the Policy, we mean the entire contract, which consists of:

  o   The basic policy
  o   The application
  o   Any supplemental applications
  o Any optional policy benefits, riders or endorsements that add provisions or change the terms of the basic policy

The description of the Policy in this Prospectus is subject to the specific terms of your Policy as it contains specific contractual provisions and conditions. If the terms of your Policy differ from the description of the Policy in the Prospectus, you should rely on the terms in your Policy.

The Policy is subject to the laws in the state in which it is issued. To the extent that the Policy may not comply with the applicable state law, we will interpret it so that it complies.

MODIFICATION OF POLICY
Upon notice to you, we may modify your Policy:

  o If such modification is necessary to make the Policy comply with any law or regulation issued by a governmental agency applicable to the Policy
  o If such modification is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy
  o If such modification is necessary to reflect a change in the operation of the Company, Separate Account 1 or the Sub-Accounts
  o If such modification adds, deletes or otherwise changes Sub-Account options

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of a modification, we may make appropriate endorsement to the Policy to reflect the modification.

Your insurance agent cannot change any of the terms of your Policy, extend the time for making premium payments or make any other agreement that would be binding on us.

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EXTENDED MATURITY BENEFIT

On the Policy Anniversary after the Insured turns age 100, the total of the then current value of your Sub-Accounts and the then current value of your Loan Account, plus interest due and unpaid, will be automatically transferred to the Fixed Account. Your total value in the Fixed Account will then be reduced by the amount of any outstanding Indebtedness. After that time, we will not accept any further premium payments, we will not deduct further charges, we will not permit you to transfer your money from the Fixed Account, we will not permit any additional loans and your death benefit option will be changed to Option 2. Unless you were older than age 75 on the Policy Date, we will not decrease your Specified Amount by your Account Value when we change your death benefit option to Option 2. Your Policy will continue in effect until the Insured's death or until the Policy is surrendered for its Net Cash Surrender Value.

CONVERSION TO A FIXED POLICY

You may elect to convert your Policy to a fixed policy at any time:

  o  Within 24 months of your Policy Date or
  o  Within 60 days of the later of
    o  notification of a change in the investment policy of Separate Account
       1, or
    o  the effective date of the change

If you elect to convert your Policy, we will transfer the entire value of your investment in the Sub-Accounts to the Fixed Account. We will not charge you for this transfer. After the date of your election to convert your Policy, Net Premiums may not be allocated and transfers may not be made to any of the Sub-Accounts. All other terms and charges of your Policy will continue to apply.

CONFIRMATIONS AND STATEMENTS

We will send you a confirmation of each premium payment and other financial transactions, such as transfers and partial withdrawals. We will also send you a statement each year showing the value of your investment in the Sub-Accounts and the Fixed Account.

If you have invested money in a Sub-Account, you will also receive semi-annual reports for the Fund in which the Sub-Account invests. These semi-annual reports will include a list of portfolio securities held by the underlying Fund.

PROCESSING GUIDELINES

We use certain guidelines to determine when we will process your Policy application and other instructions. These processing guidelines determine your Policy Date and the effective date of instructions that you send to us. The effective date depends upon:

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  o Whether we receive your application or instructions before or after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time),
  o Whether the New York Stock Exchange is open at that time, and
  o Whether your application and instructions are in good order


Also, we cannot determine the effective date of your Policy until we have received the initial minimum premium required to issue your Policy.


If you are the sole owner of the Policy, you must sign the Policy application and other instructions. If you and another person are joint owners of your Policy, you and your joint owner must both sign your Policy application and instructions.

REQUIRED NOTE ON COMPUTATIONS

Calculations are based on the mortality table shown in your Policy Schedule.

We have filed a detailed statement of our computations with the applicable state insurance departments. The values under this Policy are not less than those required by the law of your state. Any benefit provided by an attached rider will not increase these values unless stated in the rider.

The method used in calculating Policy values will be based on the actuarial procedures that recognize the variable nature of this Policy.

PROJECTION OF BENEFITS AND VALUES

In addition to any examples and illustrations provided to you by your insurance agent, you may request that we send you a hypothetical illustration of Policy benefits and values. We may charge a reasonable fee to provide this information to you.

INCONTESTABILITY

We issue the Policy in reliance on the answers you provided in the application and any supplemental applications. These answers are considered representatives, and not warranties. We have assumed that all these answers are true and complete. If they are not, we may have the right to contest and void the Policy as if it had not been issued. Except for cases involving termination of the Policy or fraud, we will not contest:

  o The Policy after the Policy has been in effect for 2 years during the Insured's lifetime
  o Any increase in Specified Amount after the increase has been in effect for 2 years during the Insured's lifetime
  o Any rider attached to the Policy after the rider has been in effect for 2 years


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During these 2-year periods, we may contest the validity of your Policy, any increase in Specified Amount or the validity of any riders based on material misstatements made in the application or any supplemental application. No statement will be used in contesting a claim unless it is in an application or supplemental application and a copy of the application is attached to the Policy.

If your Policy is reinstated after termination, the 2-year period of contestability begins on the reinstatement date. If the Policy has been in effect for 2 years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than 2 years, it will be contestable as to statements made in the reinstatement application as well as the initial application and supplemental applications.

DEFENDING AGAINST CLAIMS

We will not use any statement you made to defend against a claim under your Policy unless it is in an application or supplemental application and a copy of the application is attached to the Policy.

SUICIDE EXCLUSION

Your Policy does not cover suicide by the Insured, whether sane or insane, during the 2-year period beginning with the Policy Date. If the Policy is in effect and the Insured commits suicide during this 2-year period, we will pay you the greater of the following amounts:

  o Your premium payments, less any Indebtedness, less any previous withdrawals, and less all monthly costs of insurance on all persons other than the Insured ever covered by rider
  o The Net Cash Surrender Value

We will not pay any Death Benefit in these circumstances.

With respect to any increase in Specified Amount, we will not pay death benefits if the Insured, whether sane or insane, commits suicide within 2 years from the effective date of the increase. If the Policy has been in effect for more than 2 years after the Policy Date but less than 2 years from an increase in Specified Amount, we will return the monthly costs of insurance charged for the increase and pay death benefits based on the previous Specified Amount (on which the 2-year suicide exclusion has expired).

This provision also applies to any rider attached to the Policy. The 2-year period begins on the rider's date of issue.

If your Policy terminates and is later reinstated, we will measure the 2-year time period from the effective date of reinstatement. Any premium payment refund will be limited to premiums paid on or after the effective date of reinstatement.


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TERMINATION OF YOUR POLICY

Your Policy will terminate and all insurance coverage under the Policy will stop in the following instances:

  o As of the date on which we receive notice from you requesting that the Policy options, be cancelled
  o As of the date the Insured dies (although some riders may provide benefits for other covered persons beyond the Insured's death)
  o As of the date a Grace Period related to the continuation of your Policy expires
  o As of 31 days after we mail you a notice that your Indebtedness exceeds your Cash Surrender Value less the Monthly Deduction and the Monthly Expense Charge for the current month unless you make the necessary premium payment to continue the Policy

NO DIVIDENDS

The Policies are "non-participating," which means that they do not pay dividends.

MISSTATEMENT OF AGE OR GENDER

If the age or gender of the Insured is misstated in information sent to us, we will change any benefits under the Policy to those benefits that your cost of insurance charge for the month of death would provide if the correct age and gender had been stated. If we do not discover the misstatement until after the payment of the Policy proceeds under one of the Income Plans has started, we will deduct any overpayments, plus compound interest, from subsequent payments and we will pay any underpayments, plus compound interest, in a lump sum.

TELEPHONE SECURITY PROCEDURES

We have established security procedures for telephone transactions, such as recording telephone calls. We may also require a personal identification number
(PIN) or other identifying information. We will not be liable for losses due to unauthorized or fraudulent telephone instructions if we follow reasonable security procedures and reasonably believe the instructions are genuine.

YEAR 2000 INFORMATION

Columbus Life began its effort to address the Year 2000 compliance issue prior to 1990. As of January 1, 1999, the internal effort was completed. All computer equipment and software systems, communications equipment and software, and any building equipment and facilities are expected to properly calculate, process and use dates before, during and after January 1, 2000, without error or interruption. In addition to its internal efforts, Columbus Life has a Year 2000 Task Force in place to monitor the Year 2000 efforts of its critical business partners and suppliers. Should this Task Force determine that the Year 2000 efforts of any of these partners or suppliers will not be adequate, Columbus Life will develop contingency plans to address any issues that may arise.


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ASSIGNMENT

Generally, you may assign your Policy. We will not be bound by an assignment until we receive and record written notice of the assignment at Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your rights and the rights of your Beneficiary will be affected by an assignment. We are not responsible for the validity or tax consequences of any assignment.


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                    INFORMATION ABOUT THE INVESTMENT OPTIONS

THE SUB-ACCOUNTS AND THE FUNDS

You can allocate your Net Premiums to one or more Sub-Accounts. You may also transfer amounts among the Fixed Account and the Sub-Accounts. Each Sub-Account invests in a corresponding Fund of the AIM Variable Insurance Funds, Inc. (AIM), The Alger American Fund (Alger), MFS Variable Insurance Trust (MFS), PIMCO Variable Insurance Trust (PIMCO) or Touchstone Variable Series Trust (Touchstone).

Each Sub-Account buys shares of the corresponding Fund at net asset value without a sales charge. Dividends and capital gains distributions from a Fund are reinvested at net asset value without a sales charge and held by the Sub-Account as an asset. Each Sub-Account redeems Fund shares at net asset value to the extent necessary to make payment of Death Proceeds or other payments under the Policy.

The following table contains general information about the investment advisor, investment objective and principal investment strategies of each Fund in which a corresponding Sub-Account invests. The fund advisors and sub-advisors cannot guarantee that the Funds will meet their investment objectives nor is there any guarantee that your Account Value will equal or exceed the total of your Net Premiums. More complete information about each Fund, including information about its risks, performance and other investment strategies, is included in the prospectus of each Fund. Please read each prospectus carefully before you purchase a Policy or make other decisions about your investment options.

A Fund may have a name and/or investment objective that is very similar the name of a publicly available mutual fund managed by the same advisor or sub-advisor. The Funds in which the Sub-Accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in various factors that affect the operation of a Fund, such as implementation of investment policies, Fund expenses and size of the Fund. In addition, your investment return from your Policy will be less than the investment return of a shareholder in the publicly available funds because you will pay additional charges related to your Policy, such as the mortality and expense risk charge.


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AIM V.I. GROWTH FUND
(AIM V.I. GROWTH SUB-ACCOUNT)

   Fund Family:             AIM Variable Insurance Funds, Inc.
   Fund Advisor:            AIM Advisors, Inc.
   Investment Objective:    The Fund seeks to achieve growth of capital
                            principally through investment in common stocks of
                            seasoned and better capitalized companies considered
                            to have strong earnings momentum.
   Principal Investment     The Fund invests primarily in the common stocks of
   Strategies:              2 types of companies:
                            o "Core" companies that the portfolio
                              manager believes have experienced
                              above-average consistent, long-term
                              growth in earnings and have a good chance
                              to continue such growth in the future
                            o "Earnings Acceleration" companies that
                              the portfolio manager believes are
                              currently enjoying a dramatic increase in profits.

AIM V.I. GOVERNMENT SECURITIES FUND
(AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT)

   Fund Family:             AIM Variable Insurance Funds, Inc.
   Fund Advisor:            AIM Advisors, Inc.
   Investment Objective:    The Fund seeks to achieve a high level of current
                            income consistent with reasonable concern for safety
                            of principal by investing in debt securities issued,
                            guaranteed or otherwise backed by the U.S.
                            Government. The Fund intends to maintain a dollar-
                            weighted average portfolio maturity between 3 and
                            10 years.
   Principal Investment     The Fund invests primarily in U.S. Treasury
   Strategies:              obligations and obligations issued or guaranteed by
                            U.S. Government agencies and instrumentalities.



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ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
(ALGER AMERICAN SMALL CAPITALIZATION SUB-ACCOUNT)

   Fund Family:             The Alger American Fund
   Fund Advisor:            Fred Alger Management, Inc.
   Investment Objective:    The Fund seeks long-term capital appreciation.
   Principal Investment     The Fund invests primarily (up to 65% of total
   Strategies:              securities of companies that have a market
                            assets) in equity capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index. The combined range of the market capitalization of companies included in these indices is approximately $20 million to $4.25 billion.
                            The Fund may invest up to 35% of total
                            assets in companies with a market
                            capitalization outside the range provided by the indices.

ALGER AMERICAN GROWTH PORTFOLIO
(ALGER AMERICAN GROWTH SUB-ACCOUNT)

   Fund Family:             The Alger American Fund
   Fund Advisor:            Fred Alger Management, Inc.
   Investment Objective:    The Fund seeks long-term capital appreciation.
   Principal Investment     The Fund invests primarily (up to 65% of total
   Strategies:              assets) in equity securities of companies that have
                            a market capitalization of $1 billion or greater.
                            The Fund may invest up to 35% of total assets in companies with a market capitalization of less than $1 billion.

MFS VIT EMERGING GROWTH SERIES
(MFS VIT EMERGING GROWTH SUB-ACCOUNT)

   Fund Family:             MFS Variable Insurance Trust
   Fund Advisor:            Massachusetts Financial Services Company
   Investment Objective:    The Fund seeks to provide long-term growth of
                            capital. Dividend and interest income from portfolio
                            securities, if any, is incidental to the Fund's
                            objective of long-term growth of capital.
   Principal Investment     The Fund invests primarily (at least 65% of total
   Strategies:              assets) in the common stocks of companies believed
                            to be early in their life cycle but have the potential to become major enterprises
                            (emerging growth companies) or major
                            enterprises whose rates of earnings growth are expected to accelerate. In selecting its investments, the portfolio manager focuses on those companies it believes will grow faster than the overall U.S.
                            economy and the rate of inflation.


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MFS VIT GROWTH WITH INCOME SERIES
(MFS VIT GROWTH WITH INCOME SUB-ACCOUNT)

   Fund Family:             MFS Variable Insurance Trust
   Fund Advisor:            Massachusetts Financial Services Company
   Investment Objective:    The Fund seeks to provide reasonable current income
                            and long-term growth of capital and income.
   Principal Investment     The Fund invests primarily (at least 65% of total
   Strategies:              assets) in equity securities of companies that are
                            believed to have long-term prospects for growth and income.

PIMCO LONG-TERM U.S. GOVERNMENT PORTFOLIO
(PIMCO LONG-TERM U.S. GOVERNMENT SUB-ACCOUNT)

   Fund Family:             PIMCO Variable Insurance Trust
   Fund Advisor:            Pacific Investment Management Company
   Investment Objective:    The Fund seeks to maximize total return, consistent
                            with the preservation of capital and prudent
                            investment management.
   Principal Investment     The Fund invests primarily (up to 65% of net assets)
   Strategies:              in U.S. Government securities. The U.S. Government
                            securities may be represented by options and futures contracts.

TOUCHSTONE SMALL CAP VALUE FUND
(TOUCHSTONE SMALL CAP VALUE SUB-ACCOUNT)
   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Todd Investment Advisors, Inc.
   Investment Objective:    The Fund seeks long-term growth of capital.
   Principal Investment     The Fund invests primarily (at least 75% of total
   Strategies:              assets) in the common stocks of small to medium
                            capitalization companies that the portfolio manager believes are undervalued. The portfolio manager looks for stocks that are priced lower than they should be, and also contain a catalyst for growth. The Fund may also invest up to 5% of its assets (at the time of purchase) in any one company. The
                            Fund will limit its investments so that the percentage of the Fund's assets invested in a particular industry will not be more than double the percentage of the industry in the Russell 2000 Index.


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TOUCHSTONE EMERGING GROWTH FUND
(TOUCHSTONE EMERGING GROWTH SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisors:       David L. Babson & Company, Inc.
                            Westfield Capital Management Company, Inc.
   Investment Objective:    The Fund seeks to increase the value of its shares
                            as a primary goal and to earn income as a secondary
                            goal.
   Principal Investment     The Fund invests primarily (at least 65% of total
   Strategies:              assets) in the common stocks of smaller, rapidly
                            growing (emerging growth) companies. In selecting its investments, the portfolio managers focus on those companies they believe will grow faster than the U.S. economy in general. They also choose companies they believe are priced lower in the market than their true value.

TOUCHSTONE INTERNATIONAL EQUITY FUND
(TOUCHSTONE INTERNATIONAL EQUITY SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Credit Suisse Asset Management
   Investment Objective:    The Fund seeks to increase the value of its shares
                            over the long-term.
   Principal Investment     The Fund invests primarily (at least 80% of total
   Strategies:              assets) in equity securities of foreign companies
                            and will invest in at least 3 countries outside the United States. A large portion of those non-U.S.
                            equity securities may be issued by companies active in emerging market countries (up to 40% of total assets).

TOUCHSTONE INCOME OPPORTUNITY FUND
(TOUCHSTONE INCOME OPPORTUNITY SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Alliance Capital Management L.P.
   Investment Objective:    The Fund seeks to achieve a high level of current
                            income as its main goal. The Fund may also seek to
                            increase the value of its shares, if consistent with
                            its main goal.
   Principal Investment     The Fund invests primarily in debt securities. These
   Strategies:              debt securities will generally be more risky
                            non-investment grade corporate and government securities (up to 100% of total assets).
                            Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative.

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TOUCHSTONE HIGH YIELD FUND
(TOUCHSTONE HIGH YIELD SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Fort Washington Investment Advisors, Inc.
   Investment Objective:    The Fund seeks to achieve a high level of current
                            income as its main goal. Capital appreciation is a
                            secondary consideration in achieving its goal.
   Principal Investment     The Fund invests primarily in debt securities. These
   Strategies:              debt securities will generally be more risky
                            non-investment grade corporate and government securities (up to 100% of total assets) issued primarily by U.S. issuers. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative.

TOUCHSTONE VALUE PLUS FUND
(TOUCHSTONE VALUE PLUS SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Fort Washington Investment Advisors, Inc.
   Investment Objective:    The Fund seeks to increase the value of its shares
                            over the long-term.
   Principal Investment     The Fund invests primarily (at least 65% of total
   Strategies:              assets) in common stock of larger companies that the
                            portfolio manager believes are undervalued.
                            In choosing undervalued stocks, the
                            portfolio manager looks for companies that have proven management and unique features or advantages and are believed to be priced lower than their true value. These companies may not pay dividends. The Fund may also invest in common stocks of rapidly growing companies to enhance the Fund's return and vary its investments to avoid having too much of the Fund's assets subject to risks specific to undervalued stocks. Also, up to 70% of total assets may be invested in large cap companies and up to 30% may be invested in mid cap companies.


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TOUCHSTONE GROWTH & INCOME FUND
(TOUCHSTONE GROWTH & INCOME SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Scudder Kemper Investments, Inc.
   Investment Objective:    The Fund seeks to increase the value of its shares
                            over the long-term, while receiving dividend income.

   Principal Investment     The Fund invests primarily (at least 65% of total
   Strategies:              assets) in dividend-paying common stocks, preferred
                            stocks and convertible securities in a
                            variety of industries. The portfolio manager may choose to purchase securities that do not pay dividends (up to 35%) but which are expected to increase in value or produce high income payments in the future. In choosing securities for the Fund, the portfolio manager will follow a value oriented style, generally buying securities with yields that are at least 20% higher than the average yield of companies in the S&P 500. The portfolio manager focuses on investing in companies that have a market capitalization of at least $1 billion, but may invest in companies of any size.

TOUCHSTONE ENHANCED 30 FUND
(TOUCHSTONE ENHANCED 30 SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Todd Investment Advisors, Inc.
   Investment Objective:    The Fund seeks to achieve a total return which is
                            higher than the total return of the Dow Jones
                            Industrial Average (DJIA).
   Principal Investment     The Fund's portfolio is based on the 30 stocks which
   Strategies:              comprise the DJIA. The portfolio manager seeks to
                            enhance the total return of the Fund by substituting some rapidly growing companies for those companies in the DJIA that appear to have slower growth. The portfolio manager uses a database of 4,000 stocks from which to choose the companies that will be substituted in the enhanced portion of the portfolio.

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TOUCHSTONE BALANCED FUND
(TOUCHSTONE BALANCED SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        OpCap Advisors, Inc.
   Investment Objective:    The Fund seeks to achieve an increase in value and
                            current income.
   Principal Investment     The Fund invests in both equity securities
   Strategies:              (generally about 60% of total assets) and debt
                            securities (generally about 40%, but at least 25%).
                            The debt securities will be rated investment grade or at the highest levels of non-investment grade.

TOUCHSTONE BOND FUND
(TOUCHSTONE BOND SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Fort Washington Investment Advisors, Inc.
   Investment Objective:    The Fund seeks to provide a high level of
                            dividends and distributions.
   Principal Investment     The Fund invests primarily in higher quality
   Strategies:              investment grade debt securities (at least
                            65% of total assets). The Fund's investment in debt securities may be determined by the direction in which interest rates are expected to move because the value of these securities generally moves in the opposite direction from interest rates. The Fund expects to have an average maturity between 5 and 15 years.

TOUCHSTONE STANDBY INCOME FUND
(TOUCHSTONE STANDBY INCOME SUB-ACCOUNT)

   Fund Family:             Touchstone Variable Series Trust
   Fund Advisor:            Touchstone Advisors, Inc.
   Fund Sub-Advisor:        Fort Washington Investment Advisors, Inc.
   Investment Objective:    The Fund seeks to provide a higher level of current
                            income than a money market fund, while also seeking
                            to prevent large fluctuations in the value of the
                            Sub-Account's initial investment. The Fund does not
                            try to keep a constant $1.00 per share net
                            asset value.
   Principal Investment     The Fund invests mostly in various types of
   Strategies:              money market instruments. All investments will be
                            rated at least investment grade. On average, the securities held by the Fund will mature in less than one year.

Neither AIM Advisors, Inc., Fred Alger Management, Inc., Massachusetts Financial Services Company nor Pacific Investment Management Company is an affiliate of Columbus Life.

SPECIAL CONSIDERATIONS

AIM, Alger, MFS and PIMCO offer shares to Separate Account 1 and other separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. Touchstone offers its shares to the separate accounts of Columbus Life and Western-Southern Life Assurance Company to fund benefits under the Policies, other variable life insurance policies and variable annuity contracts. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in a Fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken.

If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its investment in a Fund. If it becomes necessary for a separate account to replace its shares of a Fund with another investment, the Fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, AIM, Alger, MFS, PIMCO and Columbus Life are subject to conditions imposed by the SEC that are designed to prevent or remedy any conflict of interest. Touchstone, which is not subject to such conditions, has adopted certain procedures that substantially reflect and implement the substance of these conditions. These conditions and procedures require the Board of Trustees of each Fund has the obligation to monitor events in order to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

CHANGES IN THE SUB-ACCOUNTS AND THE FUNDS

We may add, delete or combine Sub-Accounts. New Sub-Accounts will invest in Funds we consider suitable. We may also substitute a new Fund or similar investment option for the Fund in which a Sub-Account invests. We would make a substitution to ensure the underlying Fund continues to be a suitable investment. A substitution may be triggered by unsatisfactory investment performance, a change in laws or regulations, a change in the Fund's investment objectives or restrictions, a change in the availability of the Fund for investment, or any other reason. Before any substitution, we will obtain any required approvals, including approval from the SEC or from Policy holders.

FIXED ACCOUNT

The Net Premiums that you allocate to the Fixed Account will earn interest. We guarantee that this interest rate will never be less than an effective annual rate of at least 3%. We may, but are not required to, credit interest in excess of this rate. Different interest rates may apply to Net Premiums allocated, or amounts transferred, to the Fixed Account on different dates. The current interest rate of the Fixed Account at the time we issue your Policy is shown in your Policy Schedule.

                          VALUATION OF YOUR INVESTMENT

SUB-ACCOUNTS
--------------------------------------------------------------------------------
ACCUMULATION UNIT        A unit of measure used to calculate a Policy owner's
                         share of a Sub-Account. Although it is not the same as
                         a mutual fund share, it is similar.
--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE  The dollar value of an Accumulation Unit in a
                         Sub-Account.
--------------------------------------------------------------------------------

The value of your interest in a Sub-Account is measured in Accumulation Units. An Accumulation Unit is an accounting unit of measure. It is similar to a share of a mutual fund. The value of an Accumulation Unit varies from day to day depending on the investment performance of the Fund in which the Sub-Account is invested and the expenses of the Sub-Account.

The Accumulation Unit Value of each Sub-Account is calculated on each day that the New York Stock Exchange is open for business (Valuation Date). The Accumulation Unit Value of a Sub-Account on any Valuation Date is calculated by dividing the value of the Sub-Account's net assets by the number of Accumulation Units credited to the Sub-Account on the Valuation Date.

When you allocate Net Premiums or transfer amounts to a Sub-Account, your Account Value is credited with Accumulation Units. Other transactions, such as withdrawals and payments of the Monthly Deduction and Monthly Expense Charge, will decrease the number of Accumulation Units.

The number of Accumulation Units added to or subtracted from your Account Value is calculated by dividing the dollar amount of the transaction by the Accumulation Unit Value for the Sub-Account at the close of trading on the Valuation Date when we process the transaction. We use the following guidelines to determine the Valuation Date when we process the transaction:

  o If we receive your premium payment or transfer instructions in good order on a Valuation Date before the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), we will process the transaction on that Valuation Date.
  o   If not, we will process the transaction on the next Valuation Date.

To calculate the Accumulation Unit Value of a Sub-Account on any Valuation Date, we start with the Accumulation Unit Value from the preceding Valuation Date and adjust it to reflect the following items:

   o The investment performance of the Sub-Account, which is based on the investment performance of the corresponding Fund
   o Any dividend or distributions paid by the corresponding Fund
   o Any charges or credits for taxes that we determined were the result of the investment operations of the Sub-Account
   o The mortality and expense risk charge

Supplement F to this Prospectus contains a description of the procedures we use to calculate the Accumulation Unit Value of a Sub-Account.

FIXED ACCOUNT

The value of the Fixed Account is calculated daily and reflects the following transactions:

   o Net Premiums allocated to the Fixed Account
   o Withdrawals from the Fixed Account
   o Transfers to and from the Fixed Account
   o Interest credited to the Fixed Account
   o Charges assessed against the Fixed Account, such as the Monthly Deduction and Monthly Expense Charges and any surrender charges

Supplement F to this Prospectus contains a description of the procedures we use to calculate the value in the Fixed Account.

                             PERFORMANCE INFORMATION

We may include performance information in advertisements, sales literature and reports to Policy owners or prospective investors.

We may report performance information in any manner permitted under applicable law. For example, we may report total returns and average annual total returns for the Funds and the Sub-Accounts or present performance information as a change in a hypothetical Policy owner's Account Value or Death Benefit. The performance information may cover various periods of time, including periods beginning with the start of operations of a Sub-Account or the Fund in which it invests. Performance information may not reflect the deduction of all charges applicable to a particular Policy. For example, performance information may not reflect the deduction of the cost of insurance charge because of the individual nature of this charge. If all charges applicable to a particular Policy were included, performance would be reduced.

You can request a personalized illustration that shows the performance of a hypothetical Policy. The illustration will be based either on actual historical Fund performance or on the hypothetical investment return that you request. The Net Cash Surrender Value provided in the illustration will assume all Fund charges and expenses, all Separate Account 1 charges and all Policy charges are deducted. The Account Value provided in the illustration will assume all charges except the surrender charge are deducted. Your Policy's actual investment performance may not be the same as the performance of the hypothetical Policy shown in the illustration. You should not consider any performance information to be an estimate or guarantee of future performance.

We may also compare the performance of a Sub-Account to the performance of other separate accounts or investments as listed in rankings prepared by independent organizations that monitor the performance of separate accounts and other investments. We may also include evaluations of the Sub-Account published by nationally recognized ranking services or nationally recognized financial publications.

                                 VOTING RIGHTS

Because each Sub-Account invests in a corresponding Fund, Columbus Life is entitled to vote at any meeting of the Fund's shareholders. Columbus Life, on behalf of Separate Account 1, votes the shares of a Fund that are held by a Sub-Account according to the instructions of the holders of the Policies who have invested in that Sub-Account.

If you have money in a Sub-Account on the record date for a meeting of the shareholders of the corresponding Fund, we will ask you for voting instructions. Your voting instructions will apply to a specific number of Fund shares. We will calculate this number by determining the percentage of the Sub-Account that you own and applying this percentage to the total number of Fund shares that the Sub-Account owns.

We will mail materials to you at least 14 days before the shareholder meeting so you can provide your voting instructions to us. If we do not receive voting instructions from you, we will still vote the shares for which you are entitled to provide instructions. We will vote these shares in the same proportion as the voting instructions received by Policy holders who provide instructions. If Columbus Life itself is entitled to vote at the shareholders meeting, it will vote its shares in the same manner.

We may not ask the Policy holders for voting instructions if the applicable rules and regulations change and permit us to vote the shares of the Fund. We may also change the manner in which we calculate the number of shares for which you can provide voting instructions if the applicable rules and regulations change.

We may disregard the voting instructions of Policy holders under certain circumstances and state insurance regulators may require us to disregard these instructions under certain circumstances. If we disregard the voting instructions we receive, we will include a summary of our actions in our next report to you.

             COLUMBUS LIFE INSURANCE COMPANY AND SEPARATE ACCOUNT 1

COLUMBUS LIFE INSURANCE COMPANY

Columbus Life Insurance Company (Columbus Life) is a stock life insurance company organized under the laws of the State of Ohio on September 8, 1986. It is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), a mutual life insurance company organized under the laws of the State of Ohio on February 23, 1888. Columbus Life issues insurance and annuity contracts and is located at 400 East Fourth Street, Cincinnati, Ohio 45202. Columbus Life is subject to supervision by the department of insurance of the various states in which it is licensed to transact business.

Investments allocated to the Fixed Account are held in Columbus Life's general account along with Columbus Life's other assets. The interests of the Fixed Account have not been registered under the Securities Act of 1933 and Columbus Life's general account has not been registered as an investment company under the Investment Company Act of 1940. As a result, the staff of the SEC has not reviewed the information in this Prospectus about the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain general provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Because of state insurance law requirements, Columbus Life maintains reserves to cover its obligations under the Policies. The assets in Separate Account 1 attributable to the Policies make up a part of these reserves. Although these reserves support the Policies, Policy owners have no ownership interest in these reserves and any excess reserves will be for the benefit of Columbus Life and not the Policy owners. The general account of Columbus Life is available to satisfy Columbus Life's obligations under the Policies.

DIRECTORS OF COLUMBUS LIFE. Columbus Life is managed by its Board of Directors, 4 of whom are also officers of Columbus Life or WSLIC. Each Director's principal business address is 400 East Fourth Street, Cincinnati, Ohio 45202, unless otherwise noted. The following persons serve as Directors of Columbus Life:


NAME                   PRINCIPAL OCCUPATION (PAST 5 YEARS)

William  J. Williams   Chairman of the Board of Columbus Life since 1989;
                       Chairman of the Board of WSLIC and Western-Southern Life
                       Assurance Company (WSLAC) since 1989; Chief Executive
                       Officer of WSLIC and WSLAC 1989-1994.

John F. Barrett        Vice-Chairman of the Board of Columbus Life since 1987;
                       Chief Executive Officer of WSLIC and WSLAC since 1994;
                       President of WSLIC and WSLAC since 1989; Chief
                       Operating Officer of WSLIC and WSLAC 1989-1994.

Lawrence L. Grypp      President and Chief Executive Officer of  Columbus Life
                       since 1999; President and Chief Executive Officer of
                       Summit Financial Resources, Inc. 1998-1999; Executive
                       Vice President of Massachusetts Mutual Life Insurance
                       Company 1976-1996.

James N. Clark         Executive Vice President and Secretary of WSLIC and
                       WSLAC since 1997; Executive Vice President, Secretary and Treasurer of WSLIC and WSLAC 1996-1997;
                       Executive Vice President and Treasurer of
                       WSLIC and WSLAC 1994-1996.

Robert C. Savage       General Agent, Savage and Associates, 4427 Talmadge
                       Road, Building 2, Toledo, Ohio 43623.

Ralph E. Waldo         Retired President and Chief Executive Officer of
                       Columbus Life. 3974 Patricia Drive, Columbus, Ohio 43220.

OFFICERS OF COLUMBUS LIFE (OTHER THAN DIRECTORS). The senior officers of Columbus Life, other than the Directors named above, and the officers responsible for the variable life operations are described below. Each officer's principal business address is 400 East Fourth Street, Cincinnati, Ohio 45202, unless otherwise noted.


NAME                   PRINCIPAL OCCUPATION (PAST 5 YEARS)

Dale P. Hennie         Senior Vice President and Chief Information Officer of
                       Columbus Life, WSLIC and WSLAC since 1999; Senior Vice
                       President of Insurance Operations of Columbus Life,
                       WSLIC and WSLAC 1997-1999; Vice President of
                       WSLIC and WSLAC 1990-1997.

Nora E. Moushey        Senior Vice President and Chief Actuary of Columbus Life,
                       WSLIC and WSLAC since 1998; Senior Vice President of
                       Products and Financial Management of Columbus Life from
                       1993-1998.

James M. Teeters       Senior Vice President of Insurance Operations of Columbus
                       Life, WSLIC and WSLAC since 1999; Senior Vice President of Administration of Columbus Life 1991-1999; Senior Vice
                       President of Administration of WSLIC and WSLAC 1998-1999.

Robert L. Walker       Senior Vice President and Chief Financial Officer of
                       Columbus Life, WSLIC and WSLAC since 1998; Chief
                       Financial Officer of National Data Corporation 1997-1998;
                       Senior Vice President and Chief Financial Officer of
                       Providian Corporation 1993-1997.

Mark A. Wilkerson      Senior Vice President and Chief Marketing Officer of
                       Columbus Life since 1990.


William F. Ledwin      Vice President and Chief Investment Officer of Columbus
                       Life since 1987; Senior Vice President and Chief
                       Investment Officer of WSLIC and WSLAC since 1989;
                       President of Fort Washington Investment Advisors, Inc., since 1990.


Thomas D. Holdridge    Vice President of Underwriting of Columbus Life since
                       1980.

Donald J. Wuebbling    Vice President and Secretary of Columbus Life since 1987;
                       Senior Vice President and General Counsel of WSLIC and
                       WSLAC since 1999; Vice President and General Counsel of
                       WSLIC and WSLAC 1988-1999.

NAME                   PRINCIPAL OCCUPATION (PAST 5 YEARS)

Edward S. Heenan       Vice President and Comptroller of Columbus Life, WSLIC
                       and WSLAC since 1987.

James J. Vance         Vice President and Treasurer of Columbus Life, WSLIC and
                       WSLAC since 1999; Treasurer of Columbus Life, WSLIC and
                       WSLAC 1997-1999; Assistant Treasurer of WSLIC and WSLAC
                       1995-1997; Director of Financial Research of WSLIC and
                       WSLAC 1994-1995.

Charles W. Wood, Jr.   Vice President of Sales and Marketing of Columbus Life
                       since 1999; Vice President of Marketing Support of
                       Columbus Life 1998-1999; Regional Vice President of
                       Sales of Ameritas Life Insurance Company 1996-1998;
                       Senior Vice President and Chief Marketing Officer of
                       Covenant Life Insurance Company 1988-1995.

Donald W. Kaplan       Vice President of Financial Projections of Columbus Life
                       since 1998; Vice President of Financial Projections of
                       WSLIC and WSLAC since 1988.

Mario J. San Marco     Vice President of Columbus Life since 1992; Vice
                       President of WSLIC and WSLAC since 1988.


The directors, officers and employees of Columbus Life and Touchstone Securities are bonded in the amount of $10,000,000 by a Financial Institutions Blanket Bond, for dishonest, fraudulent, or criminal acts, wherever committed, and whether committed alone or in collusion with others.

SEPARATE ACCOUNT 1

Columbus Life established Columbus Life Separate Account 1 (Separate Account 1) under Ohio law on September 10, 1998. Separate Account 1 is registered with the SEC as a unit investment trust. We may operate Separate Account 1 as a management investment company or any other form permitted by law. We may also deregister Separate Account 1 if registration with the SEC is no longer required.

Separate Account 1 is currently divided into 18 Sub-Accounts. Separate Account 1 holds the investments allocated to the Sub-Accounts by the owners of the Policies. It may also hold assets for the benefit of owners of certain other variable universal life insurance policies that it issues. Separate Account 1 invests the assets of each Sub-Account in an underlying Fund. The investment objective of a Sub-Account and the underlying Fund in which it invests are identical.


We own Separate Account 1's assets but we segregate Separate Account 1's assets from our general account assets and the assets of our other separate accounts. Liabilities from other businesses we conduct will not be charged to Separate Account 1's assets. We hold Separate Account 1's assets exclusively for the benefit of owners and beneficiaries of the Policies and any other variable universal life policies supported by Separate Account 1. We are obligated to pay all benefits provided under the Policies.


The income, capital gains and capital losses of each Sub-Account are credited to or charged against the assets of that Sub-Account without regard to the income, capital gains or capital losses of any other Sub-Account or Columbus Life.

SERVICE PROVIDERS

DISTRIBUTION OF THE POLICIES

Touchstone Securities, Inc. is the sole underwriter of the Policy. Touchstone Securities is a wholly-owned subsidiary of IFS Financial Services, a wholly-owned subsidiary of WSLAC, a wholly-owned subsidiary of WSLIC. Touchstone Securities is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.
(NASD) and Securities Investor Protection Corporation (SIPC). The Policy will be sold by agents who have entered into distribution agreements with Touchstone Securities. The agents will be licensed insurance agents in those states where the Policy may be lawfully sold. The agents will also be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of NASD.

Columbus Life pays Touchstone Securities, or agents of Touchstone Securities, a commission of up to 105% of the target annual premium (annualized) in the first year when the Policy is sold, plus up to 3% of all premiums in excess of the target annual premium. Each year thereafter, Columbus Life pays a commission of 3% or less on all premiums paid on a Policy. Each year Columbus Life also pays a service fee of 0.25% or less of the Account Value, less any Indebtedness. Touchstone Securities is generally responsible for paying its agents and representatives for distribution of the Policies.

SERVICE PROVIDERS TO THE FUNDS

The key service providers for each family of Funds in which the Sub-Accounts invest are indicated below:



                                    AIM VARIABLE INSURANCE FUNDS, INC. (AIM)

          ADVISOR                             CUSTODIAN                      UNDERWRITER/DISTRIBUTOR
          -------                             ---------                      -----------------------
   AIM Advisors, Inc.                   State Street Bank                   AIM Distributors, Inc.
   11 Greenway Plaza, Suite 100         and Trust Company                   11 Greenway Plaza, Suite 100
   Houston, Texas 77046                 225 Franklin Street                 Houston, Texas 77046
                                        Boston, Massachusetts 02110

------------------------------------------------------------------------------------------------------------
                                        THE ALGER AMERICAN FUND (ALGER)

          ADVISOR                             CUSTODIAN                      UNDERWRITER/DISTRIBUTOR
          -------                             ---------                      -----------------------
   Fred Alger Management, Inc.          Custodial Trust Company             Alger Inc.
   75 Maiden Lane                       101 Carnegie Center                 30 Montgomery Street
   New York, New York 10038             Princeton, New Jersey 08540         Jersey City, New Jersey 07302

------------------------------------------------------------------------------------------------------------

                                       MFS VARIABLE INSURANCE TRUST (MFS)
               ADVISOR                              CUSTODIAN                 UNDERWRITER/DISTRIBUTOR
              --------                              ---------                 -----------------------
   Massachusetts Financial Services      State Street Bank                   MFS Fund Distributors, Inc.
   Company                               and Trust Company                   500 Boylston Street
   500 Boylston Street                   225 Franklin Street                 Boston, Massachusetts 02116
   Boston, Massachusetts 02116           Boston, Massachusetts 02110

------------------------------------------------------------------------------------------------------------

                                     PIMCO VARIABLE INSURANCE TRUST (PIMCO)
               ADVISOR                              CUSTODIAN                  UNDERWRITER/DISTRIBUTOR
              --------                              ---------                    ---------------------
   Pacific Investment                    Investors Fiduciary                 PIMCO Funds Distributors, Inc.
   Management Company                    Trust Company                       2187 Atlantic Street
   840 Newport Center Drive              801 Pennsylvania                    Stamford, Connecticut 06902
   Newport Beach, California 92660       Kansas City, Missouri 64105

------------------------------------------------------------------------------------------------------------

                                  TOUCHSTONE VARIABLE SERIES TRUST (TOUCHSTONE)
               ADVISOR                              CUSTODIAN                  UNDERWRITER/DISTRIBUTOR
              --------                              ---------                    ---------------------
   Touchstone Advisors, Inc.             Investors Bank & Trust Company      Touchstone Securities, Inc.
   311 Pike Street                       200 Clarendon Street                311 Pike Street
   Cincinnati, Ohio 45202                Boston, Massachusetts 02116         Cincinnati, Ohio 45202

------------------------------------------------------------------------------------------------------------

                                  TAX MATTERS

The following is a summary discussion of certain federal income tax matters that apply to your Policy. The following discussion does not purport to be complete or to cover all situations. The discussion is general in nature, and it should not be considered tax advice. You should consult your own tax advisor for more complete information.

The individual situation of each Policy owner or beneficiary will determine how ownership or receipt of the Policy's proceeds will be treated for purposes of federal estate tax, state inheritance tax and other taxes. Other than the very general overview of the effect of federal estate taxes on the Policy that is contained in the following discussion, the effect of federal estate tax, state inheritance tax and other taxes is generally not discussed herein.

The following discussion is also based on federal income tax law and interpretations in effect as of the date of this Prospectus and is subject to later changes in such tax law or interpretations.

Except as is otherwise expressly noted below, this discussion assumes that you are the Policy owner and that you are a natural person who is a U.S. citizen and resident. The tax effects on an owner who is not a natural person, U.S. citizen or U.S. resident may be different than the effects discussed herein.

GENERAL

Your Policy will be treated as "life insurance" for federal income tax purposes
(a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) for as long as the investments made by the mutual funds available for investment under the Policy satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements.

Accordingly, provided that your Policy meets such requirements, the following federal income tax consequences should apply:

  o The death benefit received by the beneficiary under the Policy will not be subject to federal income tax; and
  o Increases in the Policy's cash value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from the Policy, such as a surrender or a partial withdrawal.

PAYMENT OF DEATH BENEFIT

In general, as long as your Policy is considered "life insurance," the death benefit payable under the Policy will not be included in the income of the beneficiary receiving such benefit for federal income tax purposes.

However, if such death benefit is paid in the form of an Income Plan (over a period of years) and not in a lump sum, then, in general, a portion of each payment will be tax-free but the remaining portion of each payment will be treated as interest on the death benefit and will be included in the beneficiary's income for federal income tax purposes. The portion of each such payment that will be treated as tax-free and the portion that will be treated as interest are determined under the provisions of Section 101 of the Code and U.S. Treasury Department regulations issued thereunder. The tax-free portion generally will be determined by spreading on a pro rata basis the single sum death benefit under the Policy over the anticipated number of payments under the applicable Income Plan.

PRE-DEATH DISTRIBUTIONS - TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS

The federal income tax consequences of a distribution from your Policy that does not reflect the payment of a death benefit under the Policy can be affected by whether the Policy is determined to be a "modified endowment contract." In all cases, however, the character of the income that is described in this and the following parts of this tax discussion as taxable to the recipient will be ordinary income (as opposed to capital gain).

Your Policy will generally be considered under the Code to be a "modified endowment contract" if, at any time during the first 7 Policy Years of the Policy, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a fixed-benefit insurance policy that provided a death benefit equal to the Policy's first-year death benefit and that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of 7 level annual premiums. This determination is called the "7-pay test."

Further, whenever there is a "material change" in your Policy, it will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract and (b) thereby subjected to a new 7-pay test over a new 7-year period. The new 7-pay test will be adjusted to take into account, under a prescribed formula, the accumulated cash value of the Policy at the time of the material change. Thus, a materially changed Policy will be considered a modified endowment contract if it fails to satisfy the new 7-pay test.

A material change in your Policy for these purposes could occur as a result of a change in the Policy's death benefit option, the selection of additional rider benefits under the Policy, an increase in the Policy's Specified Amount of coverage, or certain other changes.

If your Policy's benefits are reduced during the first 7 Policy Years of the Policy (or within 7 years after a material change in the Policy), the initial 7-pay test that applied to the Policy at the time of its issue (or, if applicable, at the time of the material change in the Policy) will be recalculated based on the reduced level of benefits and applied retroactively for purposes of such 7-pay test. (Such a reduction in benefits could include, for example, a decrease in the Policy's Specified Amount that you request or, in some cases, a partial surrender or termination of additional benefits under a rider to the Policy.) If the premiums previously paid are greater than the recalculated 7-pay test limit, the Policy will become a modified endowment contract.

If your Policy is received in exchange for a modified endowment contract, it will also be considered a modified endowment contract.

Changes made in your Policy (for example, a decrease in the Policy's benefits or a lapse or reinstatement of the Policy) may also impact the maximum amount of premiums that can be paid under the Policy as well as the maximum amount of cash value that may be maintained under the Policy.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

This part of the tax discussion summarizes the federal income tax purposes of a distribution to you from your Policy (that does not reflect the payment of a death benefit under the Policy) when the Policy is not considered a modified endowment contract.

LOANS. As long as your Policy remains in force during the Insured's lifetime (and is not a modified endowment contract), no part of the proceeds of a loan from the Policy will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

If a loan is still outstanding when the Policy is surrendered or lapses, however, the then outstanding loan amount will be included in your income for federal income tax purposes at that time to the extent the cash value of the Policy exceeds your "basis" in the Policy. Generally your "basis" in the Policy will equal the premiums you have paid on the Policy less the amount of any previous distributions from the Policy that were taxable.

PARTIAL WITHDRAWALS. AFTER the first 15 Policy Years of your Policy, the proceeds from a partial withdrawal will be subject to federal income tax to the extent such PROCEEDS exceed your "basis" in the Policy. Your "basis" in the Policy generally will equal the premiums you have paid on the Policy, less the amount of any previous distributions from the Policy that were not taxable.

During the first 15 Policy Years of your Policy, the proceeds from a partial withdrawal or a reduction in insurance coverage generally will be subject to federal income tax to the extent that THE THEN CASH SURRENDER VALUE under the Policy exceeds your "basis" in the Policy, up to certain limits that are set forth in Section 7702 of the Code.

These limits generally are based on the amount by which your premiums on the Policy or the Policy's cash surrender value immediately before the withdrawal or reduction in coverage exceeds the amount of premiums or cash surrender value that was needed for the Policy to be considered a life insurance policy under the Code immediately before the withdrawal or reduction in coverage. These limits also depend in part on whether the withdrawal or reduction in coverage occurs in the first 5 Policy Years of the Policy.

SURRENDER OR TERMINATION. Upon full surrender of your Policy, any excess in the amount of the proceeds we pay (including for this purpose amounts we use to discharge any Policy loan) over your "basis" in the Policy will be subject to federal income tax. You will generally not be taxed on the portion of the proceeds that does not exceed your "basis" in the Policy. Your "basis" in the Policy generally will equal the premiums you have paid on the Policy less the amount of any previous distributions from the Policy that were taxable.

In addition, if your Policy terminates while there is a Policy loan outstanding, the cancellation of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules.

ASSIGNMENT. Finally, if you make an assignment of rights or benefits under your Policy, you may be deemed to have received a distribution from the Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT

This part of the tax discussion summarizes the federal income tax purposes of a distribution to you from your Policy (that does not reflect the payment of a death benefit under the Policy) when the Policy is considered a modified endowment contract.

If your Policy is considered a modified endowment contract, any distribution from the Policy during the Insured's lifetime will generally be taxed on an "income-first" basis and hence will be included in your income for federal income tax purposes to the extent the then cash surrender value of the Policy exceeds your then "basis" in the Policy. For modified endowment contracts, your "basis" in the Policy is similar to the basis described above that would apply if the Policy were not a modified endowment contract, except that your "basis" would be increased by the amount of any prior loan under the Policy that was considered taxable income to you.

Distributions for this purpose generally include a loan received under the Policy (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a partial withdrawal from the Policy. Thus, any such distributions will be considered taxable income to you to the extent the cash surrender value exceeds your "basis" in the Policy.

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain tax-qualified plans) during any calendar year are aggregated and treated as if they were a single modified endowment contract. Thus, if your Policy is considered a modified endowment contract and other modified endowment contracts issued by us (or an affiliate of ours) were issued to you in addition to the Policy during any calendar year, the Policy and such other contracts are considered one contract in determining the tax on any distribution under the Policy or one of such other contracts.

The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

Further, a 10% penalty tax will also generally apply under the federal income tax provisions of the Code to the taxable portion of a distribution to you from your Policy if it is a modified endowment contract. The penalty tax will not, however, apply to a distribution that is made:

  o  To you after you have attained age 59 1/2
  o In the case of your disability (as defined in the Code and generally limited to a disability that is expected to result in your death or be of indefinite duration and that prevents you from working in any job) or
  o Received as part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectances) of you and a beneficiary under the Policy.

SURRENDER OR TERMINATION. In addition, upon a full surrender of the Policy, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your "basis" in the Policy will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

If your Policy terminates after a Grace Period while there is a Policy loan outstanding, the cancellation of the loan will be treated as a distribution (to the extent not previously treated as a distribution) and could be subject to federal income tax, including the 10% penalty tax, as described above.

APPLICABLE TIME PERIODS. Distributions that occur during a Policy Year in which your Policy becomes a modified endowment contract, and during any subsequent Policy Years, will be taxed as described in this part of the discussion as distributions from a modified endowment contract. In addition, distributions from your Policy within two years before it becomes a modified endowment contract also will be subject to federal income tax in this manner. This means that a distribution made from the Policy when it was not a modified endowment contract could later become taxable as a distribution from a modified endowment contract if the Policy, subsequently, becomes a modified endowment contract (by reason of later failing the 7-pay test).

The U.S. Treasury Department has been authorized to prescribe rules that would treat other distributions from the Policy made in anticipation of the Policy becoming a modified endowment contract in a similar fashion.

POLICY LAPSES AND REINSTATEMENTS

The lapse of your Policy may have the tax consequences described above for surrenders and terminations, even if you may be able to reinstate the Policy. For federal income tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

DIVERSIFICATION

As has been noted before, your Policy will be treated as "life insurance" for federal income tax purposes only if, among other things, the investments made by the mutual funds available for investment under the Policy satisfy certain investment diversification requirements under Section 817(h) of the Code.

The U.S. Treasury Department has issued regulations that implement the investment diversification requirements of Code Section 817(h). If we fail to comply with these regulations, your Policy will be disqualified as a life insurance policy under Section 7702 of the Code and you will be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Separate Account 1, through the Funds, therefore intends to comply with these requirements.

In connection with the issuance of then temporary diversification regulations, the U.S. Treasury Department stated that it anticipated the issuance of guidelines that could describe certain circumstances in which your ability as the owner of your Policy to direct your investments under the Policy to particular sub-accounts within Separate Account 1 would cause you, rather than Columbus Life, to be treated as the owner of the assets of Separate Account 1. If you were considered the owner of the assets of Separate Account 1, income and gains from Separate Account 1 would be included in your income for federal income tax purposes. Columbus Life thus reserves the right to amend the Policy in any way necessary to avoid any such result.

As of the date of this Prospectus, however, no such guidelines have been issued, although the U.S. Treasury Department has informally indicated that any such guidelines could limit the number of investment funds or the frequency of transfers among such funds. If issued, these guidelines may be applied by us retroactively.

ESTATE AND GENERATION SKIPPING TAXES

As noted before, this tax discussion generally addresses only federal income tax matters. We do, however, want to note as a general matter that, if you are the Insured under your Policy, the death benefit under the Policy will generally be includable in your estate for purposes of federal estate tax. If you are not the Insured, then, under certain conditions, only the replacement value, an amount approximately equal to the cash surrender value of the Policy, will be includable in your estate for purposes of federal estate tax.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, under the law in effect as of the date of this Prospectus, estates of less than $650,000 (with such amount increasing incrementally to $1 million by 2006) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes to the extent your estate is to be distributed to your surviving spouse.

If you are not the Insured under the Policy, and you die before the Insured, the value of your Policy, as determined under U.S. Treasury Department regulations, is includable in your estate for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

As a general rule, if a "transfer" under the Policy is made to a person who is two or more generations younger than you, a generation skipping transfer tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping transfer tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer tax exemption of $1 million.

Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially when benefits under the Policy are passing to younger generations.

The particular situation of the Policy's owner, Insured and/or beneficiary will determine how ownership or receipt of the Policy's proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

PENSION AND PROFIT SHARING PLANS

If the Policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan that is qualified as a tax-favored plan under
Section 401(a) of the Code for the benefit of a participant covered under the plan, the federal income tax treatment of the Policy will be somewhat different from that described in the foregoing parts of this tax discussion.

If the Policy is purchased as part of a pension or profit sharing plan for the benefit of a plan participant, the reasonable net premium cost for the amount of insurance under the Policy is generally required to be included annually in the applicable plan participant's income for federal income tax purposes. This cost is generally determined by tables issued by the Internal Revenue Service or, if less, the insurance company's rates as to the cost of individual one-year term insurance for standard risks. This cost (generally referred to as the "P.S.-58" cost) is reported to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the Policy's death benefit over the Policy's cash surrender value generally will not be subject to federal income tax. However, the Policy's cash surrender value will generally still be taxable in this situation to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant.

Special rules may apply if the participant borrowed from the Policy or was considered an owner-employee under the plan (such as the sole proprietor, a 10% partner, or 5% Subchapter S corporation owner of the employer of the plan).

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan. You should consult with the plan administrator and a qualified tax advisor in such situation.

OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when the Policy is held by an employee or a trust, or acquired by an employee, in connection with the provision of other employee benefits. In particular, such a Policy owner must consider whether the Policy was applied for by (or issued to) a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the named beneficiary under the Policy to receive a death benefit.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). An employer or trust should consult a qualified legal advisor as to the effect of ERISA in any case when the Policy is purchased in connection with an employee benefit plan.

WITHHOLDING

Payments received by you from your Policy (other than the payment of a tax-free death benefit under the Policy) are generally subject to federal income tax withholding to the extent it is reasonable to believe that they will be includable in income for federal income tax purposes, except that you generally are permitted to elect not to have federal income taxes withheld from such payments if you notify us on a timely basis that you are making this election (and meet certain reporting requirements as to such election).

If federal income tax withholding applies to the payment, the withholding is generally taken at the same rate as is taken on wages; except that, if the payments are not payable over a period of more than a year, the withholding is generally taken at a 10% rate. In some cases, when generation skipping taxes may apply, we may also be required to withhold for such taxes unless we receive satisfactory written notification that no such taxes are due.

CHANGES IN TAX LAWS

Your Policy may be affected by changes that occur in the federal income tax laws and by other tax laws, such as state or local income tax laws, federal estate and gift tax laws and local estate and other similar laws (which other laws are generally not discussed in this Prospectus). We have also not discussed the effect of possible tax law changes on the Policy in this tax discussion. We suggest that you consult a tax advisor if you have questions about the effects of such other tax laws or of possible changes in the tax laws.

TAXATION OF COLUMBUS LIFE

Columbus Life is taxed as a life insurance company under federal income tax laws. Columbus Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account 1. If, in the future, Columbus Life determines that Separate Account 1 may incur federal income taxes, then it may assess a charge against the Sub-Accounts for those taxes. Any charge will reduce your Policy's Account Value.

We may have to pay state, local or other taxes in addition to premium taxes. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to Separate Account 1 or allocable to your Policy.

Finally, certain Funds in which the Sub-Accounts are invested may elect to pass through to Columbus Life taxes withheld by foreign taxing jurisdictions of foreign source income. Such an election may result in additional taxable income and income tax to Columbus Life, which could result in charges being made for such taxes. The amount of the additional income tax, however, may be more than offset by credits for the foreign taxes withheld that are also passed through. These credits may provide a benefit to Columbus Life.

                           OTHER GENERAL INFORMATION

LEGAL MATTERS

Frost & Jacobs LLP has advised Columbus Life on certain federal securities law matters. All matters of Ohio law pertaining to the Policy, including the validity of the Policy and Columbus Life's right to issue the Policy under Ohio insurance law, have been passed upon by Donald J. Wuebbling, Esq., Senior Vice President and General Counsel of WSLIC.

EXPERTS

The financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 in this Registration Statement have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters in the Prospectus have been examined by David M. Burridge, FSA, MAAA, as stated in his opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

The consolidated financial statements of Columbus Life included in this Prospectus are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the Policies. They do not show or contain any information about the investment performance of Separate Account 1. This Prospectus contains no financial statements for Separate Account 1, which commenced operations as of the date of this Prospectus.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       SUPPLEMENT A - POLICY ILLUSTRATION

The following tables illustrate how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the investment options equivalent to constant gross annual rates of 0%, 5% and 10%.

The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policy owner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 5% and 10% over a period of years but fluctuated above and below those averages for individual Policy Years.

The tables assume that the Sub-Accounts are subject to a daily charge for Fund advisory fees and operating expenses equivalent to an annual rate of 0.86% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each available Fund underlying the Sub-Accounts for the last fiscal year (estimated for Funds beginning operations in 1999) and takes into account current expense caps or expense reimbursement arrangements. The fees and expenses of each underlying Fund vary, and the total fees and expenses used in the above calculation ranged from an annual rate of 0.50% to an annual rate of 1.25% of average daily net assets. For more information on the investment option expenses, see the "Policy at a Glance" at the beginning of the Prospectus.

The tables also assume that the Sub-Accounts are subject to a daily charge for the Company's mortality and expense risks on a current basis at an annual rate of 0.90% for the first 20 Policy Years and 0.35% thereafter. On a guaranteed basis, the annual rate is 1.00% for all Policy Years.

The hypothetical gross annual rates of investment return of 0%, 5% and 10%, when adjusted for the above daily charges, result in the following net effective annual rates of return:

     o -1.74%, 3.17% and 8.09%, respectively, during the first 20 Policy Years and -1.20%, 3.74% and 8.68%, respectively, thereafter, with the mortality and expense risk charge on a current basis.
     o -1.84%, 3.07% and 7.98%, respectively, for all Policy Years with the mortality and expense risk charge on a guaranteed basis.

The tables reflect deduction of all applicable charges described in the Prospectus for the hypothetical Insured. The Net Cash Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges Columbus Life may charge are reflected in separate tables on each of the following pages. The amounts shown are as of the end of each Policy Year.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account 1 since Columbus Life is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 5% or 10% by an amount sufficient to cover tax charges in order to produce the Death Benefits, Account Values and Net Cash Surrender Values illustrated.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Sub-Accounts, if no Policy Loans have been made and if death benefit Option 1 has been selected. The tables are also based on the assumptions that the Policy owner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

For comparative purposes, the second column of each table on the Summary Pages of the illustrations shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

Upon request, Columbus Life will provide you with a comparable illustration based upon the proposed Insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1


Designed for John Doe                              $100,000.00 Specified Amount
Male Issue Age 35                                      Death Benefit Option:  1
--------------------------------------------------------------------------------
Preferred-TNU                                           $900.00 Annual Premium
--------------------------------------------------------------------------------


FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

The Policy is a flexible premium, variable universal life policy. The Policy is called "flexible premium" because you can change the amount and frequency of your premium payments, within certain limits. The Policy is called "variable" life insurance because your Cash Surrender Value and your Death Benefit may vary with the performance of the Sub-Accounts.

UNDERWRITING CLASS: MALE PREFERRED-TNU

The cost of insurance for this illustration is based on the assumption the policy is issued with the underwriting class listed at the left. Actual cost of insurance will depend on the outcome of the underwriting process, and may vary from what is shown on the illustration.

DEATH BENEFIT OPTION

You may select from two options. Option 1 provides an initial Death Benefit equal to the Specified Amount. Option 2 provides an initial Death Benefit equal to the Specified Amount plus the Account Value.

INITIAL SPECIFIED AMOUNT $100,000

The Specified Amount assumed at issue is shown on the left. The actual amount payable at death will depend on the Death Benefit Option and may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit. The Death Benefits are illustrated as of the end of each policy year.

INITIAL PLANNED PREMIUM OUTLAY $900.00 ANNUAL

The planned premiums, including lump-sum premiums are shown in the yearly detail of this illustration (Mode A). Values would be different if premiums are paid with a different frequency or in different amounts. This illustration assumes that 100% of the premiums are allocated to the Variable Account.

MINIMUM ANNUAL PREMIUM FOR LIFETIME GUARANTEE $1,254.30

By paying the Lifetime No-Lapse Guarantee premium, you are receiving a Benefit that will keep the policy in force for the lifetime of the insured even if your policy Net Cash Surrender Value is less than the next Monthly Deduction and Monthly Expense Charge, and regardless of investment performance.

MINIMUM ANNUAL PREMIUM FOR TERM GUARANTEE $324.96

By paying the Term No-Lapse Guarantee premium, you are receiving a Benefit that will keep the policy in force for ten years even if your policy Net Cash Surrender Value is less than the next Monthly Deduction and Monthly Expense Charge, and regardless of investment performance. At least 1/12 of this minimum premium must be paid in order for the policy to take effect.

NON-GUARANTEED ELEMENTS OF THE POLICY

The cost of Insurance and the policy charges are guaranteed to be no higher than the maximums stated in the policy and prospectus. The current cost of insurance and current policy charges are not guaranteed. The Account Value will depend on the allocation to and the performance of the various Sub-Accounts as well as the non-guaranteed elements of the policy. No minimum Account Value is guaranteed for amounts allocated to the Sub-Accounts.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1


Designed for:                                                                                     Summary Page
John Doe                                                                                       Current Charges
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
--------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                  1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
--------------------------------------------------------------------------------------------------------------



                                                  SUMMARY PAGE
                                            ASSUMING CURRENT CHARGES
                               ASSUMING HYPOTHETICAL GROSS INVESTMENT RETURN OF:

                                               0.00%                  5.00%                  10.00%
                                         -----------------      -----------------       -----------------
                                                   Net Cash               Net Cash                Net Cash
                 Premium   Premiums    Account   Surrender      Account  Surrender     Account   Surrender
    Year          Outlay        at 5%     Value       Value       Value      Value       Value       Value
  ------         -------     -------    -------     -------     -------    -------     -------     -------
       1             900         945        617           0         653          0         688           0
       2             900       1,937      1,225           0       1,327          0       1,433           0
       3             900       2,979      1,822           0       2,024          0       2,240           0
       4             900       4,073      2,410          10       2,743        343       3,113         713
       5             900       5,222      2,977         577       3,475      1,075       4,045       1,645
       6             900       6,428      3,535       1,135       4,231      1,831       5,055       2,655
       7             900       7,694      4,072       1,672       5,000      2,600       6,136       3,736
       8             900       9,024      4,601       2,201       5,796      3,396       7,306       4,906
       9             900      10,420      5,111       2,711       6,606      4,206       8,562       6,162
      10             900      11,886      5,601       3,201       7,432      5,032       9,910       7,510
      15             900      20,392      7,724       7,724      11,769     11,769      18,287      18,287
      20             900      31,247      9,250       9,250      16,433     16,433      30,327      30,327
      25             900      45,102     10,217      10,217      21,849     21,849      49,130      49,130
      30             900      62,785      9,463       9,463      26,944     26,944      77,510      77,510
      35             900      85,353      5,640       5,640      30,692     30,692     120,865     120,865
      40             900     114,156        0##         0##      31,402     31,402     185,762     185,762
      45             900     150,917        0##         0##      25,206     25,206     283,733     283,733

  AGE 70             900      85,353      5,640       5,640      30,692     30,692     120,865     120,865

## Additional premium is required to keep the policy in force.

The current cost of insurance rates and charges are subject to change. Account Values will vary from those illustrated if actual rates and charges differ from those assumed.

The hypothetical gross rates of return are illustrative only and do not represent past or future investment results. Actual investment results may be more or less than those shown and will depend on investment allocations and the investment experience of the sub-accounts. No representation is being made that these hypothetical returns can be achieved over any time period. No minimum account value is guaranteed for amounts allocated to the Sub-Accounts.

If actual variable account earnings over an extended period average out to one of the hypothetical gross investment returns shown here, and if all other assumptions continue unchanged, it does not mean the policy will perform exactly as in these illustrations. This is because actual earnings will likely be sometimes higher and sometimes lower than the average, which will not give the same accumulated result as a constant rate every year.

This illustration is not valid unless preceded or accompanied by the current prospectus for Columbus Life's Variable Universal Life product.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1



Designed for:                                                                                     Summary Page
John Doe                                                                                       Maximum Charges
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
--------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
---------------------------------------------------------------------------------------------------------------



                                                  SUMMARY PAGE
                                            ASSUMING MAXIMUM CHARGES
                               ASSUMING HYPOTHETICAL GROSS INVESTMENT RETURN OF:

                                                0.00%                  5.00%                 10.00%
                                         -----------------      -----------------       -----------------
                                                   Net Cash               Net Cash                Net Cash
                 Premium   Premiums    Account   Surrender      Account  Surrender     Account   Surrender
    Year          Outlay        at 5%     Value       Value       Value      Value       Value       Value
  ------         -------     -------    -------     -------     -------    -------     -------     -------
       1             900         945        556           0         590          0         623           0
       2             900       1,937      1,091           0       1,186          0       1,285           0
       3             900       2,979      1,605           0       1,790          0       1,989           0
       4             900       4,073      2,100           0       2,403          3       2,738         338
       5             900       5,222      2,574         174       3,023        623       3,537       1,137
       6             900       6,428      3,018         618       3,640      1,240       4,377       1,977
       7             900       7,694      3,444       1,044       4,266      1,866       5,274       2,874
       8             900       9,024      3,840       1,440       4,890      2,490       6,223       3,823
       9             900      10,420      4,207       1,807       5,512      3,112       7,226       4,826
      10             900      11,886      4,546       2,146       6,132      3,732       8,290       5,890
      15             900      20,392      5,791       5,791       9,167      9,167      14,683      14,683
      20             900      31,247      5,963       5,963      11,721     11,721      23,195      23,195
      25             900      45,102      4,358       4,358      12,954     12,954      34,411      34,411
      30             900      62,785        0##         0##      11,343     11,343      49,405      49,405
      35             900      85,353        0##         0##       3,585      3,585      70,485      70,485
      40             900     114,156        0##         0##         0##        0##     103,899     103,899
      45             900     150,917        0##         0##         0##        0##     154,317     154,317

  Age 70             900      85,353        0##         0##       3,585      3,585      70,485      70,485

## Additional premium is required to keep the policy in force.

Maximum cost of insurance rates and charges have been used to calculate the above values. These maximums are shown in the policy and prospectus.

The hypothetical gross rates of return are illustrative only and do not represent past or future investment results. Actual investment results may be more or less than those shown and will depend on investment allocations and the investment experience of the Sub-Accounts. No representation is being made that these hypothetical returns can be achieved over any time period. No minimum account value is guaranteed for amounts allocated to the Sub-Accounts.

If actual variable account earnings over an extended period average out to one of the hypothetical gross investment returns shown here, and if all other assumptions continue unchanged, it does not mean the policy will perform exactly as in these illustrations. This is because actual earnings will likely be sometimes higher and sometimes lower than the average, which will not give the same accumulated result as a constant rate every year.

This illustration is not valid unless preceded or accompanied by the current prospectus for Columbus Life's Variable Universal Life product.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1


Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  35                          Preferred-TNU                  Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
---------------------------------------------------------------------------------------------------------------

                                                                  Values Projected at 10%
                                                 ---------------------------------------------------------------
                                                   8.09% Net                              7.98% Net
                                                 ---------------------------------------------------------------
                                                Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------

36        1          900        A        688             0       100,000          623             0      100,000
37        2          900        A      1,433             0       100,000        1,285             0      100,000
38        3          900        A      2,240             0       100,000        1,989             0      100,000
39        4          900        A      3,113           713       100,000        2,738           338      100,000
40        5          900        A      4,045         1,645       100,000        3,537         1,137      100,000
41        6          900        A      5,055         2,655       100,000        4,377         1,977      100,000
42        7          900        A      6,136         3,736       100,000        5,274         2,874      100,000
43        8          900        A      7,306         4,906       100,000        6,223         3,823      100,000
44        9          900        A      8,562         6,162       100,000        7,226         4,826      100,000
45       10          900        A      9,910         7,510       100,000        8,290         5,890      100,000
                  ------
                   9,000
46       11          900        A     11,359         9,559       100,000        9,420         7,620      100,000
47       12          900        A     12,906        11,706       100,000       10,622         9,422      100,000
48       13          900        A     14,571        13,971       100,000       11,892        11,292      100,000
49       14          900        A     16,364        16,364       100,000       13,246        13,246      100,000
50       15          900        A     18,287        18,287       100,000       14,683        14,683      100,000
51       16          900        A     20,360        20,360       100,000       16,200        16,200      100,000
52       17          900        A     22,588        22,588       100,000       17,805        17,805      100,000
53       18          900        A     24,985        24,985       100,000       19,507        19,507      100,000
54       19          900        A     27,556        27,556       100,000       21,297        21,297      100,000
55       20          900        A     30,327        30,327       100,000       23,195        23,195      100,000
                  ------
                  18,000
56       21          900        A     33,512        33,512       100,000       25,193        25,193      100,000
57       22          900        A     36,963        36,963       100,000       27,305        27,305      100,000
58       23          900        A     40,701        40,701       100,000       29,543        29,543      100,000
59       24          900        A     44,747        44,747       100,000       31,906        31,906      100,000
60       25          900        A     49,130        49,130       100,000       34,411        34,411      100,000


Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values, Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1

---------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
----------------------------------------------------------------------------------------------------------------

                                                                    Values Projected at 10%
                                                 ---------------------------------------------------------------
                                                         8.09% Net                            7.98% Net
                                                 ---------------------------------------------------------------
                                                     Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
61       26          900        A     53,888        53,888       100,000       37,061        37,061      100,000
62       27          900        A     59,057        59,057       100,000       39,877        39,877      100,000
63       28          900        A     64,682        64,682       100,000       42,860        42,860      100,000
64       29          900        A     70,813        70,813       100,000       46,030        46,030      100,000
65       30          900        A     77,510        77,510       100,000       49,405        49,405      100,000
                  ------
                  27,000
66       31          900        A     84,844        84,844       101,813       53,008        53,008      100,000
67       32          900        A     92,813        92,813       110,447       56,874        56,874      100,000
68       33          900        A    101,437       101,437       119,696       61,042        61,042      100,000
69       34          900        A    110,769       110,769       129,599       65,562        65,562      100,000
70       35          900        A    120,865       120,865       140,203       70,485        70,485      100,000
71       36          900        A    131,787       131,787       151,555       75,881        75,881      100,000
72       37          900        A    143,638       143,638       162,311       81,838        81,838      100,000
73       38          900        A    156,513       156,513       173,729       88,467        88,467      100,000
74       39          900        A    170,514       170,514       185,860       95,856        95,856      104,483
75       40          900        A    185,762       185,762       198,766      103,899       103,899      111,172
                  ------
                  36,000
76       41          900        A    202,397       202,397       212,516      112,644       112,644      118,276
77       42          900        A    220,403       220,403       231,423      122,019       122,019      128,120
78       43          900        A    239,887       239,887       251,881      132,062       132,062      138,665
79       44          900        A    260,958       260,958       274,005      142,815       142,815      149,956
80       45          900        A    283,733       283,733       297,920      154,317       154,317      162,033
81       46          900        A    308,339       308,339       323,756      166,609       166,609      174,940
82       47          900        A    334,906       334,906       351,651      179,727       179,727      188,713
83       48          900        A    363,573       363,573       381,751      193,705       193,705      203,390
84       49          900        A    394,482       394,482       414,206      208,573       208,573      219,002
85       50          900        A    427,781       427,781       449,170      224,366       224,366      235,584
                  ------
                  45,000

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values, Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

                COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1
--------------------------------------------------------------------------------


Designed for:                                                                              Policy Illustration
John Doe
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
--------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
---------------------------------------------------------------------------------------------------------------


                                                                   Values Projected at 10%
                                                 ---------------------------------------------------------------
                                                        8.09% Net                              7.98% Net
                                                 ---------------------------------------------------------------
                                                      Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
86       51          900        A    463,619       463,619       486,800      241,113       241,113      253,168
87       52          900        A    502,152       502,152       527,259      258,846       258,846      271,788
88       53          900        A    543,535       543,535       570,712      277,599       277,599      291,479
89       54          900        A    587,927       587,927       617,324      297,401       297,401      312,271
90       55          900        A    635,493       635,493       667,268      318,278       318,278      334,192
91       56          900        A    686,397       686,397       720,717      340,245       340,245      357,257
92       57          900        A    742,068       742,068       771,751      364,326       364,326      378,899
93       58          900        A    803,214       803,214       827,310      390,895       390,895      402,622
94       59          900        A    870,695       870,695       888,109      420,410       420,410      428,818
95       60          900        A    945,557       945,557       955,012      453,470       453,470      458,005
                  ------
                  54,000
96       61          900        A  1,028,480     1,028,480     1,028,480      490,454       490,454      490,454
97       62          900        A  1,118,602     1,118,602     1,118,602      530,389       530,389      530,389
98       63          900        A  1,216,546     1,216,546     1,216,546      573,511       573,511      573,511
99       64          900        A  1,322,991     1,322,991     1,322,991      620,074       620,074      620,074
100      65          900        A  1,438,676     1,438,676     1,438,676      670,353       670,353      670,353
                  ------
                  58,500

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values, Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1

----------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
----------------------------------------------------------------------------------------------------------------

Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
----------------------------------------------------------------------------------------------------------------

                                                                     Values Projected at 5%
                                                 ---------------------------------------------------------------
                                                         3.17% Net                              3.07% Net
                                                 ---------------------------------------------------------------
                                                      Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
36        1          900        A        653             0       100,000          590             0      100,000
37        2          900        A      1,327             0       100,000        1,186             0      100,000
38        3          900        A      2,024             0       100,000        1,790             0      100,000
39        4          900        A      2,743           343       100,000        2,403             3      100,000
40        5          900        A      3,475         1,075       100,000        3,023           623      100,000
41        6          900        A      4,231         1,831       100,000        3,640         1,240      100,000
42        7          900        A      5,000         2,600       100,000        4,266         1,866      100,000
43        8          900        A      5,796         3,396       100,000        4,890         2,490      100,000
44        9          900        A      6,606         4,206       100,000        5,512         3,112      100,000
45       10          900        A      7,432         5,032       100,000        6,132         3,732      100,000
                  ------
                   9,000
46       11          900        A      8,274         6,474       100,000        6,750         4,950      100,000
47       12          900        A      9,123         7,923       100,000        7,367         6,167      100,000
48       13          900        A      9,990         9,390       100,000        7,972         7,372      100,000
49       14          900        A     10,875        10,875       100,000        8,576         8,576      100,000
50       15          900        A     11,769        11,769       100,000        9,167         9,167      100,000
51       16          900        A     12,683        12,683       100,000        9,736         9,736      100,000
52       17          900        A     13,608        13,608       100,000       10,281        10,281      100,000
53       18          900        A     14,544        14,544       100,000       10,803        10,803      100,000
54       19          900        A     15,482        15,482       100,000       11,280        11,280      100,000
55       20          900        A     16,433        16,433       100,000       11,721        11,721      100,000
                  ------
                  18,000
56       21          900        A     17,503        17,503       100,000       12,103        12,103      100,000
57       22          900        A     18,588        18,588       100,000       12,426        12,426      100,000
58       23          900        A     19,680        19,680       100,000       12,688        12,688      100,000
59       24          900        A     20,770        20,770       100,000       12,865        12,865      100,000
60       25          900        A     21,849        21,849       100,000       12,954        12,954      100,000

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values, Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

                COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1
---------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
---------------------------------------------------------------------------------------------------------------


                                                                      Values Projected at 5%
                                                 ---------------------------------------------------------------
                                                           3.17% Net                              3.07% Net
                                                 ---------------------------------------------------------------
                                                      Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
61       26          900        A     22,919        22,919       100,000       12,931        12,931      100,000
62       27          900        A     23,972        23,972       100,000       12,789        12,789      100,000
63       28          900        A     24,999        24,999       100,000       12,493        12,493      100,000
64       29          900        A     25,993        25,993       100,000       12,021        12,021      100,000
65       30          900        A     26,944        26,944       100,000       11,343        11,343      100,000
                  ------
                  27,000
66       31          900        A     27,845        27,845       100,000       10,423        10,423      100,000
67       32          900        A     28,677        28,677       100,000        9,233         9,233      100,000
68       33          900        A     29,440        29,440       100,000        7,729         7,729      100,000
69       34          900        A     30,116        30,116       100,000        5,872         5,872      100,000
70       35          900        A     30,692        30,692       100,000        3,585         3,585      100,000
71       36          900        A     31,151        31,151       100,000          786           786      100,000
72       37          900        A     31,468        31,468       100,000            0             0      100,000
73       38          900        A     31,637        31,637       100,000
74       39          900        A     31,625        31,625       100,000
75       40          900        A     31,402        31,402       100,000
                  ------
                  36,000
76       41          900        A     30,934        30,934       100,000
77       42          900        A     30,149        30,149       100,000
78       43          900        A     28,990        28,990       100,000
79       44          900        A     27,371        27,371       100,000
80       45          900        A     25,206        25,206       100,000
81       46          900        A     22,382        22,382       100,000
82       47          900        A     18,760        18,760       100,000
83       48          900        A     14,165        14,165       100,000
84       49          900        A      8,352         8,352       100,000
85       50          900        A      1,009         1,009       100,000
                  ------
                  45,000
86       51          900        A          0             0             0
                  ------
                  45,900

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values, Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

                COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1
---------------------------------------------------------------------------------------------------------------
Designed for:                                                                              Policy Illustration
John Doe
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
---------------------------------------------------------------------------------------------------------------


                                                                    Values Projected at 0%
                                                 ---------------------------------------------------------------
                                                      -1.74% Net                             -1.84% Net
                                                 ---------------------------------------------------------------
                                                     Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
36        1          900        A        617             0       100,000          556             0      100,000
37        2          900        A      1,225             0       100,000        1,091             0      100,000
38        3          900        A      1,822             0       100,000        1,605             0      100,000
39        4          900        A      2,410            10       100,000        2,100             0      100,000
40        5          900        A      2,977           577       100,000        2,574           174      100,000
41        6          900        A      3,535         1,135       100,000        3,018           618      100,000
42        7          900        A      4,072         1,672       100,000        3,444         1,044      100,000
43        8          900        A      4,601         2,201       100,000        3,840         1,440      100,000
44        9          900        A      5,111         2,711       100,000        4,207         1,807      100,000
45       10          900        A      5,601         3,201       100,000        4,546         2,146      100,000
                  ------
                   9,000
46       11          900        A      6,072         4,272       100,000        4,857         3,057      100,000
47       12          900        A      6,514         5,314       100,000        5,141         3,941      100,000
48       13          900        A      6,938         6,338       100,000        5,387         4,787      100,000
49       14          900        A      7,345         7,345       100,000        5,607         5,607      100,000
50       15          900        A      7,724         7,724       100,000        5,791         5,791      100,000
51       16          900        A      8,086         8,086       100,000        5,928         5,928      100,000
52       17          900        A      8,422         8,422       100,000        6,018         6,018      100,000
53       18          900        A      8,731         8,731       100,000        6,063         6,063      100,000
54       19          900        A      9,003         9,003       100,000        6,041         6,041      100,000
55       20          900        A      9,250         9,250       100,000        5,963         5,963      100,000
                  ------
                  18,000
56       21          900        A      9,533         9,533       100,000        5,808         5,808      100,000
57       22          900        A      9,781         9,781       100,000        5,577         5,577      100,000
58       23          900        A      9,984         9,984       100,000        5,269         5,269      100,000
59       24          900        A     10,133        10,133       100,000        4,863         4,863      100,000
60       25          900        A     10,217        10,217       100,000        4,358         4,358      100,000

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values, Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

                COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1
----------------------------------------------------------------------------------------------------------------
Designed for:                                                                              Policy Illustration
John Doe
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
----------------------------------------------------------------------------------------------------------------

Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
----------------------------------------------------------------------------------------------------------------
                                                                     Values Projected at 0%
                                                 ---------------------------------------------------------------
                                                         -1.74% Net                           -1.84% Net
                                                 ---------------------------------------------------------------
                                                     Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
61       26          900        A     10,237        10,237       100,000        3,732         3,732      100,000
62       27          900        A     10,182        10,182       100,000        2,982         2,982      100,000
63       28          900        A     10,042        10,042       100,000        2,073         2,073      100,000
64       29          900        A      9,806         9,806       100,000          991           991      100,000
65       30          900        A      9,463         9,463       100,000            0             0      100,000
                  ------
                  27,000
66       31          900        A      9,001         9,001       100,000
67       32          900        A      8,399         8,399       100,000
68       33          900        A      7,653         7,653       100,000
69       34          900        A      6,738         6,738       100,000
70       35          900        A      5,640         5,640       100,000
71       36          900        A      4,329         4,329       100,000
72       37          900        A      2,776         2,776       100,000
73       38          900        A        970           970       100,000
74       39          900        A          0             0       100,000
                  ------
                  35,100

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values, Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1
---------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Premium Information
John Doe
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
---------------------------------------------------------------------------------------------------------------

PREMIUM INFORMATION


Term No-Lapse                               $324.96                    Guideline                      $1,393.67
Guarantee                                                              Level
Premium                                                                Premium

Lifetime No-Lapse                           $1,254.30                  Guideline                     $15,735.04
Guarantee                                                              Single
Premium                                                                Premium


Seven Pay Premium $3,813.35


If the policy is in force on the policy anniversary when the insured is age 100, the Death Benefit will continue and the Death Benefit Option will be Option 2. If the Death Benefit Option was previously Option 1, the Specified Amount will not be automatically decreased by the Account Value unless the Insured's issue age was greater than 75. Any riders will terminate. The variable Account Value and any Loan Account Value will be transferred to the fixed account, which will thereafter earn the then-current interest rate. The fixed account will be reduced by the amount of any indebtedness and no further loans will be permitted. No further premiums may be paid and no costs or charges will be deducted. The policy will continue beyond the Insured's age 100 in this manner until the Insured's death. However, the owner may discontinue this Extended Maturity Benefit at any time by surrendering the policy.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #1


Designed for:                                                                                  Important Notes
John Doe
Male  Age:  35                          Preferred-TNU                 Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:                 $900.00
---------------------------------------------------------------------------------------------------------------



IMPORTANT NOTES

Current and maximum values assume that premiums are paid as indicated, that the first payment is received by the policy issue date, and that each subsequent periodic payment is received by the planned date.

The current per policy expense charge is $6.00 per month. The maximum per policy expense charge is $7.00 per month. The current premium expense charge is 4.75% for policy years 1-20 and 2.75% thereafter. The maximum premium expense charge is 5.50%. The premium tax charge will vary by state. On a current basis it will be equal to the state premium tax rate plus .55% for the federal DAC (Deferred Acquisition Cost) tax. The maximum tax charge is guaranteed to be no greater than 3.50%. The Account Values, Net Cash Surrender Values and Death Benefits shown in this illustration reflect the deduction of these charges. The Net Cash

Surrender Values also reflect the deductions of applicable surrender charges.


Current interest credited on the Fixed Account is 5%.

Guaranteed interest credited on the Fixed Account is 3%.

This illustration does include the Term No-Lapse Guarantee. The Term No-Lapse Guarantee is available only if the required premium is paid. If the required premium is not paid the benefit is terminated.

This illustration does not include the Lifetime No-Lapse Guarantee. The Lifetime-No Lapse Guarantee is available only if the required premium is paid. If the required premium is not paid the benefit is terminated.

If premiums are paid as illustrated this policy is not a modified endowment contract.

This is an illustration and not a contract or offer of insurance. Although the information in this illustration is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from a professional tax or legal adviser.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2
--------------------------------------------------------------------------------
Designed for John Doe                                        Policy Illustration
Male Issue Age:  55                                      Death Benefit Option: 1
Preferred-TNU                                          $2,280.00 Annual Premium:
--------------------------------------------------------------------------------



FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

The Policy is a flexible premium, variable universal life policy. The Policy is called "flexible premium" because you can change the amount and frequency of your premium payments, within certain limits. The Policy is called "variable" life insurance because your Cash Surrender Value and your Death Benefit may vary with the performance of the Sub-Accounts.

UNDERWRITING CLASS: MALE PREFERRED-TNU

The cost of insurance for this illustration is based on the assumption the policy is issued with the underwriting class listed at the left. Actual cost of insurance will depend on the outcome of the underwriting process, and may vary from what is shown on the illustration.

DEATH BENEFIT OPTION

You may select from two options. Option 1 provides an initial Death Benefit equal to the Specified Amount. Option 2 provides an initial Death Benefit equal to the Specified Amount plus the Account Value.

INITIAL SPECIFIED AMOUNT $100,000

The Specified Amount assumed at issue is shown on the left. The actual amount payable at death will depend on the Death Benefit Option and may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit. The Death Benefits are illustrated as of the end of each policy year.

INITIAL PLANNED PREMIUM OUTLAY $2,280.00 ANNUAL

The planned premiums, including lump-sum premiums are shown in the yearly detail of this illustration (Mode A). Values would be different if premiums are paid with a different frequency or in different amounts. This illustration assumes that 100% of the premiums are allocated to the Variable Account.

MINIMUM ANNUAL PREMIUM FOR LIFETIME GUARANTEE $3,168.07

By paying the Lifetime No-Lapse Guarantee premium, you are receiving a Benefit that will keep the policy in force for the lifetime of the insured even if your policy Net Cash Surrender Value is less than the next Monthly Deduction and Monthly Expense Charge, and regardless of investment performance.

MINIMUM ANNUAL PREMIUM FOR TERM GUARANTEE $1,414.44

By paying the Term No-Lapse Guarantee premium, you are receiving a Benefit that will keep the policy in force for ten years even if your policy Net Cash Surrender Value is less than the next Monthly Deduction and Monthly Expense Charge, and regardless of investment performance. At least 1/12 of this minimum premium must be paid in order for the policy to take effect.

NON-GUARANTEED ELEMENTS OF THE POLICY

The cost of Insurance and the policy charges are guaranteed to be no higher than the maximums stated in the policy and prospectus. The current cost of insurance and current policy charges are not guaranteed. The Account Value will depend on the allocation to and the performance of the various Sub-Accounts as well as the non-guaranteed elements of the policy. No minimum Account Value is guaranteed for amounts allocated to the Sub-Accounts.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2


Designed for:                                                                                      Summary Page
John Doe                                                                                        Current Charges
Male  Age:  55                          Preferred-TNU                 Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
---------------------------------------------------------------------------------------------------------------


                                                  SUMMARY PAGE

                                            ASSUMING CURRENT CHARGES
                               ASSUMING HYPOTHETICAL GROSS INVESTMENT RETURN OF:

                                               0.00%                  5.00%                  10.00%

                                         -----------------      -----------------       -----------------
                                                   Net Cash               Net Cash                Net Cash
                 Premium   Premiums    Account   Surrender      Account  Surrender     Account   Surrender
    Year          Outlay        at 5%     Value       Value       Value      Value       Value       Value
  ------         -------     -------    -------     -------     -------    -------     -------     -------
       1           2,280       2,394      1,594           0       1,685          0       1,776           0
       2           2,280       4,908      3,132           0       3,395          0       3,668           0
       3           2,280       7,547      4,605         695       5,121      1,211       5,674       1,764
       4           2,280      10,318      6,004       2,094       6,854      2,944       7,797       3,887
       5           2,280      13,228      7,321       3,411       8,586      4,676      10,036       6,126
       6           2,280      16,284      8,558       4,648      10,318      6,408      12,406       8,496
       7           2,280      19,492      9,708       5,798      12,043      8,133      14,911      11,001
       8           2,280      22,861     10,762       6,852      13,752      9,842      17,558      13,648
       9           2,280      26,398     11,714       7,804      15,439     11,529      20,354      16,444
      10           2,280      30,111     12,554       8,644      17,095     13,185      23,309      19,399
      15           2,280      51,659     14,759      14,759      24,610     24,610      40,993      40,993
      20           2,280      79,160     12,392      12,392      29,812     29,812      66,081      66,081
      25           2,280     114,259      2,285       2,285      31,260     31,260     109,631     109,631
      30           2,280     159,055        0##         0##      20,776     20,776     176,682     176,682
      35           2,280     216,227        0##         0##         0##        0##     273,649     273,649
      40           2,280     289,195        0##         0##         0##        0##     273,649     273,649
      45           2,280     382,322        0##         0##         0##        0##     647,732     647,732

  Age 70           2,280      51,659     14,759      14,759      24,610     24,610      40,993      40,993

## Additional premium is required to keep the policy in force.

The current cost of insurance rates and charges are subject to change. Account Values will vary from those illustrated if actual rates and charges differ from those assumed.

The hypothetical gross rates of return are illustrative only and do not represent past or future investment results. Actual investment results may be more or less than those shown and will depend on investment allocations and the investment experience of the Sub-Accounts. No representation is being made that these hypothetical returns can be achieved over any time period. No minimum account value is guaranteed for amounts allocated to the Sub-Accounts.

If actual variable account earnings over an extended period average out to one of the hypothetical gross investment returns shown here, and if all other assumptions continue unchanged, it does not mean the policy will perform exactly as in these illustrations. This is because actual earnings will likely be sometimes higher and sometimes lower than the average, which will not give the same accumulated result as a constant rate every year.

This illustration is not valid unless preceded or accompanied by the current prospectus for Columbus Life's Variable Universal Life product.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2


----------------------------------------------------------------------------------------------------------------
Designed for:                                                                                      Summary Page
John Doe                                                                                        Maximum Charges
Male  Age:  55                          Preferred-TNU                  Flexible Premium Variable Universal Life
----------------------------------------------------------------------------------------------------------------

Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
----------------------------------------------------------------------------------------------------------------


                                                  SUMMARY PAGE
                                            ASSUMING MAXIMUM CHARGES
                               ASSUMING HYPOTHETICAL GROSS INVESTMENT RETURN OF:

                                               0.00%                  5.00%                  10.00%
                                        -----------------       -----------------      -----------------
                                                   Net Cash               Net Cash                Net Cash
                 Premium   Premiums    Account   Surrender      Account  Surrender     Account   Surrender
    Year          Outlay        at 5%     Value       Value       Value      Value       Value       Value
  ------         -------     -------    -------     -------     -------    -------     -------     -------
       1           2,280       2,394      1,149           0       1,228          0       1,306           0
       2           2,280       4,908      2,206           0       2,420          0       2,644           0
       3           2,280       7,547      3,172           0       3,579          0       4,017         107
       4           2,280      10,318      4,028         118       4,681        771       5,409       1,499
       5           2,280      13,228      4,776         866       5,726      1,816       6,823       2,913
       6           2,280      16,284      5,397       1,487       6,692      2,782       8,243       4,333
       7           2,280      19,492      5,892       1,982       7,577      3,667       9,673       5,763
       8           2,280      22,861      6,230       2,320       8,347      4,437      11,084       7,174
       9           2,280      26,398      6,401       2,491       8,988      5,078      12,468       8,558
      10           2,280      30,111      6,385       2,475       9,473      5,563      13,807       9,897
      15           2,280      51,659      2,755       2,755       8,624      8,624      19,172      19,172
      20           2,280      79,160        0##         0##         0##        0##      18,613      18,613
      25           2,280     114,259        0##         0##         0##        0##         0##         0##
      30           2,280     159,055        0##         0##         0##        0##         0##         0##
      35           2,280     216,227        0##         0##         0##        0##         0##         0##
      40           2,280     289,195        0##         0##         0##        0##         0##         0##
      45           2,280     382,322        0##         0##         0##        0##         0##         0##

  Age 70           2,280      51,659      2,755       2,755       8,624      8,624      19,172      19,172

## Additional premium is required to keep the policy in force.

Maximum cost of insurance rates and charges have been used to calculate the above values. These maximums are shown in the policy and prospectus.

The hypothetical gross rates of return are illustrative only and do not represent past or future investment results. Actual investment results may be more or less than those shown and will depend on investment allocations and the investment experience of the Sub-Accounts. No representation is being made that these hypothetical returns can be achieved over any time period. No minimum account value is guaranteed for amounts allocated to the Sub-Accounts.

If actual variable account earnings over an extended period average out to one of the hypothetical gross investment returns shown here, and if all other assumptions continue unchanged, it does not mean the policy will perform exactly as in these illustrations. This is because actual earnings will likely be sometimes higher and sometimes lower than the average, which will not give the same accumulated result as a constant rate every year.

This illustration is not valid unless preceded or accompanied by the current prospectus for Columbus Life's Variable Universal Life product.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2


Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  55                          Preferred-TNU                  Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------

Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
---------------------------------------------------------------------------------------------------------------


                                                                     Values Projected at 10%
                                                 ---------------------------------------------------------------
                                                        8.09% Net                              7.98% Net
                                                 ---------------------------------------------------------------
                                                     Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
56        1        2,280        A      1,776             0       100,000        1,306             0      100,000
57        2        2,280        A      3,668             0       100,000        2,644             0      100,000
58        3        2,280        A      5,674         1,764       100,000        4,017           107      100,000
59        4        2,280        A      7,797         3,887       100,000        5,409         1,499      100,000
60        5        2,280        A     10,036         6,126       100,000        6,823         2,913      100,000
61        6        2,280        A     12,406         8,496       100,000        8,243         4,333      100,000
62        7        2,280        A     14,911        11,001       100,000        9,673         5,763      100,000
63        8        2,280        A     17,558        13,648       100,000       11,084         7,174      100,000
64        9        2,280        A     20,354        16,444       100,000       12,468         8,558      100,000
65       10        2,280        A     23,309        19,399       100,000       13,807         9,897      100,000
                  ------
                  22,800
66       11        2,280        A     26,437        23,505       100,000       15,080        12,147      100,000
67       12        2,280        A     29,745        27,790       100,000       16,276        14,321      100,000
68       13        2,280        A     33,261        32,284       100,000       17,372        16,394      100,000
69       14        2,280        A     37,001        37,001       100,000       18,353        18,353      100,000
70       15        2,280        A     40,993        40,993       100,000       19,172        19,172      100,000
71       16        2,280        A     45,266        45,266       100,000       19,784        19,784      100,000
72       17        2,280        A     49,855        49,855       100,000       20,129        20,129      100,000
73       18        2,280        A     54,817        54,817       100,000       20,117        20,117      100,000
74       19        2,280        A     60,202        60,202       100,000       19,651        19,651      100,000
75       20        2,280        A     66,081        66,081       100,000       18,613        18,613      100,000
                  ------
                  45,600
76       21        2,280        A     72,997        72,997       100,000       16,865        16,865      100,000
77       22        2,280        A     80,689        80,689       100,000       14,234        14,234      100,000
78       23        2,280        A     89,318        89,318       100,000       10,518        10,518      100,000
79       24        2,280        A     99,047        99,047       104,000        5,431         5,431      100,000
80       25        2,280        A    109,631       109,631       115,112            0             0            0

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values,

Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2

---------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  55                          Preferred-TNU                  Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
---------------------------------------------------------------------------------------------------------------


                                                                    Values Projected at 10%
                                                 ---------------------------------------------------------------
                                                   8.09% Net                              7.98% Net
                                                 ---------------------------------------------------------------
                                                Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------

81       26        2,280        A    121,071       121,071       127,124
82       27        2,280        A    133,429       133,429       140,101
83       28        2,280        A    146,772       146,772       154,110
84       29        2,280        A    161,166       161,166       169,224
85       30        2,280        A    176,682       176,682       185,516
                  ------
                  68,400
86       31        2,280        A    193,390       193,390       203,060
87       32        2,280        A    211,366       211,366       221,934
88       33        2,280        A    230,683       230,683       242,217
89       34        2,280        A    251,418       251,418       263,989
90       35        2,280        A    273,649       273,649       287,331
91       36        2,280        A    297,455       297,455       312,328
92       37        2,280        A    323,466       323,466       336,405
93       38        2,280        A    352,006       352,006       362,566
94       39        2,280        A    383,467       383,467       391,136
95       40        2,280        A    418,327       418,327       422,510
                  ------
                  91,200
96       41        2,280        A    456,904       456,904       456,904
97       42        2,280        A    498,829       498,829       498,829
98       43        2,280        A    544,394       544,394       544,394
99       44        2,280        A    593,914       593,914       593,914
100      45        2,280        A    647,732       647,732       647,732
                  ------
                 102,600

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values,

Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2

---------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  55                          Preferred-TNU                  Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
---------------------------------------------------------------------------------------------------------------



                                                                   Values Projected at 5%
                                                 ---------------------------------------------------------------
                                                         3.17% Net                              3.07% Net
                                                 ---------------------------------------------------------------

                                                       Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
56        1        2,280        A      1,685             0       100,000        1,228             0      100,000
57        2        2,280        A      3,395             0       100,000        2,420             0      100,000
58        3        2,280        A      5,121         1,211       100,000        3,579             0      100,000
59        4        2,280        A      6,854         2,944       100,000        4,681           771      100,000
60        5        2,280        A      8,586         4,676       100,000        5,726         1,816      100,000
61        6        2,280        A     10,318         6,408       100,000        6,692         2,782      100,000
62        7        2,280        A     12,043         8,133       100,000        7,577         3,667      100,000
63        8        2,280        A     13,752         9,842       100,000        8,347         4,437      100,000
64        9        2,280        A     15,439        11,529       100,000        8,988         5,078      100,000
65       10        2,280        A     17,095        13,185       100,000        9,473         5,563      100,000
                  ------
                  22,800
66       11        2,280        A     18,715        15,782       100,000        9,776         6,844      100,000
67       12        2,280        A     20,280        18,325       100,000        9,876         7,921      100,000
68       13        2,280        A     21,793        20,816       100,000        9,741         8,763      100,000
69       14        2,280        A     23,239        23,239       100,000        9,344         9,344      100,000
70       15        2,280        A     24,610        24,610       100,000        8,624         8,624      100,000
71       16        2,280        A     25,888        25,888       100,000        7,520         7,520      100,000
72       17        2,280        A     27,058        27,058       100,000        5,951         5,951      100,000
73       18        2,280        A     28,119        28,119       100,000        3,801         3,801      100,000
74       19        2,280        A     29,044        29,044       100,000          941           941      100,000
75       20        2,280        A     29,812        29,812       100,000            0             0            0
                  ------
                  45,600
76       21        2,280        A     30,627        30,627       100,000
77       22        2,280        A     31,225        31,225       100,000
78       23        2,280        A     31,568        31,568       100,000
79       24        2,280        A     31,598        31,598       100,000
80       25        2,280        A     31,260        31,260       100,000

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values,

Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2


---------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  55                          Preferred-TNU                  Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
---------------------------------------------------------------------------------------------------------------


                                                                    Values Projected at 5%
                                                 ---------------------------------------------------------------
                                                       3.17% Net                              3.07% Net
                                                 ---------------------------------------------------------------
                                                     Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------

81       26        2,280        A     30,483        30,483       100,000
82       27        2,280        A     29,178        29,178       100,000
83       28        2,280        A     27,236        27,236       100,000
84       29        2,280        A     24,502        24,502       100,000
85       30        2,280        A     20,776        20,776       100,000
                  ------
                  68,400
86       31        2,280        A     15,782        15,782       100,000
87       32        2,280        A      9,163         9,163       100,000
88       33        2,280        A        434           434       100,000
89       34        2,280        A          0             0             0
                  ------
                  77,520

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values,

Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2

---------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Policy Illustration
John Doe
Male  Age:  55                          Preferred-TNU                  Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------
Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
---------------------------------------------------------------------------------------------------------------


                                                                        Values Projected at 0%
                                                 ---------------------------------------------------------------
                                                       -1.74% Net                             -1.84% Net
                                                 ---------------------------------------------------------------
                                                      Current Charges                        Maximum Charges
                                                 ---------------------------------------------------------------
        End                                       Net Cash                                 Net Cash
         of      Premium            Account      Surrender        Death      Account     Surrender        Death
Age    Year       Outlay     Mode      Value         Value       Benefit        Value         Value      Benefit
----------------------------------------------------------------------------------------------------------------
56        1        2,280        A      1,594             0       100,000        1,149             0      100,000
57        2        2,280        A      3,132             0       100,000        2,206             0      100,000
58        3        2,280        A      4,605           695       100,000        3,172             0      100,000
59        4        2,280        A      6,004         2,094       100,000        4,028           118      100,000
60        5        2,280        A      7,321         3,411       100,000        4,776           866      100,000
61        6        2,280        A      8,558         4,648       100,000        5,397         1,487      100,000
62        7        2,280        A      9,708         5,798       100,000        5,892         1,982      100,000
63        8        2,280        A     10,762         6,852       100,000        6,230         2,320      100,000
64        9        2,280        A     11,714         7,804       100,000        6,401         2,491      100,000
65       10        2,280        A     12,554         8,644       100,000        6,385         2,475      100,000
                  ------
                  22,800
66       11        2,280        A     13,277        10,344       100,000        6,158         3,225      100,000
67       12        2,280        A     13,864        11,909       100,000        5,708         3,753      100,000
68       13        2,280        A     14,317        13,340       100,000        5,008         4,031      100,000
69       14        2,280        A     14,618        14,618       100,000        4,042         4,042      100,000
70       15        2,280        A     14,759        14,759       100,000        2,755         2,755      100,000
71       16        2,280        A     14,718        14,718       100,000        1,098         1,098      100,000
72       17        2,280        A     14,476        14,476       100,000            0             0            0
73       18        2,280        A     14,029        14,029       100,000
74       19        2,280        A     13,344        13,344       100,000
75       20        2,280        A     12,392        12,392       100,000
                  ------
                  45,600
76       21        2,280        A     11,261        11,261       100,000
77       22        2,280        A      9,752         9,752       100,000
78       23        2,280        A      7,809         7,809       100,000
79       24        2,280        A      5,346         5,346       100,000
80       25        2,280        A      2,285         2,285       100,000
81       26        2,280        A          0             0             0
                  ------
                  59,280

Net investment return percentages shown at the top of the page are calculated as the hypothetical gross investment return less all asset-based charges shown in the Prospectus. The amounts shown in the columns labeled under Account Values,

Net Cash Surrender Values and Death Benefits reflect these net investment returns as well as other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any fund selected.

COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2

---------------------------------------------------------------------------------------------------------------
Designed for:                                                                               Premium Information
John Doe
Male  Age:  55                          Preferred-TNU                  Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------

Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
---------------------------------------------------------------------------------------------------------------


PREMIUM INFORMATION

Term No-Lapse                               $1,414.44                  Guideline                     $3,520.08
Guarantee                                                              Level
Premium                                                                Premium

Lifetime No-Lapse                           $3,168.07                  Guideline                    $36,648.25
Guarantee                                                              Single
Premium                                                                Premium

Seven Pay Premium $7,440.98


If the policy is in force on the policy anniversary when the insured is age 100, the Death Benefit will continue and the Death Benefit Option will be Option 2. If the Death Benefit Option was previously Option 1, the Specified Amount will not be automatically decreased by the Account Value unless the Insured's issue age was greater than 75. Any riders will terminate. The variable Account Value and any Loan Account Value will be transferred to the fixed account, which will thereafter earn the then-current interest rate. The fixed account will be reduced by the amount of any indebtedness and no further loans will be permitted. No further premiums may be paid and no costs or charges will be deducted. The policy will continue beyond the Insured's age 100 in this manner until the Insured's death. However, the owner may discontinue this Extended Maturity Benefit at any time by surrendering the policy.

               COLUMBUS LIFE INSURANCE COMPANY - ILLUSTRATION #2

---------------------------------------------------------------------------------------------------------------
Designed for:                                                                                   Important Notes
John Doe
Male  Age:  55                          Preferred-TNU                  Flexible Premium Variable Universal Life
---------------------------------------------------------------------------------------------------------------

Initial Death Benefit:                    $100,000.00                  Death Benefit Option:                 1
Lump Sum:                                          $0                  Initial Premium:               $2,280.00
---------------------------------------------------------------------------------------------------------------




IMPORTANT NOTES

Current and maximum values assume that premiums are paid as indicated, that the first payment is received by the policy issue date, and that each subsequent periodic payment is received by the planned date.

The current per policy expense charge is $6.00 per month. The maximum per policy expense charge is $7.00 per month. The current premium expense charge is 4.75% for policy years 1-20 and 2.75% thereafter. The maximum premium expense charge is 5.50%. The premium tax charge will vary by state. On a current basis it will be equal to the state premium tax rate plus .55% for the federal DAC (Deferred Acquisition Cost) tax. The maximum tax charge is guaranteed to be no greater than 3.50%. The Account Values, Net Cash Surrender Values and Death Benefits shown in this illustration reflect the deduction of these charges. The Net Cash Surrender Values also reflect the deductions of applicable surrender charges.

Current interest credited on the Fixed Account is 5%.

Guaranteed interest credited on the Fixed Account is 3%.

This illustration does include the Term No-Lapse Guarantee. The Term No-Lapse Guarantee is available only if the required premium is paid. If the required premium is not paid the benefit is terminated.

This illustration does not include the Lifetime No-Lapse Guarantee. The Lifetime No-Lapse Guarantee is available only if the required premium is paid. If the required premium is not paid the benefit is terminated.


If premiums are paid as illustrated this policy is not a modified endowment contract.

This is an illustration and not a contract or offer of insurance. Although the information in this illustration is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from a professional tax or legal adviser.

                                                  SUPPLEMENT B -
                                      TABLE OF APPLICABLE DEATH BENEFIT FACTORS


        Insured's Age       Applicable      Insured's Age      Applicable      Insured's Age      Applicable
         Last Policy       Death Benefit     Last Policy      Death Benefit     Last Policy      Death Benefit
          Anniversary         Factor         Anniversary         Factor         Anniversary         Factor
         ------------      ------------     ------------      ------------     ------------      ------------
         1 through 40          2.50              54               1.57              68               1.17
              41               2.43              55               1.50              69               1.16
              42               2.36              56               1.46              70               1.15
              43               2.29              57               1.42              71               1.13
              44               2.22              58               1.38              72               1.11
              45               2.15              59               1.34              73               1.09
              46               2.09              60               1.30              74               1.07
              47               2.03              61               1.28         75 through 90         1.05
              48               1.97              62               1.26              91               1.04
              49               1.91              63               1.24              92               1.03
              50               1.85              64               1.22              93               1.02
              51               1.78              65               1.20              94               1.01
              52               1.71              66               1.19         95 or higher          1.00
              53               1.64              67               1.18

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               SUPPLEMENT C - TABLE OF COST OF INSURANCE CHARGES


The Guaranteed Maximum Monthly Cost of Insurance Charges per $1,000 of Specified Amount for an Insured in the standard or preferred underwriting class are listed in the table below (Based on 1980 CSO Mortality Table, Age Last Birthday). For any insured in a special or substandard rate class, the rate below must be multiplied by the appropriate rating factor, as shown in an amendment added to the policy.


            --------------------------     -------------------------------------------------------------------
                  Juvenile Ages                                         Adult Ages
            ------------------------       -------------------------------------------------------------------
                                                            Male           Male         Female         Female
      Attained                             Attained        Tobacco        Tobacco       Tobacco       Tobacco
      Age         Male        Female          Age        Abstainer*       User**      Abstainer*       User**
      -----       ----        ------        -------       ---------       -------      ---------       -------
      0           0.09        0.07            20            0.14           0.19          0.08           0.10
      1           0.09        0.07            21            0.14           0.19          0.09           0.10
      2           0.08        0.07            22            0.14           0.19          0.09           0.10
      3           0.08        0.07            23            0.13           0.19          0.09           0.10
      4           0.08        0.06            24            0.13           0.18          0.09           0.11
      5           0.07        0.06            25            0.13           0.18          0.09           0.11
      6           0.07        0.06            26            0.12           0.17          0.09           0.11
      7           0.07        0.06            27            0.12           0.17          0.10           0.12
      8           0.06        0.06            28            0.12           0.17          0.10           0.12
      9           0.06        0.06            29            0.12           0.17          0.10           0.13
      10          0.06        0.06            30            0.12           0.18          0.10           0.13
      11          0.07        0.06            31            0.12           0.18          0.11           0.14
      12          0.08        0.06            32            0.13           0.19          0.11           0.14
      13          0.09        0.06            33            0.13           0.20          0.12           0.15
      14          0.10        0.07            34            0.14           0.21          0.12           0.16
      15          0.12        0.07            35            0.14           0.23          0.13           0.17
      16          0.13        0.08            36            0.15           0.24          0.13           0.18
      17          0.14        0.08            37            0.16           0.26          0.14           0.20
      18          0.15        0.08            38            0.17           0.29          0.16           0.22
      19          0.16        0.09            39            0.18           0.31          0.17           0.24
      --------------------------
                                              40            0.20           0.35          0.18           0.26
                                              41            0.21           0.38          0.20           0.29
                                              42            0.23           0.42          0.21           0.32
      * Abstainer generally                   43            0.25           0.46          0.23           0.34
      means the Insured does not              44            0.27           0.50          0.24           0.37
      use tobacco products.                   45            0.29           0.55          0.26           0.40
                                              46            0.31           0.60          0.28           0.43
                                              47            0.34           0.65          0.29           0.46
      ** User generally means                 48            0.36           0.71           0.31          0.49
      the Insured uses tobacco                49            0.39           0.77          0.34           0.53
      products.                               50            0.43           0.84          0.36           0.57
                                              51            0.47           0.92          0.39           0.61
                                              52            0.51           1.00          0.42           0.65
                                              53            0.57           1.11          0.46           0.71
                                              54            0.62           1.22          0.49           0.76
    --------------------------              ----------------------------------------------------------------

                                       C-1

                                           -------------------------------------------------------------------
                                                                        Adult Ages
                                           -------------------------------------------------------------------
                                                            Male           Male         Female         Female
                                           Attained        Tobacco        Tobacco       Tobacco        Tobacco
                                              Age        Abstainer*       User**      Abstainer*       User**
                                            -------       ---------       -------      ---------       -------
                                              55            0.69           1.33          0.53           0.81
                                              56            0.76           1.46          0.57           0.87
                                              57            0.83           1.59          0.61           0.92
                                              58            0.92           1.73          0.65           0.97
                                              59            1.01           1.88          0.69           1.02
                                              60            1.12           2.04          0.74           1.09
                                              61            1.23           2.23          0.80           1.16
                                              62            1.37           2.45          0.88           1.27
                                              63            1.52           2.68          0.97           1.39
                                              64            1.69           2.95          1.08           1.53
                                              65            1.88           3.22          1.20           1.68
                                              66            2.08           3.52          1.32           1.83
                                              67            2.30           3.82          1.44           1.97
                                              68            2.53           4.14          1.57           2.12
                                              69            2.80           4.49          1.71           2.28
                                              70            3.10           4.88          1.88           2.47
                                              71            3.44           5.31          2.08           2.71
                                              72            3.84           5.81          2.33           3.01
                                              73            4.29           6.37          2.64           3.36
                                              74            4.79           6.98          2.98           3.77
                                              75            5.33           7.64          3.38           4.21
                                              76            5.91           8.32          3.80           4.69
                                              77            6.51           9.01          4.26           5.19
                                              78            7.15           9.71          4.76           5.73
                                              79            7.85           10.45         5.32           6.31
                                              80            8.62           11.26         5.96           6.97
                                              81            9.50           12.15         6.70           7.73
      * Abstainer generally                   82            10.50          13.16         7.56           8.60
      means the Insured does not              83            11.63          14.26         8.55           9.61
      use tobacco products.                   84            12.86          15.43         9.65           10.73
                                              85            14.18          16.62         10.86          11.93
                                              86            15.57          17.80         12.17          13.21
      ** User generally means                 87            17.00          19.04         13.59          14.57
      the Insured uses tobacco                88            18.49          20.35         15.13          16.01
      products.                               89            20.04          21.67         16.79          17.53
                                              90            21.69          23.03         18.61          19.26
                                              91            23.49          24.47         20.64          21.16
                                              92            25.50          26.17         22.97          23.32
                                              93            27.96          28.41         25.80          25.94
                                              94            31.38          31.56         29.59          29.59
                                              95            36.80          36.80         35.37          35.37
                                              96            46.59          46.59         45.53          45.53
                                              97            67.04          67.04         66.32          66.32
                                              98           120.67         120.67        120.23         120.23
                                              99           120.67         120.67        120.23         120.23
                                             ----------------------------------------------------------------

                   SUPPLEMENT D - TABLE OF SURRENDER CHARGES


The Maximum Surrender Charges per $1,000 of decrease in Specified Amount (except for decreases caused by a change of death benefit options) for Policy Years 1-10 are listed in the table below. Surrender charge decreases linearly to zero between the end of year 10 and the end of year 14.


            --------------------------      ------------------------------------------------------------------
                  Juvenile Ages                                         Adult Ages
            --------------------------      ------------------------------------------------------------------
      Issue                                  Issue          Male           Male         Female         Female
      Age         Male        Female          Age        Abstainer*       User**      Abstainer*       User**
      -----       ----        ------        -------       ---------       -------      ---------       -------
      0           15.40       14.60           20            18.80          20.70         17.80          18.70
      1           15.50       14.60           21            19.10          21.00         18.00          19.00
      2           15.60       14.80           22            19.30          21.30         18.30          19.30
      3           15.80       14.90           23            19.60          21.60         18.50          19.60
      4           15.90       15.00           24            19.80          22.00         18.80          19.90
      5           16.10       15.20           25            20.10          22.30         19.10          20.20
      6           16.30       15.30           26            20.40          22.70         19.30          20.50
      7           16.40       15.50           27            20.80          23.10         19.60          20.80
      8           16.60       15.60           28            21.10          23.50         19.90          21.20
      9           16.90       15.80           29            21.50          24.00         20.30          21.60
      10          17.10       16.00           30            21.80          24.40         20.60          21.90
      11          17.30       16.10           31            22.20          24.90         20.90          22.30
      12          17.60       16.30           32            22.60          25.40         21.30          22.80
      13          17.80       16.50           33            23.00          26.00         21.70          23.20
      14          18.10       16.70           34            23.50          26.60         22.10          23.70
      15          18.30       16.90           35            24.00          27.20         22.50          24.20
      16          18.50       17.10           36            24.40          27.80         22.90          24.70
      17          18.80       17.40           37            24.90          28.50         23.40          25.20
      18          19.00       17.60           38            25.50          29.20         23.80          25.70
      19          19.30       17.80           39            26.00          29.90         24.30          26.30
      ------------------------------
                                              40            26.60          30.60         24.80          26.90
                                              41            27.20          31.40         25.30          27.50
                                              42            27.80          32.20         25.80          28.10
                                              43            28.40          33.10         26.40          28.80
                                              44            29.10          34.00         27.00          29.40
                                              45            29.80          34.90         27.60          30.10
      * Abstainer generally means             46            30.60          35.90         28.20          30.80
      the Insured does not use                47            31.30          36.90         28.80          31.60
      tobacco products.                       48            32.10          38.00         29.50          32.30

                                              49            33.00          39.10         30.20          33.10
      ** User generally means the             50            33.90          40.30         30.90          33.90
      Insured uses tobacco products.          51            34.80          41.60         31.70          34.80
                                              52            35.80          42.90         32.40          35.70
                                              53            36.80          44.30         33.20          36.50
                                              54            37.90          44.90         34.10          37.50
                                              55            39.10          44.60         34.90          38.40
                                              56            40.30          44.20         35.80          39.40
      ------------------------------         -----------------------------------------------------------------

                                      D-1

                                            ------------------------------------------------------------------
                                                                            Adult Ages
                                            ------------------------------------------------------------------
                                             Issue          Male           Male         Female         Female
                                              Age        Abstainer*       User**      Abstainer*       User**
                                            -------       ---------       -------      ---------       -------
                                              57            41.60          43.90         36.80          40.50
                                              58            42.90          43.60         37.80          41.60
                                              59            43.50          43.30         38.90          42.80
                                              60            43.00          42.90         40.00          44.00
                                              61            42.60          42.60         41.20          44.00
                                              62            42.10          42.30         42.50          43.50
      * Abstainer generally means             63            41.60          42.00         42.80          42.90
      the Insured does not use                64            41.20          41.60         42.20          42.30
      tobacco products.                       65            40.80          41.30         41.60          41.80
                                              66            40.30          41.10         41.00          41.20
                                              67            40.00          40.90         40.40          40.70
      ** User generally means the             68            39.60          40.70         39.80          40.20
      Insured uses tobacco products.          69            39.30          40.50         39.30          39.70
                                              70            38.90          40.40         38.70          39.20
                                              71            38.60          40.30         38.10          38.70
                                              72            38.30          40.20         37.60          38.30
                                              73            38.00          40.00         37.10          37.80
                                              74            37.70          39.90         36.50          37.40
                                              75            37.40          39.90         36.00          37.00
                                              76            37.10          39.80         35.60          36.60
                                              77            36.90          39.80         35.10          36.20
                                              78            36.80          39.70         34.70          35.90
                                              79            36.60          39.60         34.30          35.60
                                              80            36.50          39.50         34.00          35.20
                                              81            36.30          39.30         33.50          34.80
                                              82            35.90          38.90         33.00          34.30

                                              83            35.30          38.10         32.30          33.50
                                              84            34.40          36.90         31.40          32.50
                                              85            32.90          35.10         30.00          31.00
                                             -----------------------------------------------------------------

                     SUPPLEMENT E - CONTINUATION PROVISIONS

Continuation Under the Term No-Lapse Guarantee Provision

To determine if your adjusted total premium payments are sufficient to maintain the Term No-Lapse Guarantee for continuation of your Policy when the Term No-Lapse Guarantee applies, we use the following procedure:

     o We determine your ADJUSTED TOTAL PREMIUM PAYMENTS (the total amount of your premium payments less the amount of any withdrawals and the amount of your Loan Account).
     o We determine if you have made any changes in your Policy that resulted in a change in the Monthly Deduction. In this discussion, we call this type of change a POLICY CHANGE.
     o   We determine the TOTAL REQUIRED AMOUNT for this guarantee  provision.
              o If you have not made any POLICY CHANGES, the TOTAL REQUIRED AMOUNT is 1/12th of the applicable minimum annual premium for the Term No-Lapse Guarantee multiplied by the number of months from the Policy Date to the next Monthly Anniversary Day. The minimum annual premium for the Term No-Lapse Guarantee under your Policy is shown in your Policy Schedule.
                  For example, if the minimum annual premium for the Term No-Lapse Guarantee is $1,200, your Policy Date is June 15, 2000, the next Monthly Anniversary Day is March 15, 2001, and you have not made any POLICY CHANGE, the REQUIRED AMOUNT is $900 ($100 ($1,200 divided by 12) x 9 (number of months in the period)).
              o If you have made a POLICY CHANGE, we calculate a REQUIRED AMOUNT for the period from the Policy Date to the date on which the POLICY CHANGE was effective and a REQUIRED AMOUNT for the period from the date on which the POLICY CHANGE was effective to the next Monthly Anniversary Day. Each calculation is based on the minimum annual premium for the Term No-Lapse Guarantee applicable for the period. We then add the 2 REQUIRED AMOUNTS to determine the TOTAL REQUIRED AMOUNT.
              o If you have made more than one POLICY CHANGE, we calculate a REQUIRED AMOUNT for each period. We then add the required amounts to determine the TOTAL REQUIRED AMOUNT.
              o We then compare your ADJUSTED TOTAL PREMIUM payments to the TOTAL REQUIRED AMOUNT.
              o If your ADJUSTED TOTAL PREMIUM payments are equal to or greater than the TOTAL REQUIRED AMOUNT, your Policy will continue to be effective, your Term No-Lapse Guarantee will remain in effect and your Policy will not lapse.
              o If your ADJUSTED TOTAL PREMIUM PAYMENTS are less than the TOTAL REQUIRED AMOUNT, a Grace Period will start.

              o We will send you notice if you are in jeopardy of losing your Term No-Lapse Guarantee. If your Term No-Lapse Guarantee is lost, it will not be reinstated.

CONTINUATION UNDER THE LIFETIME NO-LAPSE GUARANTEE PROVISION
To determine if your adjusted total premium payments are sufficient for continuation when the Lifetime No-Lapse Guarantee applies, we use the procedure described above, but we base our calculation of the total required amount on the minimum annual premium for the Lifetime No-Lapse Guarantee under your Policy as shown on your Policy Schedule.

                      SUPPLEMENT F - VALUATION PROCEDURES

SUB-ACCOUNTS ACCUMULATION UNIT VALUE

         In this discussion, the term Valuation Period means the period of time beginning at the close of trading on the NYSE on one Valuation Date, as defined below, and ending at the close of trading on the NYSE on the next succeeding Valuation Date. A Valuation Date is each day valuation of the Sub-Accounts is required by law including every day that the NYSE is open.

         The value of an Accumulation Unit at the close of any Valuation Period is determined for each Sub-Account by multiplying the Accumulation Unit Value of the Sub-Account at the close of the immediately preceding Valuation Period by the "Net Investment Factor" (described below). Depending upon investment performance of the underlying Fund in which the Sub-Account is invested, the Accumulation Unit Value may increase or decrease.

         The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
         (a) equals:   (1) the net asset value per share of the
                           underlying Fund at the end of the current Valuation Period, plus
                       (2) the per share amount of any dividend or capital gain
                           distribution made by the underlying Fund on shares held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
                       (3) a per share charge or credit for any taxes reserved,
                           which are determined by Columbus Life to have resulted from the investment operations of the Sub-Account during the current Valuation Period;
         (b) is the net asset value per share of the corresponding underlying Fund determined at the end of the immediately preceding Valuation Period; and
         (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for the daily portion of the annual mortality and expense risk charge.

FIXED ACCOUNT VALUE

The value of the Fixed Account is calculated on a daily basis by the following formula:

NP + XFT + I - XFF - WD = value of the Fixed Account where
         NP       =  the sum of all Net Premiums allocated to the Fixed Account
         XFT      =  any amount transferred to the Fixed Account from a
                     Sub-Account
         I        =  interest credited by Columbus Life to the Fixed Account
         XFF      =  any amounts transferred from the Fixed Account to a
                     Sub-Account
         WD       =  any amounts withdrawn for charges or deductions, or in
                     connection with any surrenders or partial withdrawals

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

              COLUMBUS LIFE INSURANCE COMPANY FINANCIAL STATEMENTS

COLUMBUS LIFE INSURANCE COMPANY


(A Wholly Owned Subsidiary of The Western and Southern Life Insurance Company) Report on Audits of Financial Statements - Statutory Basis as of December 31, 1998 and 1997 and for the Three Years Ended December 31, 1998

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) TABLE OF CONTENTS


                                                                           Pages

Report of Independent Accountants                                            1
Financial Statements:
  Balance Sheets - Statutory Basis as of December 31, 1998 and 1997          2
Summaries of Operations - Statutory Basis for the years ended
  December 31, 1998, 1997 and 1996                                           3
Statements of Changes in Shareholder's Equity - Statutory Basis
  for the years ended December 31, 1998, 1997 and 1996                       4
Statements of Cash Flows - Statutory Basis for the years ended
  December 31, 1998, 1997 and 1996                                           5
Notes to Statutory Basis Financial Statements                             6-16

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors



We have audited the accompanying balance sheets (statutory basis) of Columbus Life Insurance Company ("the Company") (a wholly owned subsidiary of The Western and Southern Life Insurance Company) as of December 31, 1998 and 1997, and the related summaries of operations (statutory basis) and statements of changes in shareholder's equity (statutory basis) and cash flows (statutory basis) for the three years ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are determined to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Columbus Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for the three years ended December 31, 1998.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Columbus Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the three years ended December 31, 1998, on the basis of accounting described in Note 1.


PricewaterhouseCoopers, LLP
March 5, 1999

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) BALANCE SHEETS - STATUTORY BASIS AS OF DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------



                                                           1998                1997
                                                       ----------           ----------
                                                              (IN THOUSANDS)
                                                         -------------------------


ASSETS
Bonds                                                  $1,459,357         $ 1,401,436
Preferred and common stocks                               240,218             195,723
Mortgage loans                                            148,623             159,861
Policy loans                                               77,236              75,268
    Real estate: Investment properties                         --                 171
    Properties acquired in satisfaction of debt             1,992               2,397
Cash and temporary investments                             42,064              42,534
Other invested assets                                      11,194               4,380
                                                       ----------         -----------
      Total cash and invested assets                    1,980,684           1,881,770

Premiums deferred and uncollected                           7,343               7,636
Investment income due and accrued                          23,284              23,048
Other assets                                                5,073               4,649
                                                       ----------         -----------
      Total assets                                     $2,016,384         $ 1,917,103
                                                       ----------         -----------



LIABILITIES

Policy reserves                                        $1,574,309         $ 1,538,045
Policy claims in process of settlement                      4,107               4,164
Dividends payable to policyholders                         14,578              15,204
Other liabilities                                          77,023              62,980
Interest maintenance reserve                               21,705              17,769
Asset valuation reserve                                    61,165              51,992
                                                       ----------         -----------
      TOTAL LIABILITIES                                 1,752,887           1,690,154




SHAREHOLDER'S EQUITY

Common stock, $1 par value,
authorized 10,000,000 shares, issued
and outstanding 10,000,000 shares                          10,000              10,000
Paid-in-capital                                            41,600              41,600
Retained earnings                                         211,897             175,349
                                                       ----------         -----------
      Total shareholder's equity                          263,497             226,949
                                                       ----------         -----------
      Total liabilities and shareholder's equity       $2,016,384         $ 1,917,103
                                                       ==========         ===========



The accompanying notes are an integral part of these financial statements.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) SUMMARIES OF OPERATIONS - STATUTORY BASIS FOR THE YEARS ENDED


December 31, 1998, 1997 and 1996

                                                         1998                 1997                1996
                                                      ----------           ----------          ----------
                                                                         (IN THOUSANDS)
                                                     ----------------------------------------------------------
Revenue:

    Premiums                                            $ 167,538           $ 159,235            $ 146,725
    Net investment income                                 138,724             143,809              134,651
    Considerations for supplementary
      contracts and dividend accumulations                  6,250               6,425                6,178
    Other                                                   5,624               3,821                3,156
                                                       ----------          ----------           ----------
                                                          318,136             313,290              290,710
                                                       ----------          ----------           ----------
Policy benefits and expenses:
    Death benefits                                         30,314              29,618               28,851
    Annuity benefits                                        8,165               8,352                7,058
    Disability and accident and health benefits             2,875               2,501                2,839
    Surrender benefits                                    121,444             107,856              103,848
    Other benefits                                         10,716              11,913               10,022
    Increase in policy reserve and other
      policyholders' funds                                 36,588              43,817               37,204
    Commissions on premiums                                27,800              23,961               23,030
    General expenses                                       36,583              35,167               37,728
                                                       ==========          ==========           ==========
                                                          274,485             263,185              250,580
                                                       ----------          ----------           ----------
    Gain from operations before dividends
      to policyholders, federal
      income taxes, and net realized capital gain          43,651              50,105               40,130
Dividends to policyholders                                 14,610              15,232               14,671
                                                       ----------          ----------           ----------
    Gain from operations before federal
      income taxes and net realized capital gain           29,041              34,873               25,459
Federal income taxes                                        6,238              11,079                5,713
                                                       ----------          ----------           ----------
    Net gain from operations before
      net realized capital gain                            22,803              23,794               19,746
Net realized capital gain, less federal
  income tax of $5,345 in 1998 and $2,467
  in 1997 and transfers to the Interest
Maintenance Reserve of $8,237 in 1998 and
  $5,938 in 1997                                           11,114               4,492               15,358
                                                       ----------          ----------           ----------
    Net income                                           $ 33,917            $ 28,286             $ 35,104
                                                       ==========          ==========           ==========


The accompanying notes are an integral part of these financial statements.

COLUMBUS LIFE INSURANCE COMPANY
  (A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY - STATUTORY BASIS FOR THE YEARS ENDED
December 31, 1998, 1997 and 1996
--------------------------------------------------------------------------------



                                                         1998                 1997                1996
                                                      ----------           ----------          ----------
                                                                         (IN THOUSANDS)
                                                     ----------------------------------------------------------

Shareholder's equity at beginning of year               $ 226,949           $ 185,348            $ 167,130
    Net income                                             33,917              28,286               35,104
    Change in net unrealized gains                         10,630              14,507              (13,922)
    Increase in nonadmitted assets                          1,457                 372                  685
    Increase in asset valuation reserve                    (9,173)             (1,312)              (3,491)
    Other                                                    (283)               (252)                (158)
                                                       ----------          ----------           ----------
Shareholder's equity at end of year                     $ 263,497           $ 226,949            $ 185,348
                                                       ==========          ==========           ==========



The accompanying notes are an integral part of these financial statements.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) STATEMENTS OF CASH FLOWS - STATUTORY BASIS FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                                         1998                 1997                1996
                                                      ----------            ----------         ----------
                                                                         (IN THOUSANDS)
                                                     ----------------------------------------------------------
Net cash from operations:
Premiums and annuity considerations                     $ 179,372           $ 169,138            $ 156,428
Net investment income received                            132,144             141,117              130,474
Other income received                                          --                 263                  166
                                                       ----------          ----------           ----------
                                                          311,516             310,518              287,068
Surrender benefits paid                                  (121,444)           (107,856)            (103,848)
Other benefits paid to policyholders                      (52,606)            (50,456)             (48,811)
Commissions, other expenses and taxes paid                (59,937)            (57,780)             (54,117)
Dividends paid to policyholders                           (15,236)            (14,673)             (14,150)
Federal income taxes paid                                  (8,020)            (18,334)             (13,572)
Net (increase) decrease in policy
  loans and premium notes                                  (1,968)             (2,169)              (1,149)
Other operating expenses paid                                (112)                 --               (3,549)
                                                        ----------          ----------           ----------
Net cash from operations                                   52,193              59,250               47,872
Proceeds from investments sold,
  matured or repaid:
Bond                                                      709,881             674,578              709,018
Stocks                                                    119,711             122,354              115,370
Mortgage loans                                             24,695              29,186               42,811
Real estate and other invested assets                       4,684               1,195               22,057
                                                        =========           ==========           ==========

Total investment proceeds                                 858,971             827,313              889,256
Other sources                                               4,197               1,145                4,398
                                                       ----------           ----------           ----------
Total cash provided                                       863,168             828,458              941,526
                                                       ----------           ----------           ----------
Cost of investments acquired:
Bonds                                                     754,891             722,159              793,135
Stocks                                                    140,492             132,550              113,514
Mortgage loans                                             13,127              13,900               13,711
Real estate and other invested assets                       6,656               2,086                  283
                                                       ----------           ----------           ----------
Total investments acquired                                915,166             870,695              920,643
Other cash applied, net                                       665                 734                7,180
                                                       ----------           ----------           ----------
Total cash applied                                        915,831             871,429              927,823
                                                       ----------           ----------           ----------
Net change in cash and temporary investments                 (470)             16,279               13,703
Cash and temporary investments:
Beginning of year                                          42,534              26,255               12,552
                                                       ----------           ----------           ----------
End of year                                              $ 42,064            $ 42,534             $ 26,255
                                                        =========           ==========           ==========

The accompanying notes are an integral part of these financial statements.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. PRINCIPAL ACCOUNTING POLICIES:


a. NATURE OF OPERATIONS: Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a mutual life insurance company.



The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 39 states and the District of Columbia. Approximately 61% of the gross premiums and annuity considerations for the Company were derived from Ohio, California, Michigan, Florida, Indiana and New Jersey.



b. BASIS OF PRESENTATION: The Company is subject to regulation by the Department of Insurance of the State of Ohio (the "Department") and other states in which the Company operates. The Company files financial statements with these departments using statutory accounting practices (SAP) prescribed or permitted by the Department and used in the preparation of the accompanying statutory-basis financial statements. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices differ from state-to-state, may differ from company-to-company within a state and may change in the future. These practices differ in some respects from generally accepted accounting principles. The more significant differences are:


o Certain assets are excluded from the statements of admitted assets, liabilities and shareholder's equity as "nonadmitted assets" (principally furniture and equipment) for statutory reporting purposes.

o Debt securities classified as available for sale are carried at amortized cost instead of fair value.

o Deferred federal income taxes are not provided for statutory reporting purposes.

o The Company's investment in subsidiaries is accounted for on the equity method for statutory purposes, rather than being consolidated with the Company.

o The costs of acquiring new business, such as commissions, certain costs of policy underwriting and issuance and certain variable agency expenses, have not been deferred for statutory reporting purposes.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Company received written approval from the Department to record guaranty fund assessments as billed and defer the amount on the balance sheet to the extent that they are recoverable through premium tax credits. When the tax credits are realized, the assessment is removed from the balance sheet as a credit to premium tax expense. The Company also received approval to record all taxes, including interest, assessments, settlements and corrections through the Summary of Operations, rather than as a direct charge to shareholder's equity. There is no prescribed accounting treatment for these transactions.

In March 1998, the NAIC finalized the Codification of Statutory Accounting Principles guidance which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The principal changes expected to impact the Company is the recording of deferred taxes.


The Ohio Insurance Department has adopted the Codification, effective January 1, 2001. The Company has not estimated the potential effect of the Codification guidance.



c. REVENUES AND EXPENSES: Annuity and universal life premiums are recognized as revenue when received. Other life insurance premiums are recognized at the beginning of each policy year. Accident and health insurance premiums are recognized as revenue when due. Policy acquisition costs are expensed as incurred.



d. VALUATION OF INVESTMENTS:


     o Debt securities and stock values are as prescribed by the NAIC; debt securities at amortized cost or NAIC value, preferred stocks in good standing at cost and all other stocks at market.
     o Investments in subsidiaries are recorded under the equity method, adjusted to use only those assets that would constitute admitted assets if owned directly by an insurance company. The net income or loss of such subsidiaries is recorded directly to retained earnings.
     o Mortgage loans not in default are carried at outstanding indebtedness less unamortized discount. Mortgage loans in default and property acquired in satisfaction of debt are recorded at the lower of the related indebtedness or fair market value.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     o Real estate is carried at the lower of depreciated cost or fair market value. Depreciation is computed by the straight-line method over the estimated useful life of the asset.
     o Policy loan values are carried at outstanding indebtedness not in excess of policy cash surrender value.

     o Real estate joint ventures and partnerships are accounted for on the equity basis, with the equity in earnings recorded through net investment income and equity for general and limited partnership interests, respectively.

The asset valuation reserve serves to provide a reserve, recorded through equity, against fluctuations in the market values of bonds, stocks, mortgage loans, real estate and other invested assets. The interest maintenance reserve defers the recognition of realized capital gains and losses resulting from changes in interest rates on fixed income investments sold, and amortizes the gains and losses into investment income over the remaining life of the investments sold. The net gain deferred as a result of recording the interest maintenance reserve was $8,237,000 and $5,938,000 and net of federal income taxes of $4,436,000 and $3,197,000 in 1998 and 1997, respectively. Realized gains and losses from sales of securities are determined on the basis of specific identification and recognized on the trade date.

Realized gains and losses, adjusted for the interest maintenance reserve are included in the determination of net income. Adjustments to fair market value for permanent declines in value of mortgage loans, property acquired in satisfaction of debt and real estate are treated as realized losses and are included in net income. Adjustments for declines which are not permanent are treated as unrealized losses.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



e. POLICY RESERVES: Policy reserves for life insurance, annuity contracts, and supplemental benefits are developed by using accepted actuarial methods and are computed principally on the Commissioner's Annuity Reserve Valuation Method. The following mortality tables and interest rates are used:


                                                                          PERCENTAGE OF RESERVES
                                                                         -------------------------
                                                                        1998                   1997
                                                                       ------                 ------

Life insurance:
    1941 Commissioners Standard Ordinary, 2-1/2% - 3%3.7%                3.9%
    1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%               23.6                   23.9
    1980 Commissioners Standard Ordinary, 4% - 5%                       33.7                   29.2
Annuities:
    Various, 2-1/2% - 7-1/2%                                            36.9                   40.7
Supplemental benefits:
    Various, 2-1/2% - 7-1/2%                                             1.1                    1.2
Other, 2% - 5-1/2%                                                       1.0                    1.1
                                                                       ------                 ------
                                                                       100.0%                 100.0%
                                                                       ------                 ------



f. DIVIDENDS: Dividends to policyholders are determined annually by the Board of Directors. The dividends to policyholders were determined using factors based on approved dividend scales. Dividends to policyholders are reserved one year in advance through charges to operations.



g. CASH AND TEMPORARY INVESTMENTS: The Company considers short-term investments with an initial maturity of three months or less to be temporary investments.



h. FEDERAL INCOME TAXES: The Company's parent files a consolidated tax return with its eligible subsidiaries, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written agreement. Under the agreement, the benefits from losses of subsidiaries are not retained by the subsidiary companies but are allocated among those companies in the consolidated group having taxable income.



i. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by insurance regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2. DEBT AND EQUITY SECURITIES:

Fair values for debt securities are based on quoted market prices. The amortized cost and estimated fair values of debt securities at December 31, 1998 and 1997 are as follows:

                                                                            1998
                                      --------------------------------------------------------------------------
                                                                                                   ESTIMATED
                                              AMORTIZED        UNREALIZED       UNREALIZED           FAIR
                                                COST              GAINS           LOSSES             VALUE
                                     ---------------------------------         ---------------------------------
                                                                      (IN THOUSANDS)
                                     ---------------------------------------------------------------------------
U.S. Treasury securities and obligations
   of U.S. government corporations
   and agencies                            $   64,996           $ 1,273           $  565        $   65,704
Debt securities issued by states of
   the U.S. and political subdivisions
   of the states                                6,004             1,012               --             7,016
Corporate securities                        1,074,857            59,379            7,816         1,126,420
Mortgage-backed securities                    313,250             8,836              260           321,826
Foreign government securities                     250                --                7               243
                                         ------------      ------------     ------------      ------------
Total                                      $1,459,357           $70,500           $8,648        $1,521,209
                                         ============      ============     ============      ============


                                                                           1997
                                     ---------------------------------------------------------------------------
                                                                                                   ESTIMATED
                                              AMORTIZED        UNREALIZED       UNREALIZED           FAIR
                                                COST              GAINS           LOSSES             VALUE
                                     ---------------------------------         ---------------------------------
                                                                      (IN THOUSANDS)
                                     ---------------------------------------------------------------------------
U.S. TREASURY SECURITIES AND OBLIGATIONS
OF U.S. GOVERNMENT CORPORATIONS
AND AGENCIES                               $   10,456            $  460             $ --        $   10,916
Debt securities issued by states of
   the U.S. and political subdivisions
   of the states                               30,900             2,786               --            33,686
Corporate securities                        1,107,134            53,161            1,363         1,158,932
Mortgage-backed securities                    252,696             7,183              831           259,048
Foreign government securities                     250                 -                9               241
                                         ------------      ------------     ------------      ------------
Total                                      $1,401,436           $63,590           $2,203        $1,462,823
                                         ============      ============     ============      ============

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The amortized cost and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                ESTIMATED
                                              AMORTIZED           FAIR
                                                COST              VALUE
                                     ---------------------------------------
                                                    (IN THOUSANDS)
                                     ---------------------------------------

Due in one year or less                       $28,599           $28,916
Due after one year through five years         479,972           498,720
Due after five years through ten years        446,786           470,016
Due after ten years                           190,750           201,731
                                         ------------      ------------
                                            1,146,107         1,199,383
Mortgage-backed securities                    313,250           321,826
   Total                                   $1,459,357        $1,521,209
                                         ============      ============


Proceeds from sales of investments in bonds during 1998, 1997 and 1996 were $709,881,000, $674,578,000 and $709,018,000, respectively. Gross gains of
$13,801,000, $10,711,000 and $12,768,000 and gross losses of $2,004,000,
$1,795,000 and $3,449,000 were realized on these sales in 1998, 1997 and 1996, respectively.

Unrealized gains and losses on investments in common stocks and on investments in subsidiaries are reported directly in equity and do not affect net income. The gross unrealized gains and gross unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:


                                                                           1998
                                     ---------------------------------------------------------------------------
                                                               UNREALIZED       UNREALIZED           FAIR
                                                COST              GAINS           LOSSES             VALUE
                                     ---------------------------------         ---------------------------------
                                                                      (IN THOUSANDS)
                                     ---------------------------------------------------------------------------

Preferred stocks in good standing            $ 22,764            $  929           $  146          $ 23,547
Other preferred stocks                          2,094                --              844             1,250
                                         ------------      ------------     ------------      ------------
   Total preferred stocks                    $ 24,858            $  929           $  990          $ 24,797
                                         ============      ============     ============      ============

Common stock                                 $138,817           $41,775          $10,629          $169,963
Subsidiaries                                   37,573            21,240           12,572            46,241
                                         ------------      ------------     ------------      ------------
   Total common stock                        $176,390           $63,015          $23,201          $216,204
                                         ============      ============     ============      ============


COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                                           1997
                                     ---------------------------------------------------------------------------
                                                               UNREALIZED       UNREALIZED           FAIR
                                                COST              GAINS           LOSSES             VALUE
                                     ---------------------------------         ---------------------------------
                                                                      (IN THOUSANDS)
                                     ---------------------------------------------------------------------------
Preferred stocks in good standing            $ 14,808            $  873           $   16          $ 15,665
Other preferred stocks                          2,000                --              690             1,310
                                         ------------      ------------     ------------      ------------
    Total preferred stocks                   $ 16,808            $  873           $  706          $ 16,975
                                         ============      ============     ============      ============


Common stock                                 $114,837           $22,991          $ 5,008          $136,820
Subsidiaries                                   33,037            21,043           11,295            42,785
                                         ------------      ------------     ------------      ------------
   Total common stock                        $147,874           $44,034          $16,303          $179,605
                                         ============      ============     ============      ============


Proceeds from sales of investments in equity securities during 1998, 1997 and 1996 were $119,711,000, $122,354,000 and $115,370,000, respectively. Gross gains of $22,175,000, $19,599,000 and $22,663,000 and gross losses of $6,390,000,
$13,127,000 and $2,464,000 were realized on these sales in 1998, 1997 and 1996, respectively.


Net investment income consisted of the following for the years ended December
31,:


                                                         1998                 1997                1996
                                                       ----------          ----------           ----------
Debt securities                                          $111,621            $108,148             $103,347
Equity securities                                           5,370              13,717                6,164
Mortgage loans                                             13,814              14,733               17,650
Rental income from real estate                                229                 500                1,427
Policy loans                                                4,811               4,647                4,504
Other invested assets                                       1,242                 905                1,874
Short-term investments                                      2,597               3,225                2,442
                                                       ----------          ----------           ----------
Gross investment income                                   139,684             145,875              137,408
Investment expense                                           (960)             (2,066)              (2,757)
                                                       ----------          ----------           ----------
Net investment income                                    $138,724            $143,809             $134,651
                                                       ==========          ==========           ==========


COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
3. FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following sets forth the fair values of the Company's financial instruments.

                                                         1998                               1997
                                     ---------------------------------------------------------------------------
                                              CARRYING            FAIR           CARRYING            FAIR
                                                VALUE             VALUE            VALUE             VALUE
                                     ---------------------------------         ---------------------------------
                                                    (IN THOUSANDS)                     (IN THOUSANDS)
                                     ---------------------------------------------------------------------------
Assets
    DEBT SECURITIES                        $1,459,357        $1,521,209       $1,401,436        $1,462,823
   Preferred and common stock                 193,977           194,760          152,938           153,795
   Mortgage loans, net                        148,623           158,136          159,861           168,818
   Cash and temporary investments              42,064            42,064           42,534            42,534
                                         ------------      ------------     ------------      ------------
     Total assets                          $1,844,021        $1,916,169       $1,756,769        $1,827,970
                                         ============      ============     ============      ============


Liabilities
   Investment-type contract reserves        1,172,653         1,111,851        1,151,598         1,071,801
                                         ------------      ------------     ------------      ------------
     Total liabilities                     $1,172,653        $1,111,851       $1,151,598        $1,071,801
                                         ============      ============     ============      ============



Fair values for debt, equity and short-term investment securities are based on quoted market prices.

The fair values of mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair market value of the related underlying collateral or carrying value of the loan.

The Company believes it is not practicable to estimate the fair value of policy loans. These assets, totaling $77,236,000 at December 31, 1998, are carried at their aggregate unpaid principal balances. Estimation of the fair value is not practicable as the loans have no stated maturity and are an integral part of the related insurance contracts.

Certain reserves for investment-type insurance contracts do not include mortality or morbidity risk. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company's overall management of interest rate risk.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The Company believes that all individual annuity contracts which are in the cash value fund accumulation phase prior to annuitization represent investment-type insurance contracts. The fair values for these contracts have been estimated as the carrying values in the balance sheet less any applicable surrender charges. It also believes the single premium immediate annuities without life contingencies represent investment contracts. The fair value of these annuities is estimated by recalculating the reserve at a reinvestment interest rate determined from Asset/Liability matching.

Interest changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions which may prevent timely adjustment. The Company's Management constantly monitors interest rates with respect to a spectrum of durations and sells annuities that permit flexible responses to interest rate changes as part of the Company's management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

4. RELATED PARTY TRANSACTIONS:


The Company is a party to a service agreement with Western and Southern for the performance of certain legal services, investment advisory and data processing functions for the Company. The Company paid $8,537,000, $7,175,000 and $5,760,000 in 1998, 1997 and 1996, respectively, for these services.


The Company has entered into an agreement with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern which merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company's balance sheets for policies and contracts included under the Agreement are:

                                                      DECEMBER 31,
                                                     --------------
                                               1998                   1997
                                             --------               --------
                                                     (IN THOUSANDS)
                                             ------------------------------
Life and annuity reserves                   $ 903,045              $ 938,017
Accident and health reserves                   13,507                     --

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5. FEDERAL INCOME TAXES:

Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the summaries of operations:

                                                         1998                 1997                1996
                                                     ---------------     ---------------     ---------------
                                                                         (IN THOUSANDS)
                                                     -------------------------------------------------------


Income tax computed at statutory rate                    $ 10,164            $ 12,206              $ 8,910
Increase (decrease) in taxes resulting from:
    Adjustments to statutory reserves
    for tax purposes                                        1,835               1,989                2,306
    Deferred acquisition costs recorded
    for tax purposes                                        1,495               1,719                1,727
    Amortization of IMR                                    (1,505)             (1,284)              (1,001)
    EDP conversion cost expense                                --                  --                   56
    Bond discount accrual                                  (1,011)               (726)                (760)
    Charitable contributioN                                    --                  --               (1,733)
                                                       -----------          ----------          -----------
    Dividend received deduction                                --              (3,500)              (1,225)
    Changes in prior period estimates                      (7,815)                729               (3,129)
    Other                                                   3,075                 (54)                 559
                                                       -----------          ----------          -----------
Federal income taxes                                      $ 6,238            $ 11,079              $ 5,713
                                                       ===========          ==========          ===========




6. DIVIDEND RESTRICTIONS:

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure, without prior approval of the regulators, to the greater of ten percent of statutory surplus or the prior year statutory net gain from operations. As of December 31, 1998, the Company has approximately $33,917,000 available for payment of dividends to Western and Southern without further approval of the regulators. No dividends were paid to Western and Southern in 1998, 1997 and 1996.

7. CONTINGENCIES:

The Company is currently a defendant in various lawsuits which allege improper sales practices by the Company. Recently a nationwide class was certified in one of these cases. The terms of the class are still uncertain; however, the Company intends to vigorously appeal the certification.
At this point in time, management is unable to estimate the potential outcome of the lawsuits.

COLUMBUS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY) NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


8. REGULATORY RESTRICTIONS:

The Company is required by statutory regulations to meet minimum risked-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 1998 and 1997, the Company exceeded the minimum risk-based capital standards required.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

                                    GLOSSARY

ACCOUNT VALUE                       The sum of the value of your investments in
                                    the Sub-Accounts, the value of your
                                    investments in the Fixed Account and the value of your Loan Account.

ACCUMULATION UNIT                   A unit of measure used to calculate a
                                    Policyholder's share of a Sub-Account.

ACCUMULATION UNIT VALUE             The dollar value of an Accumulation Unit in
                                    a Sub-Account.

ATTAINED AGE                        We determine the Attained Age of the Insured
                                    at various times for various reasons.
                                        o  At the time we issue your Policy, the
                                           Insured's Attained Age is the
                                           Insured's age on the Policy Date.
                                        o  After we issue your Policy, the
                                           Insured's Attained Age generally is
                                           the Insured's age on the last
                                           Policy Anniversary on or before the
                                           Monthly Anniversary Date.
                                        o  If you increase the Specified Amount
                                           after we issue your Policy, the
                                           Insured's Attained Age, for purposes
                                           of determining cost of insurance
                                           charges applicable to the increase,
                                           is the Insured's age on the last
                                           anniversary of the increase on or
                                           before that Monthly Anniversary Day.

BENEFICIARY                         The person or persons you have named to
                                    receive the Death Proceeds when the Insured dies.

CASH SURRENDER VALUE                The Account Value minus any surrender
                                    charge.

COLUMBUS LIFE, WE, US               Columbus Life Insurance Company.
AND OUR

CONTINGENT BENEFICIARY              The person or persons you have named to
                                    receive the Death Proceeds when no
                                    Beneficiaries remain alive and the Insured dies.

DEATH BENEFIT                       The amount we pay to the Beneficiary under
                                    the Policy when the Insured dies.

DEATH PROCEEDS                      Death Benefit plus any insurance on the
                                    Insured's life that was provided by riders to your Policy.

FIXED ACCOUNT                       An investment option that provides a fixed
                                    rate of interest.

FUND A Fund is a series of a registered management investment company. Each Sub-Account invests in a Fund that has the same investment objective as the Sub-Account.

INDEBTEDNESS                        The sum of the value of your Loan Account
                                    plus accrued and unpaid interest on the
                                    loan.

INSURED                             The person on whose life we provide
                                    insurance coverage under your Policy.

LOAN ACCOUNT                        The portion of your Account Value that is
                                    collateral for your loans.

MINIMUM ISSUE LIMIT                 The minimum amount of insurance you must
                                    purchase and maintain. If the Insured is in a standard premium class, the Minimum Issue
                                    Limit is $25,000. If the Insured is in a preferred premium class, the Minimum Issue
                                    Limit is $100,000.

MONTHLY ANNIVERSARY DAY             The date each month on which
                                    we deduct the Monthly Deduction and Monthly
                                    Expense Charge. This is generally the same date each month as the Policy Date, so long as that date is a day on which processing occurs.

MONTHLY DEDUCTION                   The Monthly Deduction includes the amount
                                    deducted for the cost of insurance charge plus the cost of any additional benefits provided under your Policy by rider.

MONTHLY EXPENSE CHARGE              The Monthly Expense Charge covers the cost
                                    of administering your Policy.

NET CASH SURRENDER VALUE            Your Account Value minus any surrender
                                    charge and any Indebtedness.

NET PREMIUMS                        The amount of premium payment you paid less
                                    the premium expense charge and less the tax charges.

PAYEE The person who actually receives the payment of proceeds from us under one of the Income Plans. Depending on the circumstances, the Payee might mean you, the Beneficiary, the Contingent Beneficiary, your estate or another designated person.

POLICY The Columbus Life Flexible Premium Variable Universal Life Policy, including the application and any amendments, any supplemental application, riders or endorsements.

POLICY ANNIVERSARY                  The same date each year as the Policy Date.

POLICY DATE                         The date from which Policy months, years and
                                    anniversaries are measured.

POLICY SCHEDULE                     The schedule that begins on page 3 of your
                                    Policy. It contains specific information about your Policy such as the Specified
                                    Amount, your planned premium, the death
                                    benefit option you selected, required
                                    payments for guaranteed continuation of your Policy and the maximum amounts of various charges.

POLICY YEAR                         A year that starts on the your Policy Date
                                    or an anniversary of your Policy Date.

SEPARATE ACCOUNT 1                  A separate account of Columbus Life
                                    Insurance Company that supports your Policy.

SPECIFIED AMOUNT                    The amount of insurance coverage provided by
                                    the Policy.

SUB-ACCOUNTS                        A division of Separate Account 1. Each
                                    Sub-Account invests in a Fund, which has the same investment objective as the Sub-Account.

SURRENDER CHARGE                    If the Specified Amount of your Policy
                                    decreases, you will pay a surrender charge under certain circumstances.

Columbus Life
Insurance Company Logo


400 East Fourth Street (Y) P.O. Box 5737 (Y) Cincinnati, Ohio 45201-5737 (Y)
(800) 677-8383 (Y) www.ColumbusLife.com




This booklet contains the Columbus Life Flexible Premium Variable Universal Life Insurance Prospectus and the current prospectuses of AIM Variable Insurance Funds, Inc., The Alger American Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust and Touchstone Variable Series Trust. You should rely only on the information contained in the Policy (including any attached riders or endorsements), these prospectuses or our approved sales literature.

No one is authorized to give any information or make any representation other than those contained in the Policy (including any attached riders or endorsements), these prospectuses or our approved sales literature.